UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811- 07343

Exact name of registrant as specified in charter:	The Prudential Investment Portfolios, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2020

Date of reporting period:	9/30/2020

Item 1 – Reports to Stockholders

PGIM BALANCED FUND

ANNUAL REPORT

SEPTEMBER 30, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Balanced Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2020.

During the first half of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first half of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. As states reopened their economies in the spring and summer, a strong equity market rally helped stocks around the globe post gains during the period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Balanced Fund

November 16, 2020

PGIM Balanced Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	2.21	6.79	7.99	—
(without sales charges)	5.64	7.50	8.35	—
Class C
(with sales charges)	3.77	6.73	7.58	—
(without sales charges)	4.77	6.73	7.58	—
Class R
(without sales charges)	4.95	7.12	8.04	—
Class Z
(without sales charges)	5.90	7.81	8.67	—
Class R6
(without sales charges)	6.01	N/A	N/A	5.20 (11/28/17)
Customized Blend Index
	10.46	9.21	8.57	—
Bloomberg Barclays US Aggregate Bond Index
	6.98	4.18	3.64	—
S&P 500 Index
	15.14	14.14	13.73	—

Average Annual Total Returns as of 9/30/20 Since Inception (%)
Class R6 (11/28/17)
Customized Blend Index	7.51
Bloomberg Barclays US Aggregate Bond Index	5.59
S&P 500 Index	10.94

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Customized Blend Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2010) and the account values at the end of the current fiscal year (September 30, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Balanced Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Customized Blend Index—The Customized Blend Index is unmanaged and intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. S&P 500 Index (44%) provides a broad indicator of domestic stock price movements in large cap stocks; Bloomberg Barclays US Aggregate Bond Index (40%) includes investment grade securities issued by the US government, its agencies, and by corporations with between 1 and 10 years remaining to maturity; Russell 2000 Index (4%) contains the 2,000 smallest US companies included in the Russell 3000 Index, which gives a broad look at how stock prices of smaller companies have performed; and MSCI ACWI ex US Index (12%) is a stock market index comprising of non-US stocks from 23 developed markets and 26 emerging markets.

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC-registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 9/30/20

Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	3.3%
Microsoft Corp.	Software	2.9%
Amazon.com, Inc.	Internet & Direct Marketing Retail	2.4%
Facebook, Inc., (Class A Stock)	Interactive Media & Services	1.3%
Procter & Gamble Co. (The)	Household Products	0.9%
Alphabet, Inc., (Class C Stock)	Interactive Media & Services	0.8%
Alphabet, Inc., (Class A Stock)	Interactive Media & Services	0.7%
Home Depot, Inc. (The)	Specialty Retail	0.7%
Intel Corp.	Semiconductors & Semiconductor Equipment	0.6%
AT&T, Inc.	Diversified Telecommunication Services	0.6%

Holdings reflect only long-term Investments and are subject to change.

PGIM Balanced Fund	7

Strategy and Performance Overview

How did the Fund perform?

The PGIM Balanced Fund’s Class Z shares returned 5.90% in the 12-month reporting period that ended September 30, 2020, underperforming the 10.46% return of the Customized Blend Index (the Index). The Index is a model portfolio consisting of the S&P 500 Index (44%), the Bloomberg Barclays US Aggregate Bond Index (40%), the Russell 2000 Index (4%), and the MSCI ACWI ex US Index (12%).

What were the market conditions?

•

The global COVID-19 pandemic led to the most severe economic contraction in decades during the first half of 2020, followed by a surge in economic growth in the third quarter as government-mandated lockdowns and restrictions were loosened.

•

Though financial markets were extremely volatile, equities outperformed bonds during the reporting period, with the broad-based S&P 500 Index returning 15.14% and the Bloomberg Barclays US Aggregate Bond Index returning 6.98%.

•

In the fourth quarter of 2019, before the outbreak of COVID-19, a combination of positive factors—including lower geopolitical risk as the US and China signed a “Phase One” trade deal, solid economic fundamentals, and dovish central banks—supported equity markets. The S&P 500 Index rose 9% while bonds were essentially flat in the quarter.

•

Entering 2020, economic and earnings data continued to improve. However, concerns about COVID-19 surfaced near the end of January. Equity markets faced downward pressure as volatility increased and interest rates fell. Still, data indicated a healthy US economy, which helped lift the S&P 500 Index to an all-time high in mid-February before the spread of COVID-19 quickly shifted market sentiment. As COVID-19 evolved from a localized outbreak in China to a global pandemic, large-scale economic shutdowns enveloped the globe. The question of whether there would be a global recession changed to how sharp, deep, and long that recession would last. In March, equity markets declined precipitously, dropping more than 30% between February 19 and March 23.

•

The global policy response to the pandemic was massive, completely dwarfing the response to the global financial crisis in 2008-09 and delivered in a much shorter period of time. This response helped prevent a global economic collapse, reduced collateral damage, and may have provided the support necessary to sustain an economic recovery.

•

In the second quarter of 2020, equities sharply rebounded, as the number of COVID-19 infections stabilized, the global policy response took hold, and economic conditions improved as countries reopened. The stock market rebound was almost as strong and swift as the decline. From its 2020 trough in late March through the end of the reporting period, the S&P 500 Index surged more than 50%, with most other risky asset classes following suit.

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•

The pandemic resulted in investors crowding into idiosyncratic growth stocks that could perform well even when broad economic growth is slow, in QMA’s view. Such an environment does not bode well for value stocks (i.e., inexpensive stocks with strong fundamentals), which tend to be more economically sensitive in nature. Moreover, investors have bid up the price of health care stocks with any affiliation to a COVID-19 vaccine, treatment, or testing solution without regard for relative valuations or underlying company fundamentals. QMA expects that these elevated valuations will revert to levels supported by fundamentals in due time.

•

Following a difficult first quarter of 2020, spread markets rebounded sharply in the second and third quarters as the Federal Reserve’s (the Fed’s) unprecedented monetary responses—including a near-zero federal funds rate, purchases of mortgage-backed securities and commercial mortgage-backed securities (CMBS), primary and secondary corporate credit facilities, and its Term Asset-Backed Securities Loan Facility—significantly improved market liquidity. With investors willing to take on more risk amid improving economic data and a gradual re-opening of the economy, spreads declined sharply over the last six months of the period. Investment grade spreads and high yield spreads continued to tighten in the third quarter to end the period at 136 basis points (bps) and 541 bps, respectively, but they remained wider than where they began 2020. (One basis point equals 0.01%.) Spreads on high-quality tranches of conduit CMBS continued to tighten but also remained wide of where they began 2020. Meanwhile, AAA-rated tranches of collateralized loan obligations were one of the few assets that revisited pre-COVID levels by the end of the period, having regained the level they were at when 2020 started.

What worked?

•

Security selection within the fixed income segment of the Fund added to performance, with positions in high yield corporate bonds, CMBS, and US Treasury securities the largest contributors to returns. Within corporate credit, the Fund’s positions in the healthcare & pharmaceutical, telecommunications, and consumer non-cyclical industries added value.

•	The Fund’s duration positioning also bolstered performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•

Within the US equity segment of the Fund, overweight positions in companies with improving growth prospects and underweight positions in companies with deteriorating growth prospects contributed to results.

•

In the international equity segment of the Fund, favoring high-growth, high-quality stocks, overall was effective. This strategy was particularly advantageous in the Chinese consumer discretionary and industrials sectors.

PGIM Balanced Fund	9

Strategy and Performance Overview (continued)

What didn’t work?

•

The equity segment of the Fund underperformed the blended equity benchmark by 5.56% during the reporting period. The fixed income segment underperformed the Bloomberg Barclays US Aggregate Bond Index by 0.53%.

•

For slower-growing companies, QMA favors stocks that are inexpensive relative to industry peers. During the period, that positioning produced a negative excess return. While more reasonably priced names relative to their earnings and book value started to perform well toward the end of 2019, the COVID-19 pandemic was a major drag on the strategy’s value performance.

•

Within the fixed income segment of the Fund, overall sector allocation hurt performance, with overweight positions in CMBS, high yield corporate bonds, investment-grade corporate bonds, and emerging markets debt the largest detractors from returns.

•

Security selection of emerging markets debt and asset-backed securities was negative. In addition, within corporate credit, positions in media & entertainment, gaming & lodging & leisure, and foreign non-corporate bonds also limited results.

•	Within the fixed income segment, yield curve positioning, principally along the US Treasury curve, detracted from results. Currency selection was also negative.

•

Asset allocation detracted from performance during the period. This was mainly due to the Fund’s conservative positioning in April 2020, when the S&P 500 Index outperformed the Bloomberg Barclays US Aggregate Bond Index by 11% amid massive uncertainty surrounding COVID-19 and its potential impact on the global economy and corporate earnings.

Did the Fund use derivatives?

•	The Fund utilized S&P 500 equity futures to equitize cash positions and for liquidity purposes. This exposure had a slightly positive impact on the Fund’s performance during the reporting period.

•

The US equity sleeves did not hold any derivatives. The international equity sleeve held stock index futures, including Topix (Tokyo Stock Index) futures, DJ Euro Stoxx futures, FTSE 100 futures, and MSCI EAFE mini futures. These derivatives were used to maintain exposure to equities and to provide portfolio liquidity. The futures had minimal impact on performance.

•

The fixed income sleeve uses derivatives when they facilitate implementation of the overall investment approach. During the period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. Over the period, futures and swaps helped performance, while options had a negligible impact. In addition, the Fund traded foreign exchange derivatives, which hurt performance during the period.

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Current outlook

•

At the end of reporting period, there were signs that global economic growth was slowing, and it remains highly uncertain when the global economy will regain its pre-COVID-19 levels of activity, in QMA’s view.

•	QMA believes the pace of the global economic recovery will depend on several critical factors:

•	How the pandemic evolves

•	How quickly medical breakthroughs (e.g., treatments and vaccines) emerge

•	Whether or not US-China tensions escalate further

•	Whether governments continue to provide ample fiscal support

•

Since the current downturn was sparked by a pandemic—an external shock—rather than a build-up of economic imbalances that precipitated previous downturns, the economy should be better positioned to bounce back more quickly.

•

During the period, the Fed changed its operating framework, enabling it to target higher inflation during economic recoveries after inflation shortfalls during downturns. QMA thinks this means the Fed will let the US economy run hotter than it would otherwise and that it will delay raising short-term interest rates until inflation picks up. The Fed’s interest rate forecasts suggest it does not expect to raise rates until 2023.

•

The biggest risk seems to be politics. The US Congress had not yet agreed on another round of fiscal stimulus by the end of the period, and the odds of an agreement before the November election did not appear good. The loss of fiscal support could undercut the US economy’s progress and endanger the recovery. The results of the US presidential election (including the possibility of a delayed result or a contested outcome) and new policies from the subsequent government are other risks that could prove disruptive to the economy.

•	Massive divergence among equity market segments has been a defining feature of 2020:

•

Among US equity sectors, information technology and consumer discretionary were up more than 20% by the end of the period, while cyclical sectors such as industrials, financials, and energy had declined.

•	Growth massively outperformed value, and the US outperformed non-US developed markets and emerging markets.

•	The macro environment continues to be positive for equities and other risky assets:

•	Economic growth continues to recover, with lots of spare capacity in both labor markets and industry.

PGIM Balanced Fund	11

Strategy and Performance Overview (continued)

•	Governments continue to provide massive support with fiscal and monetary largess.

•	Inflationary pressures are not likely to force authorities to hit the brakes anytime soon.

•	The Fed’s new operating framework is likely to push real interest rates down even further.

•

The rebound in economic growth has elevated earning revisions sharply into positive territory. Thus, QMA believes the earnings hole for 2020 won’t be as deep as originally feared, and US earnings should reach new highs by the end of 2021 if consensus forecasts are correct.

•

The danger is that markets have already moved too far in discounting the improvement in fundamentals, as equity market multiples have reached levels last seen during the technology bubble of the late 1990s. Equity valuations, however, look much less ominous compared to ultra-low/negative rates on cash or sovereign bonds.

•

Fixed income spread product will likely continue to benefit from central bank buying and the global search for yield. However, spreads are not nearly as attractive as they were and some segments, such as speculative-grade debt, face significant fundamental challenges.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Balanced Fund	13

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Balanced Fund		Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,198.10	1.00%	$5.50
	Hypothetical	$1,000.00	$1,020.00	1.00%	$5.05
Class C	Actual	$1,000.00	$1,193.20	1.78%	$9.76
	Hypothetical	$1,000.00	$1,016.10	1.78%	$8.97
Class R	Actual	$1,000.00	$1,195.40	1.47%	$8.07
	Hypothetical	$1,000.00	$1,017.65	1.47%	$7.41
Class Z	Actual	$1,000.00	$1,199.20	0.77%	$4.23
	Hypothetical	$1,000.00	$1,021.15	0.77%	$3.89
Class R6	Actual	$1,000.00	$1,199.80	0.65%	$3.57
	Hypothetical	$1,000.00	$1,021.75	0.65%	$3.29

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2020, and divided by the 366 days in the Fund’s fiscal year ended September 30, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of September 30, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 98.7%

COMMON STOCKS 60.1%

Aerospace & Defense 1.1%
Aerojet Rocketdyne Holdings, Inc.*	800	$31,912
BWX Technologies, Inc.	7,700	433,587
Huntington Ingalls Industries, Inc.	3,580	503,885
Lockheed Martin Corp.	9,017	3,456,036
Moog, Inc. (Class A Stock)	1,732	110,034
Northrop Grumman Corp.	6,980	2,202,120
Raytheon Technologies Corp.	51,377	2,956,233
Vectrus, Inc.*	2,380	90,440

		9,784,247

Air Freight & Logistics 0.3%
Atlas Air Worldwide Holdings, Inc.*	1,500	91,350
Deutsche Post AG (Germany)	20,030	910,833
Expeditors International of Washington, Inc.	9,500	859,940
Hub Group, Inc. (Class A Stock)*	3,680	184,717
Radiant Logistics, Inc.*	14,539	74,730
SBS Holdings, Inc. (Japan)	22,600	471,501
SF Holding Co. Ltd. (China) (Class A Stock)	7,200	86,826
SG Holdings Co. Ltd. (Japan)	3,800	197,178

		2,877,075

Airlines 0.0%
Mesa Air Group, Inc.*	9,840	29,028
SkyWest, Inc.	7,460	222,756

		251,784

Auto Components 0.3%
Adient PLC*	12,440	215,585
Cie Generale des Etablissements Michelin SCA (France)	912	97,227
Dana, Inc.	1,302	16,041
Hyundai Mobis Co. Ltd. (South Korea)	2,208	433,862
Magna International, Inc. (Canada)	13,200	604,015
S&T Motiv Co. Ltd. (South Korea)	16,058	698,884
Tianneng Power International Ltd. (China)(a)	298,000	537,950
TPR Co. Ltd. (Japan)	9,400	114,217

		2,717,781

Automobiles 0.4%
Daimler AG (Germany)	943	50,693

See Notes to Financial Statements.

PGIM Balanced Fund     15

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Automobiles (cont’d.)
Ford Otomotiv Sanayi A/S (Turkey)	11,172	$127,078
General Motors Co.	91,480	2,706,893
Kia Motors Corp. (South Korea)	9,181	368,051
Peugeot SA (France)*	1,897	34,392
Toyota Motor Corp. (Japan)	2,654	175,024

		3,462,131

Banks 2.5%
Ameris Bancorp	1,500	34,170
Banco do Brasil SA (Brazil)	102,000	539,433
Bancorp, Inc. (The)*	19,190	165,802
Bank Mandiri Persero Tbk PT (Indonesia)	120,000	40,091
Bank of America Corp.	20,630	496,977
Bank of Beijing Co. Ltd. (China) (Class A Stock)	80,400	55,603
Bank of China Ltd. (China) (Class H Stock)	407,000	126,757
Bank of Communications Co. Ltd. (China) (Class H Stock)	943,000	455,866
Bank of Jiangsu Co. Ltd. (China) (Class A Stock)	50,000	44,900
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	7,398	164,827
Berkshire Hills Bancorp, Inc.	4,780	48,326
BNP Paribas SA (France)*	22,093	800,853
BOC Hong Kong Holdings Ltd. (China)	19,000	50,515
Cadence BanCorp	18,863	162,033
Capstar Financial Holdings, Inc.	1,800	17,658
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	1,140,000	442,298
China Construction Bank Corp. (China) (Class H Stock)	504,000	329,044
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	870,000	457,346
Citigroup, Inc.	78,716	3,393,447
Civista Bancshares, Inc.	2,000	25,040
CNB Financial Corp.	1,176	17,487
ConnectOne Bancorp, Inc.	3,199	45,010
Credit Agricole SA (France)*	42,308	370,207
Customers Bancorp, Inc.*	8,860	99,232
DBS Group Holdings Ltd. (Singapore)	47,000	690,252
DNB ASA (Norway)*	40,183	554,377
Financial Institutions, Inc.	7,452	114,761
First BanCorp. (Puerto Rico)	32,700	170,694
First Internet Bancorp	1,588	23,391
First Midwest Bancorp, Inc.	2,400	25,872
Flushing Financial Corp.	2,100	22,092
FNB Corp.	66,960	453,989
Great Western Bancorp, Inc.	900	11,205
Hana Financial Group, Inc. (South Korea)	13,453	323,526
Hancock Whitney Corp.	5,380	101,198
Heartland Financial USA, Inc.	2,680	80,387

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)
Hilltop Holdings, Inc.	11,140	$229,261
Hope Bancorp, Inc.	13,120	99,515
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	315,000	164,330
Intesa Sanpaolo SpA (Italy)*	75,577	141,891
JPMorgan Chase & Co.	8,664	834,083
KB Financial Group, Inc. (South Korea)	19,192	614,690
Lakeland Bancorp, Inc.	1,700	16,915
Mebuki Financial Group, Inc. (Japan)	265,804	601,445
Mediobanca Banca di Credito Finanziario SpA (Italy)	5,620	44,039
Metropolitan Bank Holding Corp.*	1,500	42,000
Midland States Bancorp, Inc.	2,600	33,410
MidWestOne Financial Group, Inc.	3,283	58,667
Mizuho Financial Group, Inc. (Japan)	57,460	717,517
National Bank of Canada (Canada)	12,300	610,959
OFG Bancorp (Puerto Rico)	6,587	82,074
Old Second Bancorp, Inc.	4,118	30,864
Orrstown Financial Services, Inc.	887	11,354
PacWest Bancorp	38,760	662,021
PCB Bancorp	1,100	9,669
Popular, Inc. (Puerto Rico)	23,580	855,247
QCR Holdings, Inc.	2,673	73,267
RBB Bancorp	2,700	30,618
Royal Bank of Canada (Canada)	900	63,190
Sberbank of Russia PJSC (Russia)*	54,020	158,844
Shanghai Pudong Development Bank Co. Ltd. (China) (Class A Stock)	30,900	42,930
Shinhan Financial Group Co. Ltd. (South Korea)	23,124	542,757
Signature Bank	1,700	141,083
Simmons First National Corp. (Class A Stock)	12,700	201,358
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)*	8,302	73,820
Southern National Bancorp of Virginia, Inc.	5,580	48,434
Sumitomo Mitsui Financial Group, Inc. (Japan)	1,400	38,886
Svenska Handelsbanken AB (Sweden) (Class A Stock)*	56,216	470,755
Swedbank AB (Sweden) (Class A Stock)*	16,335	255,976
Synovus Financial Corp.	8,700	184,179
Valley National Bancorp	12,660	86,721
Wells Fargo & Co.	145,440	3,419,294
WesBanco, Inc.	700	14,952

		22,661,681

Beverages 0.5%
Carlsberg A/S (Denmark) (Class B Stock)	852	114,802
Coca-Cola European Partners PLC (United Kingdom)	4,066	157,801

See Notes to Financial Statements.

PGIM Balanced Fund     17

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Beverages (cont’d.)
Keurig Dr. Pepper, Inc.	87,905	$2,426,178
Monster Beverage Corp.*	11,700	938,340
National Beverage Corp.*(a)	2,480	168,665
PepsiCo, Inc.	2,600	360,360

		4,166,146

Biotechnology 1.7%
AbbVie, Inc.	41,885	3,668,707
Aeglea BioTherapeutics, Inc.*	4,715	33,429
Allogene Therapeutics, Inc.*	6,200	233,802
ALX Oncology Holdings, Inc.*	300	11,322
Arcus Biosciences, Inc.*	1,500	25,710
Athenex, Inc.*	4,980	60,258
Avid Bioservices, Inc.*	4,400	33,528
Biogen, Inc.*	5,603	1,589,459
BioSpecifics Technologies Corp.*	2,080	109,886
Castle Biosciences, Inc.*	400	20,580
Catalyst Pharmaceuticals, Inc.*	49,120	145,886
Coherus Biosciences, Inc.*	3,800	69,692
Concert Pharmaceuticals, Inc.*	15,097	148,253
Cytokinetics, Inc.*	700	15,155
Denali Therapeutics, Inc.*	500	17,915
Dicerna Pharmaceuticals, Inc.*	9,260	166,587
Eagle Pharmaceuticals, Inc.*	3,180	135,086
Emergent BioSolutions, Inc.*	3,064	316,603
FibroGen, Inc.*	5,362	220,486
Gilead Sciences, Inc.	48,929	3,091,824
Halozyme Therapeutics, Inc.*	4,500	118,260
Insmed, Inc.*	500	16,070
Ligand Pharmaceuticals, Inc.*(a)	2,180	207,798
Natera, Inc.*	5,560	401,655
Novavax, Inc.*	300	32,505
OPKO Health, Inc.*(a)	47,060	173,651
PDL BioPharma, Inc.*	7,280	22,932
PTC Therapeutics, Inc.*	5,080	237,490
Puma Biotechnology, Inc.*	7,760	78,298
Regeneron Pharmaceuticals, Inc.*	400	223,912
Retrophin, Inc.*	12,920	238,503
Ultragenyx Pharmaceutical, Inc.*	3,380	277,802
Vanda Pharmaceuticals, Inc.*	18,677	180,420
Vertex Pharmaceuticals, Inc.*	11,680	3,178,362
Xencor, Inc.*	2,600	100,854

		15,602,680

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Building Products 0.5%
American Woodmark Corp.*	3,180	$249,757
Carrier Global Corp.	24,517	748,749
Cie de Saint-Gobain (France)*	17,418	732,462
Geberit AG (Switzerland)	192	113,622
JELD-WEN Holding, Inc.*	8,800	198,880
Kingspan Group PLC (Ireland)*	780	71,028
Masco Corp.	44,140	2,433,438
PGT Innovations, Inc.*	1,700	29,784
UFP Industries, Inc.	5,777	326,458

		4,904,178

Capital Markets 1.6%
Affiliated Managers Group, Inc.(a)	15,222	1,040,880
Ameriprise Financial, Inc.	17,877	2,755,024
B3 SA - Brasil Bolsa Balcao (Brazil)	10,000	98,150
Bank of New York Mellon Corp. (The)	33,120	1,137,341
Brightsphere Investment Group, Inc.	7,120	91,848
CI Financial Corp. (Canada)	3,300	41,859
Credit Suisse Group AG (Switzerland)	63,909	640,101
Deutsche Boerse AG (Germany)	413	72,409
Donnelley Financial Solutions, Inc.*	3,520	47,027
Evercore, Inc. (Class A Stock)	500	32,730
Federated Hermes, Inc.	10,160	218,542
Goldman Sachs Group, Inc. (The)	15,070	3,028,618
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	10,400	490,340
Magellan Financial Group Ltd. (Australia)	13,782	568,046
Nomura Holdings, Inc. (Japan)	146,000	662,897
Platinum Asset Management Ltd. (Australia)	56,581	124,919
S&P Global, Inc.	6,680	2,408,808
SEI Investments Co.	9,400	476,768
Stifel Financial Corp.	5,460	276,057
UBS Group AG (Switzerland)	65,549	730,723

		14,943,087

Chemicals 0.9%
Avient Corp.	9,160	242,374
Celanese Corp.(a)	4,100	440,545
Chr Hansen Holding A/S (Denmark)	720	79,819
Corteva, Inc.	86,280	2,485,727
Fujimi, Inc. (Japan)	6,600	229,912
Hawkins, Inc.	602	27,752
Hengli Petrochemical Co. Ltd. (China) (Class A Stock)	25,300	69,709
Ingevity Corp.*	1,880	92,947

See Notes to Financial Statements.

PGIM Balanced Fund     19

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Chemicals (cont’d.)
Koppers Holdings, Inc.*	2,201	$46,023
Kumho Petrochemical Co. Ltd. (South Korea)	5,846	548,729
Linde PLC (United Kingdom)	800	190,504
LyondellBasell Industries NV (Class A Stock)(a)	29,580	2,085,094
Minerals Technologies, Inc.	1,200	61,320
Orion Engineered Carbons SA (Germany)	9,460	118,345
PQ Group Holdings, Inc.*	8,002	82,100
Sensient Technologies Corp.	1,600	92,384
Sherwin-Williams Co. (The)	1,200	836,088
Stepan Co.	980	106,820
Tessenderlo Group SA (Belgium)*	1,375	51,729
Tokuyama Corp. (Japan)	17,000	409,588
W.R. Grace & Co.	3,600	145,044

		8,442,553

Commercial Services & Supplies 0.2%
CECO Environmental Corp.*	6,468	47,152
Country Garden Services Holdings Co. Ltd. (China)	85,000	550,583
Deluxe Corp.	6,909	177,768
Herman Miller, Inc.	3,300	99,528
HNI Corp.	1,300	40,794
Interface, Inc.	3,680	22,522
Knoll, Inc.	2,165	26,110
Matthews International Corp. (Class A Stock)	1,200	26,832
Secom Co. Ltd. (Japan)	6,900	631,227
Tetra Tech, Inc.	400	38,200

		1,660,716

Communications Equipment 0.6%
Calix, Inc.*	3,000	53,340
Cisco Systems, Inc.	115,577	4,552,578
Clearfield, Inc.*	614	12,384
NETGEAR, Inc.*	3,500	107,870
NetScout Systems, Inc.*	9,759	213,039
Viavi Solutions, Inc.*	17,100	200,583

		5,139,794

Construction & Engineering 0.3%
Arcosa, Inc.	1,400	61,726
Bouygues SA (France)	1,200	41,641
Comfort Systems USA, Inc.	1,300	66,963
EMCOR Group, Inc.	4,250	287,768

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Construction & Engineering (cont’d.)
Kyudenko Corp. (Japan)	7,500	$216,286
MasTec, Inc.*	4,480	189,056
Metallurgical Corp. of China Ltd. (China) (Class A Stock)	132,000	51,678
Obayashi Corp. (Japan)	4,800	43,579
Primoris Services Corp.	800	14,432
Quanta Services, Inc.	28,351	1,498,634

		2,471,763

Construction Materials 0.2%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	95,000	658,601
Buzzi Unicem SpA (Italy)	13,220	307,743
China National Building Material Co. Ltd. (China) (Class H Stock)	240,000	305,819
Forterra, Inc.*	4,000	47,280
LafargeHolcim Ltd. (Switzerland)*	13,986	636,188
Vicat SA (France)	3,018	101,353

		2,056,984

Consumer Finance 0.1%
Navient Corp.	32,460	274,287
OneMain Holdings, Inc.	9,000	281,250
Regional Management Corp.*	2,100	34,986

		590,523

Containers & Packaging 0.0%
Greif, Inc. (Class A Stock)	3,580	129,632

Diversified Consumer Services 0.0%
Adtalem Global Education, Inc.*	600	14,724
Offcn Education Technology Co. Ltd. (China) (Class A Stock)	10,000	48,270
Perdoceo Education Corp.*	4,880	59,731
Strategic Education, Inc.	2,390	218,613

		341,338

Diversified Financial Services 0.4%
Berkshire Hathaway, Inc. (Class B Stock)*	10,334	2,200,522
Cannae Holdings, Inc.*	5,080	189,281
Equitable Holdings, Inc.	40,780	743,827
Groupe Bruxelles Lambert SA (Belgium)	576	52,011

See Notes to Financial Statements.

PGIM Balanced Fund     21

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Diversified Financial Services (cont’d.)
Jefferies Financial Group, Inc.	8,000	$144,000
M&G PLC (United Kingdom)	22,500	46,254

		3,375,895

Diversified Telecommunication Services 1.3%
AT&T, Inc.(a)	189,456	5,401,391
ATN International, Inc.	1,380	69,193
China Unicom Hong Kong Ltd. (China)	420,000	275,967
Cogent Communications Holdings, Inc.	1,980	118,899
Consolidated Communications Holdings, Inc.*	1,800	10,242
Deutsche Telekom AG (Germany)	17,245	288,217
Hellenic Telecommunications Organization SA (Greece)	32,488	467,411
Liberty Latin America Ltd. (Chile) (Class A Stock)*	1,798	14,833
Liberty Latin America Ltd. (Chile) (Class C Stock)*	5,076	41,319
Nippon Telegraph & Telephone Corp. (Japan)	29,200	595,189
Orange SA (France)	12,380	128,833
Verizon Communications, Inc.	73,000	4,342,770

		11,754,264

Electric Utilities 0.7%
Chubu Electric Power Co., Inc. (Japan)	4,300	52,304
CK Infrastructure Holdings Ltd. (Hong Kong)	70,500	331,218
Exelon Corp.	73,328	2,622,209
Fortum OYJ (Finland)	21,534	435,941
Iberdrola SA (Spain)	73,766	905,399
Inter RAO UES PJSC (Russia)	3,377,000	243,986
Kansai Electric Power Co., Inc. (The) (Japan)	4,100	39,712
NRG Energy, Inc.(a)	58,220	1,789,683
Otter Tail Corp.	3,480	125,872
Portland General Electric Co.	413	14,661

		6,560,985

Electrical Equipment 0.6%
ABB Ltd. (Switzerland)	28,122	714,479
Acuity Brands, Inc.	19,880	2,034,718
Atkore International Group, Inc.*	7,760	176,385
AZZ, Inc.	800	27,296
Eaton Corp. PLC	2,700	275,481
Emerson Electric Co.	2,300	150,811
Encore Wire Corp.	1,080	50,134
Eve Energy Co. Ltd. (China) (Class A Stock)	6,200	45,722
Gunkul Engineering PCL (Thailand)	5,904,000	419,351

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Electrical Equipment (cont’d.)
Nitto Kogyo Corp. (Japan)	5,200	$103,254
nVent Electric PLC	18,000	318,420
Schneider Electric SE (France)	6,103	756,409
WEG SA (Brazil)	67,500	785,952

		5,858,412

Electronic Equipment, Instruments & Components 0.3%
ALSO Holding AG (Switzerland)*	777	205,387
Daiwabo Holdings Co. Ltd. (Japan)	3,800	244,741
Delta Electronics, Inc. (Taiwan)	33,000	216,757
ePlus, Inc.*	1,180	86,376
Hexagon AB (Sweden) (Class B Stock)*	1,054	79,498
Hon Hai Precision Industry Co. Ltd. (Taiwan)	284,000	763,317
Lens Technology Co. Ltd. (China) (Class A Stock)	14,000	66,955
LG Innotek Co. Ltd. (South Korea)	336	44,539
Lotes Co. Ltd. (Taiwan)	29,000	466,927
Luxshare Precision Industry Co. Ltd. (China) (Class A Stock)	11,959	101,839
Methode Electronics, Inc.	2,380	67,830
PC Connection, Inc.	1,785	73,292
Sanmina Corp.*	7,080	191,514
ScanSource, Inc.*	4,580	90,821
TDK Corp. (Japan)	600	65,537

		2,765,330

Energy Equipment & Services 0.1%
Matrix Service Co.*	4,932	41,182
Oceaneering International, Inc.*	11,240	39,565
TechnipFMC PLC (United Kingdom)	104,860	661,667

		742,414

Entertainment 1.0%
Activision Blizzard, Inc.	39,960	3,234,762
AMC Entertainment Holdings, Inc. (Class A Stock)	2,100	9,891
Electronic Arts, Inc.*	25,780	3,361,970
G-bits Network Technology Xiamen Co. Ltd. (China) (Class A Stock)	700	64,505
NetEase, Inc. (China), ADR	1,700	772,939
Nexon Co. Ltd. (Japan)	25,600	638,106
Nintendo Co. Ltd. (Japan)	1,265	718,266

See Notes to Financial Statements.

PGIM Balanced Fund     23

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Entertainment (cont’d.)
Soft-World International Corp. (Taiwan)	38,000	$113,062
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (China) (Class A Stock)	9,100	53,390

		8,966,891

Equity Real Estate Investment Trusts (REITs) 1.2%
American Assets Trust, Inc.	2,200	52,998
Apple Hospitality REIT, Inc.	117,248	1,126,753
Charter Hall Group (Australia)	21,315	191,442
Columbia Property Trust, Inc.	38,420	419,162
CoreCivic, Inc.	39,815	318,520
Crown Castle International Corp.	2,200	366,300
Diversified Healthcare Trust	16,120	56,742
Equinix, Inc.	900	684,117
Franklin Street Properties Corp.	25,121	91,943
Gaming & Leisure Properties, Inc.	64,415	2,378,846
GEO Group, Inc. (The)	19,003	215,494
Goodman Group (Australia)	60,999	788,997
Hersha Hospitality Trust	1,600	8,864
Kite Realty Group Trust	9,795	113,426
Klepierre SA (France)(a)	14,210	199,577
Mercialys SA (France)	46,539	257,316
Morguard Real Estate Investment Trust (Canada)	22,900	73,264
National Health Investors, Inc.	1,880	113,308
Office Properties Income Trust	600	12,432
Pebblebrook Hotel Trust	10,840	135,825
Piedmont Office Realty Trust, Inc. (Class A Stock)	7,360	99,875
PotlatchDeltic Corp.	5,300	223,130
RLJ Lodging Trust	9,998	86,583
Sabra Health Care REIT, Inc.	15,720	216,700
Service Properties Trust	36,240	288,108
Stockland (Australia)	23,780	64,782
Urban Edge Properties	13,740	133,553
Urstadt Biddle Properties, Inc. (Class A Stock)	2,800	25,760
Weyerhaeuser Co.	84,960	2,423,059
Xenia Hotels & Resorts, Inc.	16,066	141,059

		11,307,935

Food & Staples Retailing 1.1%
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	6,800	236,804
BJ’s Wholesale Club Holdings, Inc.*	5,760	239,328
Coles Group Ltd. (Australia)	33,852	413,825
Koninklijke Ahold Delhaize NV (Netherlands)	29,658	878,519

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Food & Staples Retailing (cont’d.)
Kroger Co. (The)	75,200	$2,550,032
PriceSmart, Inc.	2,980	198,021
Walmart, Inc.	37,429	5,236,691

		9,753,220

Food Products 1.1%
Archer-Daniels-Midland Co.	23,800	1,106,462
Balrampur Chini Mills Ltd. (India)	90,183	191,273
Conagra Brands, Inc.	38,960	1,391,262
Darling Ingredients, Inc.*	10,920	393,448
Fujian Sunner Development Co. Ltd. (China) (Class A Stock)	19,400	62,793
Indofood Sukses Makmur Tbk PT (Indonesia)	758,400	364,754
John B. Sanfilippo & Son, Inc.	1,129	85,104
Kaveri Seed Co. Ltd. (India)*	17,119	124,174
Kraft Heinz Co. (The)(a)	78,900	2,363,055
Lancaster Colony Corp.	1,480	264,624
Muyuan Foodstuff Co. Ltd. (China) (Class A Stock)	5,500	60,375
Nestle SA (Switzerland)	9,954	1,181,901
Pilgrim’s Pride Corp.*(a)	42,000	628,530
Tyson Foods, Inc. (Class A Stock)	5,176	307,868
Wens Foodstuffs Group Co. Ltd. (China) (Class A Stock)	16,680	48,179
WH Group Ltd. (Hong Kong), 144A	651,500	533,177
Wilmar International Ltd. (China)	136,500	443,101

		9,550,080

Gas Utilities 0.3%
Chesapeake Utilities Corp.	777	65,501
GAIL India Ltd. (India)	399,840	472,395
Naturgy Energy Group SA (Spain)	10,517	210,952
New Jersey Resources Corp.	2,280	61,606
ONE Gas, Inc.	3,080	212,551
Snam SpA (Italy)	8,492	43,690
Southwest Gas Holdings, Inc.	400	25,240
Spire, Inc.	2,307	122,732
UGI Corp.	56,481	1,862,743

		3,077,410

Health Care Equipment & Supplies 1.6%
Abbott Laboratories	47,440	5,162,895
AngioDynamics, Inc.*	10,940	131,937
Baxter International, Inc.	9,757	784,658
Becton, Dickinson & Co.	7,400	1,721,832

See Notes to Financial Statements.

PGIM Balanced Fund     25

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
CONMED Corp.	900	$70,803
Danaher Corp.	10,200	2,196,366
Eckert & Ziegler Strahlen- und Medizintechnik AG (Germany)	1,530	78,183
Edwards Lifesciences Corp.*	10,760	858,863
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	8,835	194,056
Hartalega Holdings Bhd (Malaysia)	10,000	39,154
Integer Holdings Corp.*	3,729	220,048
Lantheus Holdings, Inc.*	3,281	41,570
Meridian Bioscience, Inc.*	13,360	226,853
Merit Medical Systems, Inc.*	2,000	87,000
Natus Medical, Inc.*	7,960	136,355
Neogen Corp.*	1,800	140,850
ResMed, Inc.	1,500	257,145
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (China) (Class A Stock)	900	46,401
STERIS PLC	3,200	563,808
Surmodics, Inc.*	700	27,237
Top Glove Corp. Bhd (Malaysia)	79,500	159,650
West Pharmaceutical Services, Inc.	5,500	1,511,950

		14,657,614

Health Care Providers & Services 1.8%
Anthem, Inc.	12,180	3,271,426
Cigna Corp.	20,033	3,393,791
CVS Health Corp.(a)	23,260	1,358,384
Ensign Group, Inc. (The)	4,280	244,217
Fresenius Medical Care AG & Co. KGaA (Germany)	7,738	653,122
Fresenius SE & Co. KGaA (Germany)	14,085	640,356
Humana, Inc.	6,480	2,682,007
Magellan Health, Inc.*	3,473	263,184
McKesson Corp.	3,800	565,934
Medipal Holdings Corp. (Japan)	28,000	560,824
Providence Service Corp. (The)*	1,600	148,656
Qualicorp Consultoria e Corretora de Seguros SA (Brazil)	31,000	188,509
Select Medical Holdings Corp.*	12,934	269,286
Tivity Health, Inc.*	2,500	35,050
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*	1,500	26,805
UnitedHealth Group, Inc.	5,600	1,745,912
Universal Health Services, Inc. (Class B Stock)	1,900	203,338

		16,250,801

Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.*	16,981	138,225

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Technology (cont’d.)
Computer Programs & Systems, Inc.	2,900	$80,069
HMS Holdings Corp.*	1,800	43,110
Inovalon Holdings, Inc. (Class A Stock)*	1,300	34,385
NextGen Healthcare, Inc.*	10,975	139,822
Omnicell, Inc.*	3,443	257,054

		692,665

Hotels, Restaurants & Leisure 0.7%
Biglari Holdings, Inc. (Class B Stock)*	270	24,032
Bloomin’ Brands, Inc.	7,700	117,579
Brinker International, Inc.	1,076	45,967
Century Casinos, Inc.*	3,077	16,862
Chuy’s Holdings, Inc.*	1,100	21,538
Del Taco Restaurants, Inc.*	11,460	93,972
Evolution Gaming Group AB (Sweden), 144A	9,212	611,334
Jack in the Box, Inc.	700	55,517
Kindred Group PLC (Malta), SDR	78,746	572,655
Marriott Vacations Worldwide Corp.	480	43,589
McDonald’s Corp.	15,980	3,507,450
Papa John’s International, Inc.	980	80,634
RCI Hospitality Holdings, Inc.	9,487	193,535
Restaurant Brands International, Inc. (Canada)	2,900	166,567
Texas Roadhouse, Inc.	2,700	164,133
Twin River Worldwide Holdings, Inc.	2,700	70,929
Wingstop, Inc.	880	120,252
Yum China Holdings, Inc. (China)	9,100	481,845
Yum! Brands, Inc.	1,700	155,210

		6,543,600

Household Durables 0.5%
Berkeley Group Holdings PLC (United Kingdom)	10,888	592,851
Cavco Industries, Inc.*	1,100	198,341
D.R. Horton, Inc.	12,900	975,627
Husqvarna AB (Sweden) (Class B Stock)	29,846	328,171
M/I Homes, Inc.*	6,074	279,708
Man Wah Holdings Ltd. (Hong Kong)	262,000	351,579
MDC Holdings, Inc.	1,200	56,520
Meritage Homes Corp.*	2,680	295,845
SEB SA (France)	1,430	232,788
Sekisui House Ltd. (Japan)	5,100	89,973

See Notes to Financial Statements.

PGIM Balanced Fund     27

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Household Durables (cont’d.)
Sony Corp. (Japan)	14,950	$1,141,974
TopBuild Corp.*	1,760	300,414

		4,843,791

Household Products 1.2%
Henkel AG & Co. KGaA (Germany)	542	50,660
Kimberly-Clark Corp.	11,300	1,668,558
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	387,000	611,527
Procter & Gamble Co. (The)	58,239	8,094,639
Vinda International Holdings Ltd. (Hong Kong)	71,000	233,611

		10,658,995

Independent Power & Renewable Electricity Producers 0.4%
AES Corp. (The)	87,980	1,593,318
AES Gener SA (Chile)	735,582	113,373
Atlantic Power Corp.*	2,425	4,753
Vistra Corp.	85,571	1,613,869

		3,325,313

Industrial Conglomerates 0.4%
3M Co.	18,580	2,976,144
CITIC Ltd. (China)	533,000	394,130
CK Hutchison Holdings Ltd. (United Kingdom)	13,657	82,723
Shun Tak Holdings Ltd. (Hong Kong)	924,000	297,739
Toshiba Corp. (Japan)	1,570	39,905

		3,790,641

Insurance 1.5%
Aflac, Inc.(a)	45,040	1,637,204
Allstate Corp. (The)	27,180	2,558,725
American Equity Investment Life Holding Co.	2,469	54,293
American Financial Group, Inc.	8,300	555,934
Argo Group International Holdings Ltd.	600	20,658
Aviva PLC (United Kingdom)	173,666	638,908
China Life Insurance Co. Ltd. (China) (Class H Stock)	239,000	540,409
CNO Financial Group, Inc.	7,800	125,112
Employers Holdings, Inc.	1,100	33,275
Fubon Financial Holding Co. Ltd. (Taiwan)	34,000	49,467
Genworth Financial, Inc. (Class A Stock)*	8,060	27,001
Great-West Lifeco, Inc. (Canada)	30,400	594,051
Heritage Insurance Holdings, Inc.	3,380	34,206

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance (cont’d.)
Japan Post Holdings Co. Ltd. (Japan)	50,100	$340,896
Japan Post Insurance Co. Ltd. (Japan)	3,700	58,141
Just Group PLC (United Kingdom)*	70,500	40,828
Legal & General Group PLC (United Kingdom)	30,082	72,683
Lincoln National Corp.	21,080	660,436
Manulife Financial Corp. (Canada)	48,900	680,131
MetLife, Inc.	70,876	2,634,461
NN Group NV (Netherlands)	16,773	629,588
Old Republic International Corp.	21,880	322,511
Protective Insurance Corp. (Class B Stock)	900	11,817
Selective Insurance Group, Inc.	376	19,360
Sompo Holdings, Inc. (Japan)	3,300	113,707
Stewart Information Services Corp.	4,100	179,293
Sun Life Financial, Inc. (Canada)	18,100	737,566
T&D Holdings, Inc. (Japan)	4,600	45,180
Third Point Reinsurance Ltd. (Bermuda)*	2,200	15,290
Universal Insurance Holdings, Inc.	3,500	48,440
Wiz Solucoes e Corretagem de Seguros SA (Brazil)	49,200	79,987

		13,559,558

Interactive Media & Services 3.0%
Alphabet, Inc. (Class A Stock)*	4,405	6,455,968
Alphabet, Inc. (Class C Stock)*	4,627	6,799,839
Cars.com, Inc.*	19,680	159,014
Facebook, Inc. (Class A Stock)*	46,614	12,208,207
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	14,635	25,319
QuinStreet, Inc.*	4,380	69,379
Tencent Holdings Ltd. (China)	22,700	1,530,565

		27,248,291

Internet & Direct Marketing Retail 3.3%
1-800-Flowers.com, Inc. (Class A Stock)*	3,700	92,278
Alibaba Group Holding Ltd. (China), ADR*	11,600	3,410,168
Amazon.com, Inc.*	6,897	21,716,791
eBay, Inc.	53,433	2,783,859
HelloFresh SE (Germany)*	13,750	767,133
JD.com, Inc. (China), ADR*	14,500	1,125,345
Overstock.com, Inc.*	1,500	108,975
Stamps.com, Inc.*	1,260	303,597

		30,308,146

See Notes to Financial Statements.

PGIM Balanced Fund     29

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services 2.5%
Accenture PLC (Class A Stock)	22,230	$5,023,758
Amdocs Ltd.	20,780	1,192,980
Automatic Data Processing, Inc.	4,700	655,603
Bechtle AG (Germany)	1,951	394,473
CACI International, Inc. (Class A Stock)*	5,800	1,236,328
Cognizant Technology Solutions Corp. (Class A Stock)	49,540	3,439,067
EPAM Systems, Inc.*	2,200	711,216
Euronet Worldwide, Inc.*	3,100	282,410
Fujitsu Ltd. (Japan)	6,130	838,867
Hackett Group, Inc. (The)	4,480	50,086
HCL Technologies Ltd. (India)	21,688	239,665
Infosys Ltd. (India)	17,380	240,070
International Business Machines Corp.(a)	13,654	1,661,282
KBR, Inc.	11,239	251,304
MAXIMUS, Inc.	780	53,360
Obic Co. Ltd. (Japan)	3,000	526,819
PayPal Holdings, Inc.*	20,480	4,035,174
Perspecta, Inc.	8,212	159,723
Science Applications International Corp.	5,400	423,468
Sopra Steria Group (France)*	1,428	227,235
VeriSign, Inc.*	1,400	286,790
Visa, Inc. (Class A Stock)(a)	4,275	854,872
Wipro Ltd. (India)	94,276	401,810

		23,186,360

Leisure Products 0.2%
Brunswick Corp.	10,460	616,198
Johnson Outdoors, Inc. (Class A Stock)	302	24,731
Malibu Boats, Inc. (Class A Stock)*	3,780	187,337
MasterCraft Boat Holdings, Inc.*	2,159	37,761
Shimano, Inc. (Japan)	2,100	413,206
Smith & Wesson Brands, Inc.	11,440	177,549

		1,456,782

Life Sciences Tools & Services 0.4%
Medpace Holdings, Inc.*	2,080	232,440
Sartorius Stedim Biotech (France)	2,032	701,264
Thermo Fisher Scientific, Inc.	6,973	3,078,719

		4,012,423

Machinery 0.8%
AGCO Corp.	10,000	742,700

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Machinery (cont’d.)
Allison Transmission Holdings, Inc.	6,200	$217,868
Altra Industrial Motion Corp.	6,260	231,432
Astec Industries, Inc.	500	27,125
Atlas Copco AB (Sweden) (Class A Stock)	19,472	928,796
Atlas Copco AB (Sweden) (Class B Stock)	2,056	85,799
CIRCOR International, Inc.*	600	16,410
Crane Co.	4,300	215,559
Gates Industrial Corp. PLC*(a)	85,024	945,467
Jiangsu Hengli Hydraulic Co. Ltd. (China) (Class A Stock)	7,400	78,221
Kone OYJ (Finland) (Class B Stock)	6,257	549,450
L.B. Foster Co. (Class A Stock)*	1,000	13,420
Mueller Industries, Inc.	1,280	34,637
Oshkosh Corp.	28,824	2,118,564
Park-Ohio Holdings Corp.	700	11,249
Pentair PLC	4,700	215,119
Rexnord Corp.	8,260	246,478
Sany Heavy Industry Co. Ltd. (China) (Class A Stock)	19,800	73,056
Shyft Group, Inc. (The)	7,060	133,293
SPX Corp.*	5,360	248,597
Standex International Corp.	1,680	99,456
Techtronic Industries Co. Ltd. (Hong Kong)	11,000	146,521
Zhejiang Dingli Machinery Co. Ltd. (China) (Class A Stock)	3,000	44,107
Zoomlion Heavy Industry Science & Technology Co. Ltd. (China) (Class A Stock)*	65,600	78,773

		7,502,097

Marine 0.0%
Costamare, Inc. (Monaco)	10,940	66,406
D/S Norden A/S (Denmark)	6,221	100,903
Matson, Inc.	1,600	64,144

		231,453

Media 0.3%
Comcast Corp. (Class A Stock)	14,153	654,718
Discovery, Inc. (Class A Stock)*(a)	6,600	143,682
Discovery, Inc. (Class C Stock)*	35,070	687,372
Entercom Communications Corp. (Class A Stock)	12,255	19,731
Gray Television, Inc.*	9,360	128,887
KT Skylife Co. Ltd. (South Korea)	21,253	169,220
Telenet Group Holding NV (Belgium)	7,168	278,424
ViacomCBS, Inc. (Class B Stock)(a)	30,571	856,294

		2,938,328

See Notes to Financial Statements.

PGIM Balanced Fund     31

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Metals & Mining 1.1%
Anglo American Platinum Ltd. (South Africa)	9,735	$675,485
Anglo American PLC (South Africa)	32,353	779,724
Barrick Gold Corp. (Canada)	4,700	132,012
BHP Group Ltd. (Australia)	15,493	395,992
BHP Group PLC (Australia)	39,832	848,716
Commercial Metals Co.	1,300	25,974
Compass Minerals International, Inc.	380	22,553
Fortescue Metals Group Ltd. (Australia)	65,857	773,037
Impala Platinum Holdings Ltd. (South Africa)	54,948	475,496
KGHM Polska Miedz SA (Poland)*	22,115	673,398
Newcrest Mining Ltd. (Australia)	2,470	55,321
Newmont Corp.	44,860	2,846,367
Rio Tinto Ltd. (Australia)	1,960	132,918
Rio Tinto PLC (Australia)	8,216	493,351
Ryerson Holding Corp.*	10,344	59,271
Steel Dynamics, Inc.	36,120	1,034,116
Worthington Industries, Inc.	5,660	230,815

		9,654,546

Mortgage Real Estate Investment Trusts (REITs) 0.4%
Annaly Capital Management, Inc.	245,980	1,751,378
Chimera Investment Corp.	24,580	201,556
Colony Credit Real Estate, Inc.	18,400	90,344
Great Ajax Corp.	2,800	23,212
Ready Capital Corp.	10,940	122,528
Starwood Property Trust, Inc.	71,880	1,084,669
TPG RE Finance Trust, Inc.	13,520	114,379

		3,388,066

Multiline Retail 0.3%
Target Corp.	18,500	2,912,270

Multi-Utilities 0.6%
MDU Resources Group, Inc.	34,460	775,350
Public Service Enterprise Group, Inc.	42,960	2,358,933
Sempra Energy	21,080	2,495,029

		5,629,312

Oil, Gas & Consumable Fuels 1.0%
Ardmore Shipping Corp. (Ireland)	20,880	74,333
Berry Corp.	8,860	28,086
Canadian Natural Resources Ltd. (Canada)	39,700	636,250

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Cimarex Energy Co.	22,100	$537,693
DHT Holdings, Inc.	6,480	33,437
Diamond S Shipping, Inc.*	9,760	67,051
Ecopetrol SA (Colombia)	653,507	323,594
Euronav NV (Belgium)	47,259	419,274
Exxon Mobil Corp.	32,440	1,113,665
International Seaways, Inc.	5,180	75,680
Kinder Morgan, Inc.	149,424	1,842,398
LUKOIL PJSC (Russia)	6,948	402,259
Neste OYJ (Finland)	15,722	825,710
Petroleo Brasileiro SA (Brazil)	19,400	68,606
Phillips 66	9,060	469,670
Pioneer Natural Resources Co.	8,000	687,920
Renewable Energy Group, Inc.*	2,000	106,840
Rosneft Oil Co. PJSC (Russia)	32,000	158,841
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	21,626	268,620
Surgutneftegas PJSC (Russia)	709,200	317,234
TC Energy Corp. (Canada)	15,400	646,510
TOTAL SE (France)	7,504	256,025
World Fuel Services Corp.	8,849	187,510

		9,547,206

Paper & Forest Products 0.0%
Boise Cascade Co.	5,460	217,963
Louisiana-Pacific Corp.	1,000	29,510
Neenah, Inc.	400	14,988
Schweitzer-Mauduit International, Inc.	2,100	63,819

		326,280

Personal Products 0.2%
Edgewell Personal Care Co.*	2,738	76,335
Hengan International Group Co. Ltd. (China)	8,000	58,502
Industri Jamu Dan Farmasi Sido Muncul Tbk PT (Indonesia)	2,803,000	140,673
Nu Skin Enterprises, Inc. (Class A Stock)	3,700	185,333
TCI Co. Ltd. (Taiwan)	61,000	572,314
Unilever NV (United Kingdom)	6,280	378,796
Unilever PLC (United Kingdom)	6,149	378,513
USANA Health Sciences, Inc.*	1,080	79,542

		1,870,008

Pharmaceuticals 3.2%
Amneal Pharmaceuticals, Inc.*	33,060	128,273

See Notes to Financial Statements.

PGIM Balanced Fund     33

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
Amphastar Pharmaceuticals, Inc.*	3,800	$71,250
Astellas Pharma, Inc. (Japan)	42,800	637,719
AstraZeneca PLC (United Kingdom)	1,027	112,132
Bayer AG (Germany)	1,593	98,099
Bristol-Myers Squibb Co.	80,500	4,853,345
Chugai Pharmaceutical Co. Ltd. (Japan)	2,100	94,202
Corcept Therapeutics, Inc.*	1,800	31,329
Eli Lilly & Co.	24,980	3,697,540
Endo International PLC*	11,240	37,092
GlaxoSmithKline PLC (United Kingdom)	53,559	1,002,006
Innoviva, Inc.*	1,800	18,810
Johnson & Johnson	22,649	3,371,983
Merck & Co., Inc.	60,665	5,032,162
Novartis AG (Switzerland)	18,170	1,575,175
Ono Pharmaceutical Co. Ltd. (Japan)	21,600	680,592
Osmotica Pharmaceuticals PLC*	3,900	21,099
Otsuka Holdings Co. Ltd. (Japan)	14,980	634,047
Pfizer, Inc.	77,580	2,847,186
Prestige Consumer Healthcare, Inc.*	6,060	220,705
Roche Holding AG (Switzerland)	5,420	1,856,595
Sanofi (France)	11,133	1,113,069
Shionogi & Co. Ltd. (Japan)	8,420	450,555
Supernus Pharmaceuticals, Inc.*	9,060	188,810

		28,773,775

Professional Services 0.2%
ASGN, Inc.*	2,980	189,409
Barrett Business Services, Inc.	3,063	160,624
BayCurrent Consulting, Inc. (Japan)	1,800	250,746
Heidrick & Struggles International, Inc.	1,800	35,370
Kelly Services, Inc. (Class A Stock)	1,600	27,264
Kforce, Inc.	5,280	169,857
Nihon M&A Center, Inc. (Japan)	11,900	680,485
TriNet Group, Inc.*	1,700	100,844

		1,614,599

Real Estate Management & Development 0.2%
CK Asset Holdings Ltd. (Hong Kong)	13,000	63,795
Cushman & Wakefield PLC*	7,528	79,119
Deutsche Wohnen SE (Germany)	13,569	678,429
DREAM Unlimited Corp. (Canada) (Class A Stock)	13,150	192,083
Greenland Holdings Corp. Ltd. (China) (Class A Stock)	48,600	45,872
Newmark Group, Inc. (Class A Stock)	3,491	15,081

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Real Estate Management & Development (cont’d.)
Poly Developments & Holdings Group Co. Ltd. (China) (Class A Stock)	29,800	$70,193
RMR Group, Inc. (The) (Class A Stock)	463	12,719
Selvaag Bolig ASA (Norway)	12,369	68,871
Shimao Group Holdings Ltd. (China)	77,000	320,923
Vonovia SE (Germany)	2,624	179,862

		1,726,947

Road & Rail 0.7%
Canadian National Railway Co. (Canada)	2,100	223,650
Canadian Pacific Railway Ltd. (Canada)	3,000	912,583
CSX Corp.	31,660	2,459,032
Old Dominion Freight Line, Inc.	3,000	542,760
Saia, Inc.*	980	123,617
Union Pacific Corp.	10,880	2,141,946
Werner Enterprises, Inc.	5,660	237,663

		6,641,251

Semiconductors & Semiconductor Equipment 2.9%
Amkor Technology, Inc.*	4,500	50,400
Applied Materials, Inc.	49,124	2,920,422
ASML Holding NV (Netherlands)	251	92,570
Brooks Automation, Inc.	4,960	229,450
Cabot Microelectronics Corp.	600	85,686
DB HiTek Co. Ltd. (South Korea)	5,150	166,156
Dialog Semiconductor PLC (United Kingdom)*	12,528	546,560
FormFactor, Inc.*	8,760	218,387
Intel Corp.(a)	112,588	5,829,807
KLA Corp.	12,100	2,344,254
LONGi Green Energy Technology Co. Ltd. (China) (Class A Stock)	6,200	69,147
MediaTek, Inc. (Taiwan)	19,000	402,109
Micron Technology, Inc.*	58,640	2,753,734
MKS Instruments, Inc.	6,200	677,226
NVIDIA Corp.	9,680	5,239,009
Photronics, Inc.*	2,980	29,681
Semtech Corp.*	4,680	247,853
Skyworks Solutions, Inc.	9,800	1,425,900
STMicroelectronics NV (Switzerland)	5,118	157,338
Synaptics, Inc.*	2,180	175,316
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	125,000	1,888,463
Teradyne, Inc.	7,500	595,950
Tokyo Electron Ltd. (Japan)	1,995	520,464

See Notes to Financial Statements.

PGIM Balanced Fund     35

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
Ultra Clean Holdings, Inc.*	8,360	$179,406
United Microelectronics Corp. (Taiwan)	58,000	57,623

		26,902,911

Software 4.8%
A10 Networks, Inc.*	3,580	22,805
ACI Worldwide, Inc.*	4,679	122,262
Adobe, Inc.*	7,478	3,667,435
Asseco Poland SA (Poland)	4,002	72,087
Avaya Holdings Corp.*	10,540	160,208
Blackbaud, Inc.	1,780	99,377
Box, Inc. (Class A Stock)*	9,540	165,614
Cadence Design Systems, Inc.*	4,800	511,824
ChannelAdvisor Corp.*	5,280	76,402
Check Point Software Technologies Ltd. (Israel)*(a)	5,800	697,972
Cloudera, Inc.*	19,900	216,711
CommVault Systems, Inc.*	1,100	44,880
Ebix, Inc.	3,880	79,928
eGain Corp.*	1,400	19,838
Envestnet, Inc.*	2,200	169,752
Fortinet, Inc.*	1,300	153,153
Hundsun Technologies, Inc. (China) (Class A Stock)	4,550	66,559
Intuit, Inc.	11,078	3,613,754
J2 Global, Inc.*	3,780	261,652
Microsoft Corp.	124,866	26,263,066
MicroStrategy, Inc. (Class A Stock)*	1,180	177,661
NortonLifeLock, Inc.	10,000	208,400
OneSpan, Inc.*	3,280	68,749
Oracle Corp.	67,718	4,042,765
Oracle Corp. (Japan)	4,500	485,300
Progress Software Corp.	6,143	225,325
QAD, Inc. (Class A Stock)	300	12,660
SAP SE (Germany)	959	149,036
ServiceNow, Inc.*	4,100	1,988,500
SPS Commerce, Inc.*	4,176	325,185

		44,168,860

Specialty Retail 1.7%
Aaron’s, Inc.	400	22,660
Asbury Automotive Group, Inc.*	2,880	280,656
AutoNation, Inc.*(a)	15,980	845,821
Buckle, Inc. (The)	4,000	81,560
Group 1 Automotive, Inc.	2,750	243,073

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Hibbett Sports, Inc.*	600	$23,532
Home Depot, Inc. (The)	22,358	6,209,040
Hornbach Holding AG & Co. KGaA (Germany)	1,878	219,082
JD Sports Fashion PLC (United Kingdom)	55,963	583,668
JUMBO SA (Greece)	13,470	235,456
Lowe’s Cos., Inc.	29,360	4,869,650
MarineMax, Inc.*	1,200	30,804
Murphy USA, Inc.*	1,880	241,148
Nitori Holdings Co. Ltd. (Japan)	3,100	643,925
O’Reilly Automotive, Inc.*	2,600	1,198,808
Sleep Number Corp.*	500	24,455
Sonic Automotive, Inc. (Class A Stock)	4,864	195,338

		15,948,676

Technology Hardware, Storage & Peripherals 3.5%
Apple, Inc.	260,624	30,182,865
Asustek Computer, Inc. (Taiwan)	6,000	52,716
Lite-On Technology Corp. (Taiwan)	26,000	41,525
Logitech International SA (Switzerland)	851	65,632
MCJ Co. Ltd. (Japan)	45,600	416,960
Pegatron Corp. (Taiwan)	291,000	646,031
Quanta Computer, Inc. (Taiwan)	18,000	47,263
Samsung Electronics Co. Ltd. (South Korea)	13,306	661,530
Wistron Corp. (Taiwan)	42,000	43,472

		32,157,994

Textiles, Apparel & Luxury Goods 0.1%
Deckers Outdoor Corp.*	1,690	371,817
LVMH Moet Hennessy Louis Vuitton SE (France)	181	84,641

		456,458

Thrifts & Mortgage Finance 0.1%
Axos Financial, Inc.*	2,700	62,937
Flagstar Bancorp, Inc.	1,200	35,556
Merchants Bancorp	1,413	27,850
Meta Financial Group, Inc.	1,400	26,908
MGIC Investment Corp.	1,480	13,113
Mr. Cooper Group, Inc.*	10,760	240,163
OP Bancorp	2,672	15,284

See Notes to Financial Statements.

PGIM Balanced Fund     37

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Thrifts & Mortgage Finance (cont’d.)
PennyMac Financial Services, Inc.	4,080	$237,130
Sterling Bancorp, Inc.	4,922	14,815

		673,756

Tobacco 0.7%
Altria Group, Inc.	89,480	3,457,507
British American Tobacco PLC (United Kingdom)	28,817	1,034,288
Imperial Brands PLC (United Kingdom)	34,611	610,678
Japan Tobacco, Inc. (Japan)	36,573	667,086
KT&G Corp. (South Korea)	2,170	152,538
Scandinavian Tobacco Group A/S (Denmark), 144A	37,266	552,631

		6,474,728

Trading Companies & Distributors 0.2%
Applied Industrial Technologies, Inc.	2,080	114,608
Brenntag AG (Germany)	759	48,197
Bunzl PLC (United Kingdom)	1,633	52,724
Ferguson PLC	7,580	763,904
Foundation Building Materials, Inc.*	3,500	55,020
GMS, Inc.*	10,640	256,424
LG International Corp. (South Korea)	13,316	175,928
Mitsui & Co. Ltd. (Japan)	8,500	145,897
MonotaRO Co. Ltd. (Japan)	1,100	54,617
Univar Solutions, Inc.*	14,700	248,136
Veritiv Corp.*	300	3,798

		1,919,253

Transportation Infrastructure 0.0%
MMC Corp. Bhd (Malaysia)	458,200	81,798
Westshore Terminals Investment Corp. (Canada)	13,100	149,639

		231,437

Water Utilities 0.0%
American States Water Co.	2,980	223,351
Artesian Resources Corp. (Class A Stock)	705	24,301

		247,652

Wireless Telecommunication Services 0.2%
America Movil SAB de CV (Mexico) (Class L Stock)	705,900	440,878
China Mobile Ltd. (China)	43,000	276,491

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Wireless Telecommunication Services (cont’d.)
Globe Telecom, Inc. (Philippines)	1,985	$85,201
KDDI Corp. (Japan)	28,400	716,059
PLDT, Inc. (Philippines)	14,850	411,097
SoftBank Corp. (Japan)	9,800	109,547
Vodacom Group Ltd. (South Africa)	13,865	101,873

		2,141,146

TOTAL COMMON STOCKS (cost $453,105,831)		550,530,918

EXCHANGE-TRADED FUNDS 0.2%
iShares MSCI EAFE ETF	19,100	1,215,715
iShares MSCI Emerging Markets ETF(a)	10,500	462,945

TOTAL EXCHANGE-TRADED FUNDS (cost $1,530,893)		1,678,660

PREFERRED STOCKS 0.1%

Banks 0.0%
Citigroup Capital XIII, 6.638%, Maturity Date 10/30/2040	3,000	80,940

Capital Markets 0.0%
State Street Corp. 5.350%, Series G, Maturity Date 03/15/2026	5,000	138,650

Electric Utilities 0.1%
Cia Paranaense de Energia (Brazil) (PRFC B)	43,100	477,286

Technology Hardware, Storage & Peripherals 0.0%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	4,320	186,121

TOTAL PREFERRED STOCKS (cost $862,244)		882,997

	Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES 5.0%

Automobiles 1.5%
AmeriCredit Automobile Receivables Trust,
Series 2018-01, Class C	3.500%	01/18/24	300	312,065
Series 2019-01, Class B	3.130	02/18/25	100	103,799
Series 2019-01, Class C	3.360	02/18/25	200	211,057

See Notes to Financial Statements.

PGIM Balanced Fund     39

Schedule of Investments  (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Automobiles (cont’d.)
AmeriCredit Automobile Receivables Trust, (cont’d.)
Series 2019-02, Class C	2.740%	04/18/25		300	$312,939
Series 2019-03, Class C	2.320	07/18/25		800	825,162
Series 2020-01, Class B	1.480	01/21/25		500	508,489
Series 2020-02, Class D	2.130	03/18/26		100	101,281
Avis Budget Rental Car Funding AESOP LLC,
Series 2018-02A, Class A, 144A	4.000	03/20/25		300	320,848
Series 2019-02A, Class A, 144A	3.350	09/22/25		616	650,412
Series 2019-03A, Class A, 144A	2.360	03/20/26		1,000	1,021,082
Series 2020-01A, Class A, 144A	2.330	08/20/26		500	511,001
Series 2020-02A, Class A, 144A	2.020	02/20/27		200	201,741
Exeter Automobile Receivables Trust,
Series 2020-03A, Class C	1.320	07/15/25		100	100,233
Series 2020-03A, Class D	1.730	07/15/26		100	100,254
Ford Auto Securitization Trust (Canada),
Series 2019-BA, Class A2, 144A	2.321	10/15/23	CAD	600	456,776
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A	3.190	07/15/31		1,200	1,321,809
Ford Credit Floorplan Master Owner Trust,
Series 2017-03, Class A	2.480	09/15/24		396	411,238
Series 2018-02, Class A	3.170	03/15/25		2,100	2,229,398
GM Financial Consumer Automobile Receivables Trust,
Series 2018-04, Class C	3.620	06/17/24		100	105,733
Hertz Vehicle Financing II LP,
Series 2019-02A, Class A, 144A	3.420	05/25/25		195	195,893
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A	3.630	09/14/27		1,280	1,398,060
Santander Drive Auto Receivables Trust,
Series 2020-02, Class D	2.220	09/15/26		100	102,095
Series 2020-03, Class D	1.640	11/16/26		400	400,364
World Omni Select Auto Trust,
Series 2018-01A, Class C, 144A	3.860	01/15/25		440	452,643
Series 2019-A, Class B	2.170	12/15/25		700	719,829
Series 2019-A, Class C	2.380	12/15/25		200	206,314

					13,280,515

Collateralized Loan Obligations 1.5%
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2019-11A, Class A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	1.648(c)	07/22/32		1,000	999,997

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	1.531%(c)	07/16/29	247	$243,699
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.350(c)	05/17/31	1,000	986,126
Carlyle CLO Ltd. (Cayman Islands),
Series C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.298(c)	04/30/31	1,000	987,790
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1R, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.592(c)	01/20/32	750	745,295
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1B, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)	1.502(c)	04/20/31	249	245,100
HPS Loan Management Ltd. (Cayman Islands),
Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.578(c)	07/22/32	750	747,746
ICG US CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1A, 144A, 3 Month LIBOR + 1.380% (Cap N/A, Floor 1.380%)	1.625(c)	10/26/32	1,000	990,197
LCM LP (Cayman Islands),
Series 13A, Class ARR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)	1.412(c)	07/19/27	1,750	1,738,852
OZLM Ltd. (Cayman Islands),
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)	1.322(c)	04/20/31	1,500	1,468,495
Series 2019-24A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 0.000%)	1.662(c)	07/20/32	1,000	994,045
Shackleton CLO Ltd. (Cayman Islands),
Series 2015-07RA, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)	1.445(c)	07/15/31	500	494,114
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.506(c)	10/23/31	750	742,566
TIAA CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)	1.472(c)	07/20/31	250	248,142
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-04A, Class A1LR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)	1.452(c)	10/18/31	998	987,888

See Notes to Financial Statements.

PGIM Balanced Fund     41

Schedule of Investments  (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.472%(c)	10/20/31		500	$494,990
York CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.608(c)	07/22/32		1,000	997,613

					14,112,655

Consumer Loans 0.5%
Lendmark Funding Trust,
Series 2018-01A, Class A, 144A	3.810	12/21/26		130	133,091
Series 2019-02A, Class A, 144A	2.780	04/20/28		900	909,865
Mariner Finance Issuance Trust,
Series 2020-AA, Class A, 144A	2.190	08/21/34		200	200,627
OneMain Financial Issuance Trust,
Series 2017-01A, Class A2, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)	0.951(c)	09/14/32		189	189,513
Series 2017-01A, Class C, 144A	3.350	09/14/32		135	135,403
Series 2018-01A, Class A, 144A	3.300	03/14/29		190	195,063
Series 2020-01A, Class A, 144A	3.840	05/14/32		300	315,508
Series 2020-02A, Class A, 144A	1.750	09/14/35		500	503,645
Oportun Funding X LLC,
Series 2018-C, Class A, 144A	4.100	10/08/24		300	305,249
Oportun Funding XII LLC,
Series 2018-D, Class A, 144A	4.150	12/09/24		200	203,720
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	2.998(c)	02/25/23		150	146,402
SoFi Consumer Loan Program Trust,
Series 2020-01, Class A, 144A	2.020	01/25/29		653	659,674
Springleaf Funding Trust,
Series 2017-AA, Class A, 144A	2.680	07/15/30		506	506,772

					4,404,532

Credit Cards 0.2%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7	3.960	10/13/30		1,100	1,329,043
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A	— (p)	11/15/28	GBP	465	600,013

					1,929,056

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Equipment 0.1%
MMAF Equipment Finance LLC,
Series 2017-B, Class A5, 144A	2.720%	06/15/40	400	$421,518
Series 2018-A, Class A5, 144A	3.610	03/10/42	100	107,556
Series 2019-A, Class A5, 144A	3.080	11/12/41	400	434,527

				963,601

Home Equity Loans 0.0%
CDC Mortgage Capital Trust,
Series 2002-HE03, Class M1, 1 Month LIBOR + 1.650% (Cap N/A, Floor 1.100%)	1.798(c)	03/25/33	9	9,303
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-HE01, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)	1.048(c)	07/25/32	3	3,298

				12,601

Other 0.2%
Sierra Timeshare Receivables Funding LLC,
Series 2018-02A, Class A, 144A	3.500	06/20/35	177	184,010
Series 2019-02A, Class A, 144A	2.590	05/20/36	445	457,023
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	2.948(c)	06/25/24	1,400	1,320,397

				1,961,430

Residential Mortgage-Backed Securities 0.3%
CIT Mortgage Loan Trust,
Series 2007-01, Class 1A, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)	1.498(c)	10/25/37	217	217,443
Countrywide Asset-Backed Certificates,
Series 2004-01, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.500%)	0.898(c)	03/25/34	71	70,518
Credit Suisse Mortgage Trust,
Series 2018-RPL08, Class A1, 144A	4.125(cc)	07/25/58	296	296,804
Legacy Mortgage Asset Trust,
Series 2019-GS02, Class A1, 144A	3.750	01/25/59	158	160,297
Series 2019-GS04, Class A1, 144A	3.438	05/25/59	261	261,010
Series 2019-SL01, Class A, 144A	4.000(cc)	12/28/54	53	53,714
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A	2.750(cc)	01/25/61	222	228,107
Series 2018-01, Class A1, 144A	3.250(cc)	05/25/62	129	134,666

See Notes to Financial Statements.

PGIM Balanced Fund     43

Schedule of Investments  (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A	2.750%(cc)	06/25/57	737	$764,249
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)	0.748(c)	02/25/57	354	353,512
Series 2017-06, Class A1, 144A	2.750(cc)	10/25/57	363	377,799
Series 2019-MH01, Class A1, 144A	3.000(cc)	11/25/58	143	146,857

				3,064,976

Student Loans 0.7%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A	2.680	09/25/42	230	236,429
Series 2018-AGS, Class A1, 144A	3.210	02/25/44	194	200,647
Series 2018-CGS, Class A1, 144A	3.870	02/25/46	99	103,227
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A	2.810	11/25/42	151	154,540
Series 2018-B, Class A2FX, 144A	3.540	05/26/43	300	308,655
Series 2019-A, Class A2FX, 144A	2.730	10/25/48	261	267,305
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A	3.190	02/18/42	565	577,109
Series 2018-CA, Class A2, 144A	3.520	06/16/42	280	287,918
Series 2019-CA, Class A2, 144A	3.130	02/15/68	300	309,768
Series 2019-EA, Class A2A, 144A	2.640	05/15/68	500	522,103
Series 2019-FA, Class A2, 144A	2.600	08/15/68	700	724,418
Navient Student Loan Trust,
Series 2018-EA, Class A2, 144A	4.000	12/15/59	300	311,775
SoFi Professional Loan Program LLC,
Series 2019-B, Class A2FX, 144A	3.090	08/17/48	400	419,571
Series 2019-C, Class A2FX, 144A	2.370	11/16/48	600	616,671
SoFi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 144A	3.340	08/25/47	400	412,110
Series 2020-A, Class A2FX, 144A	2.540	05/15/46	600	622,892

				6,075,138

TOTAL ASSET-BACKED SECURITIES (cost $44,748,602)				45,804,504

COMMERCIAL MORTGAGE-BACKED SECURITIES 10.2%
BANK,
Series 2017-BNK04, Class A3	3.362	05/15/50	1,000	1,120,017
Series 2020-BN26, Class A3	2.155	03/15/63	1,800	1,881,230

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Barclays Commercial Mortgage Securities Trust,
Series 2018-C02, Class A4	4.047%	12/15/51	1,351	$1,565,544
Benchmark Mortgage Trust,
Series 2018-B03, Class A4	3.761	04/10/51	1,138	1,301,450
Series 2019-B13, Class A3	2.701	08/15/57	1,800	1,967,213
Series 2020-B17, Class A4	2.042	03/15/53	650	676,556
BX Commercial Mortgage Trust,
Series 2020-BXLP, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)	0.952(c)	12/15/36	1,099	1,097,669
CD Mortgage Trust,
Series 2019-CD08, Class A3	2.657	08/15/57	1,550	1,685,454
CFK Trust,
Series 2020-MF02, Class B, 144A	2.792	03/15/39	1,200	1,191,667
Series 2020-MF02, Class C, 144A	2.995	03/15/39	1,500	1,435,069
Series 2020-MF02, Class D, 144A	3.349	03/15/39	900	832,965
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4	3.575	05/10/47	196	209,910
Series 2015-GC29, Class A3	2.935	04/10/48	410	433,165
Series 2015-P01, Class A4	3.462	09/15/48	600	654,582
Series 2017-P08, Class A3	3.203	09/15/50	1,000	1,098,714
Series 2019-GC41, Class A4	2.620	08/10/56	3,600	3,909,721
Series 2020-555, Class A, 144A	2.647	12/10/41	2,000	2,129,060
Series 2020-GC46, Class A4	2.477	02/15/53	1,400	1,504,687
Commercial Mortgage Trust,
Series 2013-CR08, Class A4	3.334	06/10/46	326	340,597
Series 2014-CR15, Class A2	2.928	02/10/47	118	119,500
Series 2014-CR18, Class A4	3.550	07/15/47	381	411,091
Series 2014-UBS04, Class A4	3.420	08/10/47	700	748,409
Series 2015-LC21, Class A3	3.445	07/10/48	700	758,961
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3	3.231	06/15/57	765	830,732
Series 2017-C08, Class A3	3.127	06/15/50	800	877,964
DBJPM Mortgage Trust,
Series 2016-C01, Class A3A	3.015	05/10/49	800	872,073
Fannie Mae-Aces,
Series 2015-M10, Class A2	3.092(cc)	04/25/27	1,138	1,272,932
Series 2015-M17, Class A2	3.014(cc)	11/25/25	574	628,716
Series 2017-M01, Class A2	2.497(cc)	10/25/26	300	326,186
Series 2017-M04, Class A2	2.670(cc)	12/25/26	1,750	1,904,716
Series 2017-M08, Class A2	3.061(cc)	05/25/27	1,250	1,410,875
Series 2018-M04, Class A2	3.147(cc)	03/25/28	996	1,135,459
Series 2018-M10, Class A1	3.482(cc)	07/25/28	210	231,933
Series 2018-M10, Class A2	3.482(cc)	07/25/28	1,884	2,189,742
Series 2019-M25, Class A1	2.142	11/25/29	1,875	1,983,947

See Notes to Financial Statements.

PGIM Balanced Fund     45

Schedule of Investments  (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class X1, IO	1.493%(cc)	05/25/22	2,523	$45,310
Series K021, Class X1, IO	1.543(cc)	06/25/22	778	14,283
Series K025, Class X1, IO	0.929(cc)	10/25/22	1,301	17,527
Series K055, Class X1, IO	1.497(cc)	03/25/26	2,273	146,144
Series K064, Class AM	3.327(cc)	03/25/27	1,280	1,460,981
Series K068, Class AM	3.315	08/25/27	900	1,034,286
Series K069, Class AM	3.248(cc)	09/25/27	150	171,354
Series K070, Class AM	3.364	12/25/27	225	259,251
Series K072, Class A2	3.444	12/25/27	300	349,894
Series K074, Class A2	3.600	01/25/28	2,773	3,245,177
Series K075, Class AM	3.650(cc)	02/25/28	575	672,940
Series K076, Class AM	3.900	04/25/28	425	508,832
Series K077, Class A2	3.850(cc)	05/25/28	1,180	1,406,469
Series K077, Class AM	3.850(cc)	05/25/28	160	190,621
Series K079, Class AM	3.930	06/25/28	996	1,189,779
Series K080, Class AM	3.986(cc)	07/25/28	1,777	2,129,839
Series K083, Class A2	4.050(cc)	09/25/28	960	1,173,802
Series K083, Class AM	4.030(cc)	10/25/28	275	334,786
Series K086, Class A2	3.859(cc)	11/25/28	1,422	1,712,227
Series K086, Class AM	3.919(cc)	12/25/28	200	240,922
Series K087, Class AM	3.832(cc)	12/25/28	250	298,783
Series K157, Class A2	3.990(cc)	05/25/33	700	869,866
Series W5FX, Class AFX	3.336(cc)	04/25/28	380	430,095
GS Mortgage Securities Trust,
Series 2015-GC28, Class A4	3.136	02/10/48	400	432,630
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class ASB	3.241	09/15/50	400	436,553
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4	2.694	04/15/46	91	93,968
Series 2019-BKWD, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	1.152(c)	09/15/29	700	683,144
Series 2020-NNN, Class AFL, 144A, 1 Month LIBOR + 0.860% (Cap N/A, Floor 0.860%)	1.012(c)	01/16/37	900	883,101
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C08, Class A3	2.863	12/15/48	180	186,931
Series 2015-C23, Class A3	3.451	07/15/50	584	638,574
Series 2015-C25, Class A4	3.372	10/15/48	700	758,095
Series 2016-C29, Class A3	3.058	05/15/49	800	872,034
Morgan Stanley Capital I Trust,
Series 2016-UB11, Class A3	2.531	08/15/49	1,300	1,378,476
Series 2019-H06, Class A3	3.158	06/15/52	1,250	1,396,340
Series 2020-L04, Class A2	2.449	02/15/53	3,600	3,862,869

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB	3.264%	08/15/50	500	$547,050
Series 2017-C05, Class A4	3.212	11/15/50	1,422	1,570,135
Series 2018-C08, Class A4	3.983	02/15/51	1,650	1,908,082
Series 2018-C09, Class A3	3.854	03/15/51	400	457,064
Series 2018-C14, Class A3	4.180	12/15/51	996	1,171,799
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A4	2.792	12/10/45	200	205,477
Series 2013-C05, Class A3	2.920	03/10/46	151	154,675
Series 2013-C06, Class A3	2.971	04/10/46	200	207,501
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS02, Class A4	3.498	07/15/58	800	876,686
Series 2016-C33, Class A3	3.162	03/15/59	1,280	1,369,521
Series 2016-C34, Class A3	2.834	06/15/49	800	848,512
Series 2016-C35, Class A3	2.674	07/15/48	1,200	1,276,659
Series 2016-NXS06, Class A3	2.642	11/15/49	1,500	1,597,377
Series 2017-C38, Class A4	3.190	07/15/50	700	778,950
Series 2018-C46, Class A3	3.888	08/15/51	1,050	1,212,260
Series 2018-C48, Class A4	4.037	01/15/52	1,707	1,992,291
Series 2019-C52, Class A3	2.631	08/15/52	2,500	2,673,858
Series 2020-C55, Class A4	2.474	02/15/53	3,600	3,875,400

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $85,846,721)				92,987,686

CORPORATE BONDS 16.5%

Advertising 0.0%
National CineMedia LLC,
Sr. Unsec’d. Notes	5.750	08/15/26	500	342,480

Aerospace & Defense 0.1%
Boeing Co. (The),
Sr. Unsec’d. Notes	3.750	02/01/50	515	464,287
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes	5.050	06/15/25	99	95,032
Embraer Overseas Ltd. (Brazil),
Gtd. Notes, 144A(a)	5.696	09/16/23	210	212,677
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes	4.125	11/16/28	235	278,033

				1,050,029

See Notes to Financial Statements.

PGIM Balanced Fund     47

Schedule of Investments  (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture 0.1%
BAT Capital Corp. (United Kingdom),
Gtd. Notes	3.222%	08/15/24	810	$865,509

Airlines 0.1%
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates	3.575	07/15/29	170	163,076
Continental Airlines 2001-1 Class A-1 Pass-Through Trust,
Pass-Through Certificates	6.703	12/15/22	3	3,185
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	04/29/26	78	74,442
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates	6.821	02/10/24	40	40,318
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes	3.400	04/19/21	200	199,877
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	260	283,454
Sr. Unsec’d. Notes	5.250	05/04/25	300	330,441
United Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	10/11/27	65	63,884

				1,158,677

Auto Manufacturers 0.5%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%	0.676(c)	04/12/21	80	80,061
Gtd. Notes, 144A	3.100	04/12/21	105	106,422
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A	3.350	05/04/21	330	335,305
Ford Motor Co.,
Sr. Unsec’d. Notes	5.291	12/08/46	135	125,856
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	3.336	03/18/21	206	206,080
Sr. Unsec’d. Notes	3.350	11/01/22	770	761,324
Sr. Unsec’d. Notes	5.875	08/02/21	200	203,784
General Motors Co.,
Sr. Unsec’d. Notes	4.875	10/02/23	155	168,811
Sr. Unsec’d. Notes	6.250	10/02/43	95	112,200
Sr. Unsec’d. Notes	6.600	04/01/36	80	96,878
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%	1.118(c)	04/09/21	160	159,920

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
General Motors Financial Co., Inc., (cont’d.)
Gtd. Notes	3.550%	04/09/21	120	$121,580
Gtd. Notes(a)	3.950	04/13/24	616	652,711
Sr. Unsec’d. Notes	3.600	06/21/30	535	552,419
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A, MTN	2.850	01/15/21	565	566,960
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A	3.875	11/13/20	215	215,845
Gtd. Notes, 144A	4.000	11/12/21	245	254,013

				4,720,169

Auto Parts & Equipment 0.1%
Dana, Inc.,
Sr. Unsec’d. Notes	5.375	11/15/27	250	256,391
Magna International, Inc. (Canada),
Sr. Unsec’d. Notes	2.450	06/15/30	350	368,302

				624,693

Banks 3.8%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes	3.848	04/12/23	200	213,495
Bank of America Corp.,
Jr. Sub. Notes, Series JJ	5.125(ff)	–(rr)	350	360,630
Jr. Sub. Notes, Series MM	4.300(ff)	–(rr)	235	228,601
Sr. Unsec’d. Notes	3.004(ff)	12/20/23	286	300,265
Sr. Unsec’d. Notes, GMTN	3.300	01/11/23	390	414,027
Sr. Unsec’d. Notes, GMTN	3.593(ff)	07/21/28	160	179,293
Sr. Unsec’d. Notes, MTN	3.194(ff)	07/23/30	215	237,542
Sr. Unsec’d. Notes, MTN	3.824(ff)	01/20/28	1,835	2,077,889
Sr. Unsec’d. Notes, MTN	3.974(ff)	02/07/30	115	133,290
Sr. Unsec’d. Notes, MTN	4.125	01/22/24	882	976,543
Sr. Unsec’d. Notes, MTN	4.271(ff)	07/23/29	350	410,603
Sub. Notes, MTN	4.450	03/03/26	365	419,187
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN	2.500	06/28/24	660	702,484
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN	2.200	08/16/23	782	819,968
Sr. Unsec’d. Notes, MTN	2.950	01/29/23	170	179,054
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	2.645(ff)	06/24/31	1,075	1,072,520

See Notes to Financial Statements.

PGIM Balanced Fund     49

Schedule of Investments  (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Barclays PLC (United Kingdom), (cont’d.)
Sr. Unsec’d. Notes	4.375%	01/12/26	200	$224,506
Sr. Unsec’d. Notes, MTN	4.972(ff)	05/16/29	400	467,221
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	1.904(ff)	09/30/28	750	749,019
Sr. Unsec’d. Notes, 144A, MTN	2.950	05/23/22	275	284,707
Citigroup, Inc.,
Jr. Sub. Notes, Series Q, 3 Month LIBOR + 4.095%	4.375(c)	–(rr)	280	273,173
Jr. Sub. Notes, Series R	6.125(ff)	–(rr)	150	148,420
Jr. Sub. Notes, Series T	6.250(ff)	–(rr)	105	116,372
Jr. Sub. Notes, Series U	5.000(ff)	–(rr)	100	99,693
Jr. Sub. Notes, Series V	4.700(ff)	–(rr)	1,020	987,180
Sr. Unsec’d. Notes(a)	2.572(ff)	06/03/31	880	921,366
Sr. Unsec’d. Notes	3.668(ff)	07/24/28	290	325,480
Sr. Unsec’d. Notes	3.700	01/12/26	200	224,638
Sr. Unsec’d. Notes	3.887(ff)	01/10/28	1,500	1,697,010
Sub. Notes	4.400	06/10/25	767	862,984
Sub. Notes	4.450	09/29/27	195	225,835
Sub. Notes	4.750	05/18/46	55	68,924
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%	1.539(c)	02/04/21	200	199,803
Sr. Unsec’d. Notes	2.222(ff)	09/18/24	245	246,591
Sr. Unsec’d. Notes	4.250	02/04/21	175	176,567
Sr. Unsec’d. Notes, GMTN	3.375	05/12/21	220	222,689
Discover Bank,
Sr. Unsec’d. Notes	4.250	03/13/26	315	358,500
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M, 3 Month LIBOR + 3.922%	4.165(c)	–(rr)	265	257,187
Sr. Unsec’d. Notes	3.750	02/25/26	50	56,247
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	165	187,822
Sr. Unsec’d. Notes	3.850	01/26/27	410	460,709
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	120	140,038
Sr. Unsec’d. Notes	5.750	01/24/22	250	266,961
Sub. Notes	6.750	10/01/37	275	397,947
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF	5.000(ff)	–(rr)	345	344,262
Jr. Sub. Notes, Series HH	4.600(ff)	–(rr)	1,290	1,253,446
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	3.738(c)	–(rr)	146	140,030
Sr. Unsec’d. Notes	2.950	10/01/26	210	230,857
Sr. Unsec’d. Notes	3.200	06/15/26	1,066	1,181,450
Sr. Unsec’d. Notes	3.509(ff)	01/23/29	265	298,303
Sr. Unsec’d. Notes	3.702(ff)	05/06/30	145	166,198
Sr. Unsec’d. Notes	3.782(ff)	02/01/28	1,591	1,801,052

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co., (cont’d.)
Sr. Unsec’d. Notes	4.005%(ff)	04/23/29	796	$922,020
Sr. Unsec’d. Notes	4.452(ff)	12/05/29	250	300,638
Sub. Notes	3.875	09/10/24	90	99,663
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes	3.750	01/11/27	300	333,061
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%	3.885(c)	–(rr)	125	118,329
Sr. Unsec’d. Notes, GMTN	3.750	02/25/23	45	48,297
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	1,173	1,337,993
Sr. Unsec’d. Notes, GMTN	3.875	01/27/26	370	420,597
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	240	286,346
Sr. Unsec’d. Notes, MTN	3.591(ff)	07/22/28	1,536	1,723,354
State Bank of India (India),
Sr. Unsec’d. Notes, 144A	4.375	01/24/24	310	331,233
State Street Corp.,
Jr. Sub. Notes, Series F, 3 Month LIBOR + 3.597%	3.847(c)	–(rr)	190	188,266
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.393(ff)	06/02/28	2,500	2,609,014
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	1,025	1,072,133

				34,579,522

Beverages 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc. (Belgium),
Gtd. Notes	4.700	02/01/36	150	180,738
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes	4.000	01/17/43	120	131,175
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	5.550	01/23/49	825	1,109,518
Keurig Dr. Pepper, Inc.,
Gtd. Notes	3.551	05/25/21	190	193,870

				1,615,301

Building Materials 0.2%
Griffon Corp.,
Gtd. Notes(a)	5.750	03/01/28	800	836,225

See Notes to Financial Statements.

PGIM Balanced Fund     51

Schedule of Investments  (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)
Johnson Controls International PLC,
Sr. Unsec’d. Notes	6.000%	01/15/36		450	$596,161
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	07/15/30		300	307,697

					1,740,083

Chemicals 0.4%
CF Industries, Inc.,
Gtd. Notes	5.375	03/15/44		150	180,604
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes	3.500	07/19/22		640	656,878
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	9.400	05/15/39		67	113,695
Nouryon Holding BV (Netherlands),
Gtd. Notes	6.500	10/01/26	EUR	2,250	2,723,950
Sasol Financing USA LLC (South Africa),
Gtd. Notes	5.875	03/27/24		200	192,318
Gtd. Notes	6.500	09/27/28		200	187,932

					4,055,377

Commercial Services 0.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26		500	531,596
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700	11/01/23		1,166	1,225,994
Gtd. Notes, 144A	7.000	10/15/37		20	28,613
Johns Hopkins University,
Sr. Unsec’d. Notes, Series A	2.813	01/01/60		100	107,900
Loxam SAS (France),
Sr. Sub. Notes	5.750	07/15/27	EUR	1,100	1,153,247
Moody’s Corp.,
Sr. Unsec’d. Notes	2.550	08/18/60		65	59,499
President & Fellows of Harvard College,
Unsec’d. Notes	3.300	07/15/56		270	327,414
Trustees of Boston College,
Unsec’d. Notes	3.129	07/01/52		279	314,598
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119		55	59,618
United Rentals North America, Inc.,
Gtd. Notes	3.875	02/15/31		75	76,098

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
United Rentals North America, Inc., (cont’d.)
Gtd. Notes	4.000%	07/15/30	425	$437,155
Gtd. Notes	4.875	01/15/28	200	210,176
Gtd. Notes	5.500	05/15/27	250	266,190
Yale University,
Unsec’d. Notes, Series 2020	1.482	04/15/30	595	603,557

				5,401,655

Diversified Financial Services 0.2%
Jefferies Group LLC,
Sr. Unsec’d. Notes	6.500	01/20/43	65	82,109
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28	120	119,741
Gtd. Notes, 144A	6.000	01/15/27	600	612,078
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN	6.150	12/06/28	200	224,819
Private Export Funding Corp.,
Sr. Unsec’d. Notes, 144A	2.650	02/16/21	335	338,032

				1,376,779

Electric 1.4%
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes	6.350	10/01/36	115	167,425
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes	5.950	05/15/37	120	170,193
Calpine Corp.,
Sr. Sec’d. Notes, 144A	4.500	02/15/28	200	204,986
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	150	150,078
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	225	229,285
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series K2	6.950	03/15/33	120	180,544
General Ref. Mortgage, Series Z	2.400	09/01/26	170	182,752
Commonwealth Edison Co.,
First Mortgage, Series 123	3.750	08/15/47	754	893,265
Dominion Energy, Inc.,
Jr. Sub. Notes	3.071	08/15/24	800	860,849
Jr. Sub. Notes	4.104	04/01/21	400	406,756
DTE Electric Co.,
General Ref. Mortgage	3.750	08/15/47	622	733,299
Duke Energy Carolinas LLC,
First Mortgage	6.050	04/15/38	55	81,934

See Notes to Financial Statements.

PGIM Balanced Fund     53

Schedule of Investments  (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Duke Energy Corp.,
Sr. Unsec’d. Notes	2.650%	09/01/26	210	$227,676
El Paso Electric Co.,
Sr. Unsec’d. Notes	6.000	05/15/35	135	179,058
Emera US Finance LP (Canada),
Gtd. Notes	3.550	06/15/26	685	763,722
Enel Finance International NV (Italy),
Gtd. Notes, 144A	2.875	05/25/22	500	516,423
Gtd. Notes, 144A	4.625	09/14/25	265	306,438
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes, 144A	3.400	01/28/30	200	215,944
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A	5.750	01/26/21	540	527,648
Eversource Energy,
Sr. Unsec’d. Notes, Series O	4.250	04/01/29	315	377,931
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A	5.450	07/15/44	50	64,401
Florida Power & Light Co.,
First Mortgage	5.950	10/01/33	60	86,302
Iberdrola International BV (Spain),
Gtd. Notes	6.750	09/15/33	30	41,064
Interstate Power & Light Co.,
Sr. Unsec’d. Notes	2.300	06/01/30	315	332,462
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	235	267,767
Monongahela Power Co.,
First Mortgage, 144A	4.100	04/15/24	280	307,401
Ohio Power Co.,
Sr. Unsec’d. Notes	4.000	06/01/49	160	195,822
Sr. Unsec’d. Notes	4.150	04/01/48	175	218,450
Public Service Co. of Colorado,
First Mortgage	4.300	03/15/44	35	44,455
Public Service Electric & Gas Co.,
Sr. Sec’d. Notes, MTN	5.800	05/01/37	125	180,506
San Diego Gas & Electric Co.,
First Mortgage	4.150	05/15/48	230	276,039
Southwestern Public Service Co.,
First Mortgage	3.700	08/15/47	250	284,445
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A	2.875	07/15/29	1,135	1,271,302
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.625	02/15/27	600	633,203
Sr. Sec’d. Notes, 144A	3.550	07/15/24	645	687,005

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	4.800%	09/15/41		105	$129,756

					12,396,586

Electronics 0.1%
Trimble, Inc.,
Sr. Unsec’d. Notes	4.750	12/01/24		1,200	1,328,016

Engineering & Construction 0.1%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes	5.500	07/31/47		200	162,940
Sr. Sec’d. Notes, 144A	4.250	10/31/26		200	177,162
Sr. Sec’d. Notes, 144A	5.500	07/31/47		200	162,939

					503,041

Entertainment 0.1%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% / PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000	06/15/26		441	118,987
Sr. Sec’d. Notes, 144A	10.500	04/24/26		52	37,440
International Game Technology PLC,
Sr. Sec’d. Notes, 144A(a)	6.500	02/15/25		650	692,601

					849,028

Foods 0.4%
B&G Foods, Inc.,
Gtd. Notes(a)	5.250	09/15/27		650	676,405
Conagra Brands, Inc.,
Sr. Unsec’d. Notes	3.800	10/22/21		902	933,060
Kraft Heinz Foods Co.,
Gtd. Notes, 144A	4.875	10/01/49		450	473,395
Mars, Inc.,
Gtd. Notes, 144A	3.950	04/01/49		275	332,205
Picard Bondco SA (Luxembourg),
Gtd. Notes	5.500	11/30/24	EUR	1,000	1,172,682

					3,587,747

See Notes to Financial Statements.

PGIM Balanced Fund     55

Schedule of Investments  (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Forest Products & Paper 0.0%
Georgia-Pacific LLC,
Gtd. Notes, 144A	5.400%	11/01/20		40	$40,154
International Paper Co.,
Sr. Unsec’d. Notes	6.000	11/15/41		30	40,953
Sr. Unsec’d. Notes	7.300	11/15/39		175	255,430

					336,537

Gas 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27		825	911,951
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes	4.100	09/01/47		200	234,668
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes	4.600	12/15/44		10	12,340
NiSource, Inc.,
Sr. Unsec’d. Notes	3.490	05/15/27		548	611,117
Sr. Unsec’d. Notes	4.800	02/15/44		40	50,070
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	3.500	06/01/29		740	843,552

					2,663,698

Healthcare-Products 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes	4.900	11/30/46		295	416,539
DH Europe Finance II Sarl,
Gtd. Notes	1.350	09/18/39	EUR	385	446,729
Medtronic Global Holdings SCA,
Gtd. Notes	2.250	03/07/39	EUR	100	137,578

					1,000,846

Healthcare-Services 0.6%
Allina Health System,
Unsec’d. Notes, Series 2019	3.887	04/15/49		115	136,129
Anthem, Inc.,
Sr. Unsec’d. Notes	4.625	05/15/42		45	56,422
Sr. Unsec’d. Notes	4.650	01/15/43		30	37,748
Ascension Health,
Sr. Unsec’d. Notes	3.945	11/15/46		795	992,663
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A	2.375	03/01/28	EUR	800	901,965

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Duke University Health System, Inc.,
Sr. Unsec’d. Notes	3.920%	06/01/47	95	$118,017
HCA, Inc.,
Gtd. Notes	5.375	02/01/25	230	251,799
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A	3.200	06/01/50	160	165,386
IHC Health Services, Inc.,
Sec’d. Notes	4.131	05/15/48	480	618,480
Kaiser Foundation Hospitals,
Gtd. Notes	4.150	05/01/47	140	176,599
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	3.200	02/01/22	20	20,696
MultiCare Health System,
Unsec’d. Notes	2.803	08/15/50	280	278,184
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A	2.532	10/01/29	190	201,964
Unsec’d. Notes, Series H	2.746	10/01/26	50	54,785
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28	325	316,666
Sr. Sec’d. Notes	4.625	07/15/24	478	479,612
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	3.500	02/15/24	355	389,625

				5,196,740

Home Builders 0.1%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada),
Gtd. Notes, 144A	4.875	02/15/30	600	561,373
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30	325	328,438
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	90	99,466
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	80	85,589

				1,074,866

Insurance 0.2%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	3.950	05/15/60	115	126,811
Gtd. Notes, 144A	3.951	10/15/50	180	200,452
Gtd. Notes, 144A	4.569	02/01/29	350	422,754

See Notes to Financial Statements.

PGIM Balanced Fund     57

Schedule of Investments  (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Lincoln National Corp.,
Sr. Unsec’d. Notes	6.300%	10/09/37	110	$143,775
Markel Corp.,
Sr. Unsec’d. Notes	5.000	03/30/43	25	30,202
Sr. Unsec’d. Notes	5.000	04/05/46	325	428,839
New York Life Insurance Co.,
Sub. Notes, 144A	6.750	11/15/39	110	167,239
Principal Financial Group, Inc.,
Gtd. Notes	4.625	09/15/42	15	18,720
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.270	05/15/47	240	282,922
Sub. Notes, 144A	6.850	12/16/39	22	32,496

				1,854,210

Lodging 0.1%
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.250	09/15/22	130	132,510
Sr. Unsec’d. Notes, Series R	3.125	06/15/26	561	557,181

				689,691

Machinery-Diversified 0.1%
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	4.950	09/15/28	89	103,918
Xylem, Inc.,
Sr. Unsec’d. Notes	1.950	01/30/28	975	1,017,281
Sr. Unsec’d. Notes	4.875	10/01/21	160	166,979

				1,288,178

Media 0.7%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	350	361,711
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	900	975,108
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	5.375	05/01/47	120	142,284
Sr. Sec’d. Notes	6.384	10/23/35	110	149,999
Sr. Sec’d. Notes	6.484	10/23/45	172	230,133
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes	9.250	02/15/24	1,000	969,708

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
Comcast Corp.,
Gtd. Notes	3.969%	11/01/47	19	$22,739
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A	3.150	08/15/24	740	797,492
CSC Holdings LLC,
Sr. Unsec’d. Notes, 144A	3.375	02/15/31	310	300,412
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	300	301,104
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sr. Sec’d. Notes, 144A	5.375	08/15/26	550	389,193
Discovery Communications LLC,
Gtd. Notes(a)	5.300	05/15/49	575	703,045
DISH DBS Corp.,
Gtd. Notes, 144A	7.375	07/01/28	225	231,328
Time Warner Cable LLC,
Sr. Sec’d. Notes	5.500	09/01/41	140	169,954
ViacomCBS, Inc.,
Sr. Unsec’d. Notes	4.375	03/15/43	600	637,535
Sr. Unsec’d. Notes	5.250	04/01/44	65	76,040
Videotron Ltd. (Canada),
Gtd. Notes	5.000	07/15/22	150	156,546

				6,614,331

Mining 0.1%
Barrick North America Finance LLC (Canada),
Gtd. Notes	5.750	05/01/43	280	407,382
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes, 144A	6.250(ff)	10/19/75	65	65,085
Newmont Corp.,
Gtd. Notes	3.625	06/09/21	110	111,788
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes	7.500	07/27/35	95	139,253

				723,508

Miscellaneous Manufacturing 0.1%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	300	224,930
Pentair Finance Sarl,
Gtd. Notes(a)	4.500	07/01/29	450	512,057

				736,987

See Notes to Financial Statements.

PGIM Balanced Fund     59

Schedule of Investments  (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Multi-National 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.750%	01/06/23	70	$72,719
Sr. Unsec’d. Notes	3.250	02/11/22	65	67,041

				139,760

Oil & Gas 1.3%
Antero Resources Corp.,
Gtd. Notes	5.125	12/01/22	250	206,810
Gtd. Notes	5.625	06/01/23	500	367,471
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A	10.000	04/01/22	225	223,588
BP Capital Markets America, Inc.,
Gtd. Notes	3.790	02/06/24	518	567,852
BP Capital Markets PLC (United Kingdom),
Gtd. Notes	4.375(ff)	–(rr)	750	781,653
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	5.400	06/15/47	318	268,652
CNOOC Finance 2013 Ltd. (China),
Gtd. Notes	2.875	09/30/29	450	479,553
Concho Resources, Inc.,
Gtd. Notes	3.750	10/01/27	2,000	2,159,618
Gtd. Notes	4.875	10/01/47	35	38,654
ConocoPhillips Co.,
Sr. Unsec’d. Notes	6.950	04/15/29	150	208,067
Continental Resources, Inc.,
Gtd. Notes	4.500	04/15/23	754	718,403
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.600	07/15/41	35	35,352
EOG Resources, Inc.,
Sr. Unsec’d. Notes	3.900	04/01/35	120	134,493
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes	4.650	03/15/25	240	262,958
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes	4.400	04/15/29	650	681,212
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	7.125	02/01/27	200	179,510
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	6.450	09/15/36	200	169,993
Ovintiv, Inc.,
Gtd. Notes	6.500	08/15/34	340	315,793
Gtd. Notes	6.500	02/01/38	50	45,324

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Petrobras Global Finance BV (Brazil),
Gtd. Notes	6.625%	01/16/34	GBP	230	$324,919
Gtd. Notes	6.900	03/19/49		430	478,161
Gtd. Notes	7.375	01/17/27		60	71,085
Gtd. Notes	8.750	05/23/26		60	74,950
Petroleos Mexicanos (Mexico),
Gtd. Notes	5.500	01/21/21		50	50,466
Gtd. Notes	6.350	02/12/48		136	101,864
Gtd. Notes	6.500	03/13/27		1,650	1,538,595
Gtd. Notes, 144A	6.490	01/23/27		73	68,287
Gtd. Notes, 144A	7.690	01/23/50		303	251,043
Gtd. Notes, EMTN	4.875	02/21/28	EUR	240	246,259
Gtd. Notes, MTN	6.750	09/21/47		231	177,673
Gtd. Notes, MTN	6.875	08/04/26		10	9,617
Range Resources Corp.,
Gtd. Notes, 144A	9.250	02/01/26		625	641,986
Sinopec Group Overseas Development 2018 Ltd. (China),
Gtd. Notes, 144A	3.680	08/08/49		345	395,392

					12,275,253

Oil & Gas Services 0.0%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A	3.900	05/17/28		336	360,825
Sr. Unsec’d. Notes, 144A	4.000	12/21/25		23	25,707

					386,532

Packaging & Containers 0.0%
WestRock RKT LLC,
Gtd. Notes	4.900	03/01/22		95	100,742

Pharmaceuticals 1.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.600	05/14/25		315	349,048
Sr. Unsec’d. Notes	4.500	05/14/35		235	285,323
Sr. Unsec’d. Notes	4.700	05/14/45		250	305,970
Sr. Unsec’d. Notes, 144A	4.250	11/21/49		1,285	1,518,382
Sr. Unsec’d. Notes, 144A	4.550	03/15/35		430	524,638
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	7.000	01/15/28		500	530,223

See Notes to Financial Statements.

PGIM Balanced Fund     61

Schedule of Investments  (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A	3.500%	06/25/21	200	$203,956
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes	3.734	12/15/24	65	71,807
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	4.125	06/15/39	70	88,479
Sr. Unsec’d. Notes(a)	4.250	10/26/49	395	519,304
Sr. Unsec’d. Notes	5.000	08/15/45	225	314,466
Cigna Corp.,
Gtd. Notes	4.500	02/25/26	967	1,127,502
CVS Health Corp.,
Sr. Unsec’d. Notes(a)	4.300	03/25/28	1,635	1,916,338
Sr. Unsec’d. Notes	4.780	03/25/38	90	109,186
Sr. Unsec’d. Notes	5.125	07/20/45	487	614,494
Sr. Unsec’d. Notes	5.300	12/05/43	45	57,275
Mylan NV,
Gtd. Notes	5.250	06/15/46	755	940,967
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.400	09/23/21	228	232,076
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes	3.025	07/09/40	250	260,117
Upjohn, Inc.,
Gtd. Notes, 144A	3.850	06/22/40	140	151,228
Gtd. Notes, 144A	4.000	06/22/50	260	276,216

				10,396,995

Pipelines 0.8%
Energy Transfer Operating LP,
Gtd. Notes	4.950	06/15/28	210	222,316
Gtd. Notes	5.000	05/15/50	170	156,742
Gtd. Notes	5.300	04/15/47	500	465,436
Enterprise Products Operating LLC,
Gtd. Notes	3.200	02/15/52	275	249,489
Gtd. Notes	4.200	01/31/50	345	365,506
Gtd. Notes	4.850	03/15/44	185	208,851
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A	2.550	07/01/30	350	366,505
Kinder Morgan, Inc.,
Gtd. Notes	3.250	08/01/50	220	198,583
MPLX LP,
Sr. Unsec’d. Notes	2.650	08/15/30	630	614,600
Sr. Unsec’d. Notes	4.500	04/15/38	175	178,290

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
MPLX LP, (cont’d.)
Sr. Unsec’d. Notes	4.875%	06/01/25	375	$424,355
Sr. Unsec’d. Notes	5.200	03/01/47	20	21,533
Sr. Unsec’d. Notes	5.500	02/15/49	90	100,844
ONEOK Partners LP,
Gtd. Notes	6.200	09/15/43	205	217,080
ONEOK, Inc.,
Gtd. Notes	4.500	03/15/50	1,000	885,709
Gtd. Notes	4.950	07/13/47	50	47,486
Phillips 66 Partners LP,
Sr. Unsec’d. Notes	3.550	10/01/26	360	380,429
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	4.300	01/31/43	740	628,440
Spectra Energy Partners LP,
Gtd. Notes	3.375	10/15/26	165	181,023
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp.,
Gtd. Notes, 144A	7.500	10/01/25	125	126,139
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.000	07/01/22	445	447,744
Sr. Unsec’d. Notes	5.300	03/01/48	20	16,224
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.850	03/01/48	20	22,403
Sr. Unsec’d. Notes	4.900	01/15/45	220	236,998
Sr. Unsec’d. Notes	5.400	03/04/44	175	197,417

				6,960,142

Real Estate Investment Trusts (REITs) 0.5%
Brandywine Operating Partnership LP,
Gtd. Notes	4.550	10/01/29	450	477,409
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	4.050	07/01/30	345	369,353
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	5.375	04/15/26	175	193,999
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes	2.875	01/15/31	315	333,962
Ventas Realty LP,
Gtd. Notes	2.650	01/15/25	1,750	1,828,137

See Notes to Financial Statements.

PGIM Balanced Fund     63

Schedule of Investments  (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
VEREIT Operating Partnership LP,
Gtd. Notes	3.400%	01/15/28		800	$834,307
Welltower, Inc.,
Sr. Unsec’d. Notes	4.250	04/01/26		160	183,432

					4,220,599

Retail 0.6%
AutoZone, Inc.,
Sr. Unsec’d. Notes	1.650	01/15/31		185	181,413
Dollar Tree, Inc.,
Sr. Unsec’d. Notes(a)	4.200	05/15/28		2,350	2,762,454
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	6.250	10/30/25	EUR	1,200	1,403,640
L Brands, Inc.,
Gtd. Notes	6.625	04/01/21		225	231,218
Macy’s Retail Holdings LLC,
Gtd. Notes	3.875	01/15/22		26	24,612
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25		170	172,132
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27		500	513,935

					5,289,404

Semiconductors 0.4%
Broadcom, Inc.,
Gtd. Notes	3.459	09/15/26		166	181,791
Gtd. Notes	4.700	04/15/25		1,750	1,987,352
Gtd. Notes	4.750	04/15/29		975	1,132,844

					3,301,987

Software 0.0%
Microsoft Corp.,
Sr. Unsec’d. Notes	2.525	06/01/50		48	50,071
Sr. Unsec’d. Notes	2.675	06/01/60		295	309,783

					359,854

Telecommunications 0.9%
AT&T, Inc.,
Sr. Unsec’d. Notes	3.800	02/15/27		240	270,539

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
AT&T, Inc., (cont’d.)
Sr. Unsec’d. Notes	4.300%	02/15/30	80	$94,717
Sr. Unsec’d. Notes, 144A	3.500	09/15/53	2,073	2,003,354
Sr. Unsec’d. Notes, 144A	3.550	09/15/55	115	110,410
Sr. Unsec’d. Notes, 144A(a)	3.650	09/15/59	665	648,072
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes	9.625	12/15/30	50	80,062
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes	5.500	08/01/23(d)	400	250,797
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400	03/01/27	1,250	1,348,615
Sprint Capital Corp.,
Gtd. Notes	8.750	03/15/32	300	439,225
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A	3.360	03/20/23	69	69,593
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A	2.550	02/15/31	1,500	1,550,251
Sr. Sec’d. Notes, 144A	4.500	04/15/50	300	358,019
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.500	08/10/33	185	233,764
Sr. Unsec’d. Notes	4.862	08/21/46	711	967,482

				8,424,900

Transportation 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	6.700	08/01/28	135	184,611
CSX Corp.,
Sr. Unsec’d. Notes	6.150	05/01/37	170	241,849
Norfolk Southern Corp.,
Sr. Unsec’d. Notes	2.903	02/15/23	97	101,523
Sr. Unsec’d. Notes	5.590	05/17/25	20	23,890
XPO Logistics, Inc.,
Gtd. Notes, 144A	6.750	08/15/24	300	317,547

				869,420

TOTAL CORPORATE BONDS (cost $143,688,123)				151,099,872

See Notes to Financial Statements.

PGIM Balanced Fund     65

Schedule of Investments  (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS 0.4%

Alabama 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B	4.263%	09/15/32	35	$41,512

California 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2	6.263	04/01/49	220	375,201
Taxable, Revenue Bonds	2.574	04/01/31	415	450,815
State of California,
General Obligation Unlimited, BABs	7.300	10/01/39	210	344,824
General Obligation Unlimited, Taxable, BABs	7.500	04/01/34	15	24,862

				1,195,702

Illinois 0.1%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B	6.395	01/01/40	160	238,625
State of Illinois,
General Obligation Unlimited, Series A	5.000	10/01/22	35	36,733
General Obligation Unlimited, Series D	5.000	11/01/22	710	740,452
General Obligation Unlimited, Taxable, Pension	5.100	06/01/33	100	100,397

				1,116,207

Michigan 0.1%
University of Michigan,
Revenue Bonds, Series B	2.437	04/01/40	550	567,633

New Jersey 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	165	278,035

New York 0.0%
New York City Transitional Finance Authority Future
Tax Secured Revenue,
Taxable, Revenue Bonds, BABs	5.767	08/01/36	190	253,944

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Ohio 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C	4.910%	06/01/40	65	$90,557
Ohio Water Development Authority Water Pollution Control Loan Fund,
Taxable, Revenue Bonds, BABs, Series B2	4.879	12/01/34	45	54,828

				145,385

Oregon 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A	5.834	11/15/34	70	101,706

Pennsylvania 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B	5.511	12/01/45	80	121,839

Virginia 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C	4.179	09/01/2117	80	110,222

TOTAL MUNICIPAL BONDS (cost $3,203,469)				3,932,185

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.7%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1	5.250	09/25/35	3	3,131
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1	3.690(cc)	02/25/35	14	13,985
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.748(c)	04/25/28	79	78,744
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.998(c)	10/25/28	93	92,110
Series 2019-03A, Class M1A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.248(c)	07/25/29	101	100,726
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	1.748(c)	07/25/29	300	293,357
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.575(c)	10/25/29	99	99,007
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.175(c)	10/25/29	300	290,397
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.798(c)	06/25/30	290	290,596

See Notes to Financial Statements.

PGIM Balanced Fund     67

Schedule of Investments  (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Bellemeade Re Ltd. (Bermuda), (cont’d.)
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 3.400% (Cap N/A, Floor 0.000%)	3.548%(c)	06/25/30	150	$152,045
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A5	3.503(cc)	02/25/37	34	33,870
CIM Trust,
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)	2.155(c)	01/25/57	360	361,529
Series 2017-06, Class A1, 144A	3.015(cc)	06/25/57	493	497,536
Series 2017-08, Class A1, 144A	3.000(cc)	12/25/65	344	344,781
Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)	2.298(c)	09/25/31	228	227,611
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)	2.248(c)	10/25/39	250	248,759
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A	3.850(cc)	09/25/57	370	405,912
Series 2020-WL01, Class A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	1.548(c)	12/25/59^	1,101	1,090,430
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.875(c)	11/25/28	69	68,684
Fannie Mae Connecticut Avenue Securities,
Series 2018-C03, Class 1M21 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.298(c)	10/25/30	75	73,133
Fannie Mae REMICS,
Series 2014-11, Class VB	4.500	04/25/42	500	583,599
Series 2018-78, Class A	3.500	07/25/43	354	362,181
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2017-DNA03, Class M11 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)	0.898(c)	03/25/30	142	142,300
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.998(c)	02/25/50	360	350,473
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)	3.148(c)	06/25/50	235	235,588
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)	6.148(c)	08/25/50	450	464,904
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)	3.898(c)	08/25/50	230	232,774
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)	3.748(c)	07/25/50	625	628,130
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)	0.898(c)	09/25/48	1	589

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Finsbury Square PLC (United Kingdom),
Series 2020-02A, Class A, 144A, 3 Month Sterling
Overnight Index Average + 1.300% (Cap N/A, Floor 0.000%)	1.366%(c)	06/16/70	GBP	200	$259,949
GCAT LLC,
Series 2019-04, Class A1, 144A	3.228	11/26/49		1,124	1,126,361
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1	2.962(cc)	07/25/35		14	13,950
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A	3.000	06/25/59		92	91,853
Series 2019-PR01, Class A1, 144A	3.858	09/25/59		183	183,000
Series 2020-GS01, Class A1, 144A	2.882	10/25/59		383	383,705
Series 2020-SL01, Class A, 144A	2.734	09/01/2100		470	469,997
LSTAR Securities Investment Trust,
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	1.655(c)	04/01/24		89	88,008
Mortgage Repurchase Agreement Financing Trust,
Series 2020-03, Class A1, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.406(c)	01/23/23		185	185,007
Series 2020-04, Class A1, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.506(c)	04/23/23		175	175,028
Series 2020-04, Class A2, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.506(c)	04/23/23		345	345,055
New Residential Mortgage Loan Trust,
Series 2018-01A, Class A1A, 144A	4.000(cc)	12/25/57		221	238,662
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.898(c)	01/25/48		154	153,209
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.548(c)	07/25/29		12	11,589
Oaktown Re IV Ltd. (Bermuda),
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)	3.348(c)	07/25/30		200	201,464
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 4.750% (Cap N/A, Floor 4.750%)	4.898(c)	07/25/30		300	299,751
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)	0.798(c)	06/25/57		133	133,083
Radnor Re Ltd. (Bermuda),
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	1.598(c)	02/25/30		200	193,703
Series 2020-02, Class M1A, 144A	— (p)	10/25/30		375	375,000
Series 2020-02, Class M1B, 144A	— (p)	10/25/30		235	235,000
Series 2020-02, Class M1C, 144A	— (p)	10/25/30		185	185,000

See Notes to Financial Statements.

PGIM Balanced Fund     69

Schedule of Investments  (continued)

as of September 30, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Residential Mortgage Securities PLC (United Kingdom),
Series 32A, Class A, 144A, 3 Month Sterling Overnight Index Average + 1.250% (Cap N/A, Floor 0.000%)	1.314	%(c)	06/20/70	GBP	600	$777,544
Seasoned Credit Risk Transfer Trust, Series 2019-02, Class MA	3.500		08/25/58		546	594,330
Station Place Securitization Trust, Series 2020-10, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	1.651	(c)	05/20/21^		1,260	1,260,000
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-01, Class 4A3	3.170	(cc)	02/25/34		24	23,632

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $15,652,340)						15,770,761

SOVEREIGN BONDS 1.6%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125		10/11/27		485	539,145
Bermuda Government International Bond (Bermuda), Sr. Unsec’d. Notes, 144A	2.375		08/20/30		200	202,864
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	4.375		07/12/21		200	205,496
Sr. Unsec’d. Notes	5.000		06/15/45		200	234,152
Sr. Unsec’d. Notes	7.375		09/18/37		100	140,556
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN	4.750		04/11/25	EUR	290	331,515
Sr. Unsec’d. Notes, 144A, MTN	4.750		04/16/26	EUR	450	502,292
Sr. Unsec’d. Notes, 144A, MTN	6.375		04/11/31	EUR	290	315,433
Export-Import Bank of India (India), Sr. Unsec’d. Notes, 144A	3.875		02/01/28		200	209,973
Ghana Government International Bond (Ghana), Sr. Unsec’d. Notes, 144A	6.375		02/11/27		250	225,657
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375		03/29/21		114	117,289
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.375		07/30/25	EUR	350	455,497
Sr. Unsec’d. Notes	4.450		02/11/24		200	221,518
Sr. Unsec’d. Notes, EMTN	2.150		07/18/24	EUR	315	386,865
Sr. Unsec’d. Notes, EMTN	4.750		01/08/26		200	232,227
Iraq International Bond (Iraq), Sr. Unsec’d. Notes, 144A	5.800		01/15/28		347	307,719

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN	2.125%	10/25/23		200	$209,337
Sr. Unsec’d. Notes, 144A, MTN	2.625	04/20/22		400	413,295
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	6.700	01/26/36		200	290,403
Province of Manitoba (Canada),
Sr. Unsec’d. Notes	2.125	06/22/26		100	107,727
Sr. Unsec’d. Notes, Series GX	2.600	04/16/24		70	75,115
Province of Quebec (Canada), Unsec’d. Notes, MTN	7.140	02/27/26		135	178,867
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A	3.875	04/23/23		200	214,728
Sr. Unsec’d. Notes, 144A	5.103	04/23/48		200	278,669
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes	2.375	10/17/24		1,900	1,976,997
Sr. Unsec’d. Notes	2.875	10/17/29		2,000	2,069,794
Republic of Poland Government International Bond (Poland), Sr. Unsec’d. Notes	3.000	03/17/23		160	169,650
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN	3.875	10/29/35	EUR	420	559,522
Sr. Unsec’d. Notes, EMTN	4.125	03/11/39	EUR	270	359,553
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN	2.375	10/26/21		205	208,269
Sr. Unsec’d. Notes, 144A, MTN	2.875	03/04/23		285	297,644
Sr. Unsec’d. Notes, 144A, MTN	4.000	04/17/25		200	222,142
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec’d. Notes, 144A	5.750	01/18/22		200	164,999
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes, 144A	2.500	06/08/22		200	206,576
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	8.994	02/01/24		300	313,811
Sr. Unsec’d. Notes, 144A	4.375	01/27/30	EUR	400	384,090
Sr. Unsec’d. Notes, 144A	7.750	09/01/22		640	655,988
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes	4.975	04/20/55		210	279,768
Sr. Unsec’d. Notes	5.100	06/18/50		65	87,322

TOTAL SOVEREIGN BONDS (cost $13,933,559)					14,352,464

See Notes to Financial Statements.

PGIM Balanced Fund     71

Schedule of Investments  (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS 1.0%
Federal Home Loan Bank(k)	5.500%	07/15/36	135		$210,606
Federal Home Loan Mortgage Corp.	4.500	10/01/39	137		153,651
Federal Home Loan Mortgage Corp.	5.000	04/01/34	11		13,195
Federal Home Loan Mortgage Corp.	5.000	05/01/34	22		24,818
Federal Home Loan Mortgage Corp.	5.000	10/01/35	33		38,410
Federal Home Loan Mortgage Corp.	5.000	11/01/41	288		331,431
Federal Home Loan Mortgage Corp.	5.500	12/01/33	23		26,768
Federal Home Loan Mortgage Corp.	5.500	05/01/34	8		8,888
Federal Home Loan Mortgage Corp.	5.500	07/01/34	50		58,395
Federal Home Loan Mortgage Corp.	5.500	05/01/37	9		9,973
Federal Home Loan Mortgage Corp.	5.500	10/01/37	17		19,652
Federal Home Loan Mortgage Corp.	6.000	01/01/34	26		29,460
Federal Home Loan Mortgage Corp.	6.750	09/15/29	25		37,786
Federal Home Loan Mortgage Corp.	7.000	10/01/31	1		751
Federal Home Loan Mortgage Corp.	7.000	05/01/32	12		12,995
Federal National Mortgage Assoc.	4.500	09/01/39	114		127,682
Federal National Mortgage Assoc.	4.500	08/01/40	97		108,925
Federal National Mortgage Assoc.	4.500	02/01/44	145		162,749
Federal National Mortgage Assoc.	4.500	08/01/44	269		298,640
Federal National Mortgage Assoc.	4.500	01/01/45	238		266,499
Federal National Mortgage Assoc.	5.000	07/01/35	20		22,853
Federal National Mortgage Assoc.	5.000	02/01/36	49		56,080
Federal National Mortgage Assoc.	5.500	06/01/33	10		11,362
Federal National Mortgage Assoc.	5.500	08/01/33	16		18,865
Federal National Mortgage Assoc.	5.500	09/01/33	26		30,760
Federal National Mortgage Assoc.	5.500	09/01/33	47		55,871
Federal National Mortgage Assoc.	5.500	01/01/34	21		23,548
Federal National Mortgage Assoc.	5.500	01/01/34	21		24,367
Federal National Mortgage Assoc.	5.500	07/01/34	35		41,132
Federal National Mortgage Assoc.	6.000	09/01/21	—(r	)	33
Federal National Mortgage Assoc.	6.000	11/01/33	17		19,119
Federal National Mortgage Assoc.	6.000	01/01/34	7		8,571
Federal National Mortgage Assoc.	6.000	01/01/34	99		117,313
Federal National Mortgage Assoc.	6.000	02/01/34	10		12,042
Federal National Mortgage Assoc.	6.000	10/01/34	3		3,674
Federal National Mortgage Assoc.	6.000	10/01/34	5		5,598
Federal National Mortgage Assoc.	6.000	11/01/34	10		11,916
Federal National Mortgage Assoc.	6.000	11/01/34	17		18,827
Federal National Mortgage Assoc.	6.000	11/01/34	60		70,008
Federal National Mortgage Assoc.	6.000	01/01/35	12		12,939
Federal National Mortgage Assoc.	6.000	01/01/35	59		65,878
Federal National Mortgage Assoc.	6.000	02/01/35	51		60,369
Federal National Mortgage Assoc.	6.000	08/01/36	16		18,370
Federal National Mortgage Assoc.	6.000	08/01/38	5		6,356
Federal National Mortgage Assoc.	6.250	05/15/29	45		65,098

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	6.500%	05/01/24	9		$9,884
Federal National Mortgage Assoc.	6.500	07/01/29	9		10,479
Federal National Mortgage Assoc.	6.500	07/01/32	13		15,298
Federal National Mortgage Assoc.	6.500	04/01/33	10		11,770
Federal National Mortgage Assoc.	6.500	01/01/34	11		12,041
Federal National Mortgage Assoc.	6.500	01/01/34	15		18,022
Federal National Mortgage Assoc.	6.500	10/01/36	18		21,022
Federal National Mortgage Assoc.	6.500	09/01/37	50		57,516
Federal National Mortgage Assoc.	6.500	10/01/37	47		53,924
Federal National Mortgage Assoc.(k)	6.625	11/15/30	145		222,690
Federal National Mortgage Assoc.	7.000	06/01/32	12		14,634
Federal National Mortgage Assoc.(k)	7.125	01/15/30	452		700,163
Federal National Mortgage Assoc.	7.500	09/01/30	1		928
Federal National Mortgage Assoc.	8.000	12/01/23	—(r	)	504
Federal National Mortgage Assoc.	8.500	02/01/28	2		1,888
Government National Mortgage Assoc.	3.000	09/20/43	194		204,359
Government National Mortgage Assoc.	3.000	01/20/44	55		57,748
Government National Mortgage Assoc.	3.000	03/15/45	158		164,681
Government National Mortgage Assoc.	3.000	05/20/45	241		255,519
Government National Mortgage Assoc.	3.000	08/20/45	405		425,871
Government National Mortgage Assoc.	3.000	06/20/46	508		533,624
Government National Mortgage Assoc.(k)	3.000	12/20/46	813		859,978
Government National Mortgage Assoc.	3.000	01/20/47	743		781,962
Government National Mortgage Assoc.	3.000	03/20/47	260		273,630
Government National Mortgage Assoc.	3.000	12/20/48	1,226		1,285,849
Government National Mortgage Assoc.	5.000	10/20/37	11		12,717
Government National Mortgage Assoc.	5.000	04/20/45	85		97,659
Government National Mortgage Assoc.	5.500	07/15/33	24		26,454
Government National Mortgage Assoc.	5.500	12/15/33	7		7,199
Government National Mortgage Assoc.	5.500	09/15/34	98		108,674
Government National Mortgage Assoc.	5.500	01/15/36	46		52,593
Government National Mortgage Assoc.	5.500	02/15/36	72		80,026
Government National Mortgage Assoc.	6.500	09/15/23	2		2,394
Government National Mortgage Assoc.	6.500	10/15/23	2		1,823
Government National Mortgage Assoc.	6.500	12/15/23	1		757
Government National Mortgage Assoc.	6.500	12/15/23	2		2,711
Government National Mortgage Assoc.	6.500	12/15/23	3		3,661
Government National Mortgage Assoc.	6.500	04/15/24	20		22,504
Government National Mortgage Assoc.	6.500	07/15/32	2		2,526
Government National Mortgage Assoc.	6.500	08/15/32	—(r	)	316
Government National Mortgage Assoc.	6.500	08/15/32	1		750
Government National Mortgage Assoc.	6.500	08/15/32	2		1,771
Government National Mortgage Assoc.	6.500	08/15/32	10		11,456
Government National Mortgage Assoc.	7.000	06/15/24	6		6,423
Government National Mortgage Assoc.	7.000	05/15/31	5		5,992

See Notes to Financial Statements.

PGIM Balanced Fund     73

Schedule of Investments  (continued)

as of September 30, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.500%		04/15/29	1		$590
Government National Mortgage Assoc.	8.000		08/15/22	—(r	)	492
Government National Mortgage Assoc.	8.000		12/15/22	1		915
Government National Mortgage Assoc.	8.000		12/15/22	2		1,914
Government National Mortgage Assoc.	8.000		06/15/25	15		16,738
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125		05/01/30	90		138,558

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $8,697,304)						9,323,820

U.S. TREASURY OBLIGATIONS 1.9%
U.S. Treasury Bonds	2.875		05/15/43	1,085		1,416,603
U.S. Treasury Bonds	3.125		02/15/43	105		142,259
U.S. Treasury Bonds	3.375		05/15/44	660		931,425
U.S. Treasury Bonds(h)(k)	3.625		08/15/43	2,455		3,579,313
U.S. Treasury Bonds	3.750		11/15/43	1,975		2,933,801
U.S. Treasury Notes	0.250		09/30/25	55		54,927
U.S. Treasury Notes	0.375		09/30/27	1,790		1,777,973
U.S. Treasury Notes	0.625		08/15/30	125		124,277
U.S. Treasury Strips Coupon	1.468	(s)	11/15/41	210		155,909
U.S. Treasury Strips Coupon	2.052	(s)	11/15/43	6,350		4,503,787
U.S. Treasury Strips Coupon(k)	2.502	(s)	11/15/30	194		178,040
U.S. Treasury Strips Coupon(k)	2.752	(s)	08/15/30	321		295,458
U.S. Treasury Strips Coupon(k)	2.843	(s)	11/15/35	575		482,933
U.S. Treasury Strips Principal, PO	1.927	(s)	05/15/43	550		401,242

TOTAL U.S. TREASURY OBLIGATIONS (cost $15,939,052)						16,977,947

TOTAL LONG-TERM INVESTMENTS (cost $787,208,138)						903,341,814

				Shares

SHORT-TERM INVESTMENTS 4.4%

AFFILIATED MUTUAL FUNDS 4.3%
PGIM Core Ultra Short Bond Fund(w)				6,417,829		6,417,829
PGIM Institutional Money Market Fund (cost $33,104,542; includes $33,096,124 of cash collateral for securities on loan)(b)(w)				33,134,333		33,127,706

TOTAL AFFILIATED MUTUAL FUNDS (cost $39,522,371)						39,545,535

See Notes to Financial Statements.

Description	Value

OPTIONS PURCHASED*~ 0.1%
(cost $3,296)	200,342

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) 0.0%
U.S. Treasury Bills (cost $199,957)	0.100%	12/17/20	200	199,959

TOTAL SHORT-TERM INVESTMENTS (cost $39,725,624)				39,945,836

TOTAL INVESTMENTS 103.1%
(cost $826,933,762)				943,287,650
Liabilities in excess of other assets(z) (3.1)%				(28,093,002)

NET ASSETS 100.0%				$915,194,648

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

See Notes to Financial Statements.

PGIM Balanced Fund     75

Schedule of Investments  (continued)

as of September 30, 2020

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

Aces—Alternative Credit Enhancements Securities

ADR—American Depositary Receipt

BABs—Build America Bonds

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CLO—Collateralized Loan Obligation

CMBS—Collateralized Mortgage-Backed Security

CMS—Constant Maturity Swap

COOIS—Colombia Overnight Interbank Reference Rate

EAFE—Europe, Australasia, Far East

EMTN—Euro Medium Term Note

ETF—Exchange-Traded Fund

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

IO—Interest Only (Principal amount represents notional)

JIBAR—Johannesburg Interbank Agreed Rate

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MSCI—Morgan Stanley Capital International

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

PO—Principal Only

PRFC—Preference Shares

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMICS—Real Estate Mortgage Investment Conduit Security

S—Semiannual payment frequency for swaps

S&P—Standard & Poor’s

SDR—Sweden Depositary Receipt

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

USOIS—United States Overnight Index Swap

*	Non-income producing security.
~	See tables subsequent to the Schedule of Investments for options detail.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $2,350,465 and 0.3% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $32,539,992; cash collateral of $33,096,124 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Series may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

See Notes to Financial Statements.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2020.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of September 30, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(p)	Interest rate not available as of September 30, 2020.
(r)	Less than $500 par.
(rr)	Perpetual security with no stated maturity date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	577	$13,773
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	561	13,391
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	1,402	31,763
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	2,784	63,181
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	2,820	66,224
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	561	12,010

Total Options Purchased (cost $3,296)							$200,342

Futures contracts outstanding at September 30, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
78	5 Year U.S. Treasury Notes	Dec. 2020	$9,830,438	$14,046
141	20 Year U.S. Treasury Bonds	Dec. 2020	24,855,656	(93,999)
124	30 Year U.S. Ultra Treasury Bonds	Dec. 2020	27,504,750	(188,706)
11	S&P 500 E-Mini Index	Dec. 2020	1,843,600	11,954

				(256,705)

Short Positions:
568	2 Year U.S. Treasury Notes	Dec. 2020	125,505,813	(49,750)
22	5 Year Euro-Bobl	Dec. 2020	3,486,561	(7,171)

See Notes to Financial Statements.

PGIM Balanced Fund     77

Schedule of Investments  (continued)

as of September 30, 2020

Futures contracts outstanding at September 30, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
21	10 Year Euro-Bund	Dec. 2020	$4,296,935	$(42,682)
528	10 Year U.S. Treasury Notes	Dec. 2020	73,672,500	(134,432)
50	10 Year U.S. Ultra Treasury Notes	Dec. 2020	7,996,094	10,475
17	Euro Schatz Index	Dec. 2020	2,238,125	(864)

				(224,424)

				$(481,129)

Forward foreign currency exchange contracts outstanding at September 30, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 10/20/20	Citibank, N.A.	AUD	176	$128,000	$125,759	$—	$(2,241)
Expiring 10/20/20	Citibank, N.A.	AUD	172	123,000	122,933	—	(67)
Expiring 10/20/20	JPMorgan Chase Bank, N.A.	AUD	180	130,596	128,822	—	(1,774)
Expiring 10/20/20	JPMorgan Chase Bank, N.A.	AUD	137	99,000	97,972	—	(1,028)
Brazilian Real,
Expiring 10/02/20	Citibank, N.A.	BRL	782	142,000	139,199	—	(2,801)
Expiring 10/02/20	Citibank, N.A.	BRL	730	133,000	130,030	—	(2,970)
Expiring 10/02/20	Citibank, N.A.	BRL	583	108,034	103,757	—	(4,277)
Expiring 10/02/20	Citibank, N.A.	BRL	572	108,279	101,921	—	(6,358)
Expiring 10/02/20	Citibank, N.A.	BRL	468	87,000	83,308	—	(3,692)
Expiring 10/02/20	Citibank, N.A.	BRL	292	52,000	51,909	—	(91)
Expiring 10/02/20	JPMorgan Chase Bank, N.A.	BRL	693	125,200	123,427	—	(1,773)
Expiring 10/02/20	JPMorgan Chase Bank, N.A.	BRL	262	48,000	46,725	—	(1,275)
Expiring 10/02/20	Morgan Stanley & Co. International PLC	BRL	587	107,565	104,459	—	(3,106)
Expiring 10/02/20	Morgan Stanley & Co. International PLC	BRL	403	75,000	71,768	—	(3,232)
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	2,527	457,955	449,586	—	(8,369)
British Pound,
Expiring 10/19/20	BNP Paribas S.A.	GBP	236	306,786	304,956	—	(1,830)
Expiring 10/19/20	BNP Paribas S.A.	GBP	74	94,000	95,389	1,389	—
Expiring 10/19/20	Citibank, N.A.	GBP	73	92,000	93,825	1,825	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at September 30, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	GBP	100	$126,000	$128,780	$2,780	$—
Canadian Dollar,
Expiring 10/20/20	Citibank, N.A.	CAD	404	303,428	303,531	103	—
Expiring 10/20/20	Citibank, N.A.	CAD	253	187,000	190,149	3,149	—
Expiring 10/20/20	Citibank, N.A.	CAD	210	158,000	157,800	—	(200)
Expiring 10/20/20	Citibank, N.A.	CAD	184	136,000	138,215	2,215	—
Expiring 10/20/20	Citibank, N.A.	CAD	177	135,000	132,843	—	(2,157)
Expiring 10/20/20	JPMorgan Chase Bank, N.A.	CAD	399	304,256	299,474	—	(4,782)
Expiring 10/20/20	JPMorgan Chase Bank, N.A.	CAD	324	242,000	243,451	1,451	—
Expiring 10/20/20	The Toronto-Dominion Bank	CAD	179	133,000	134,115	1,115	—
Chilean Peso,
Expiring 12/16/20	Citibank, N.A.	CLP	66,366	86,000	84,603	—	(1,397)
Expiring 12/16/20	Citibank, N.A.	CLP	61,580	81,000	78,502	—	(2,498)
Chinese Renminbi,
Expiring 11/06/20	Citibank, N.A.	CNH	8,228	1,170,557	1,209,603	39,046	—
Expiring 11/06/20	Citibank, N.A.	CNH	1,818	261,705	267,245	5,540	—
Expiring 11/06/20	Citibank, N.A.	CNH	892	128,265	131,137	2,872	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	7,656	1,094,719	1,125,538	30,819	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	760	108,830	111,692	2,862	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	1,859	266,000	273,320	7,320	—
Czech Koruna,
Expiring 10/19/20	BNP Paribas S.A.	CZK	4,680	197,364	202,806	5,442	—
Expiring 10/19/20	Citibank, N.A.	CZK	2,186	98,000	94,713	—	(3,287)
Expiring 10/19/20	HSBC Bank USA, N.A.	CZK	2,190	98,000	94,893	—	(3,107)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	CZK	2,559	117,000	110,890	—	(6,110)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	CZK	2,436	110,000	105,563	—	(4,437)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	CZK	2,157	97,000	93,461	—	(3,539)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	CZK	1,924	85,000	83,350	—	(1,650)
Expiring 10/19/20	Morgan Stanley & Co. International PLC	CZK	2,702	122,000	117,078	—	(4,922)
Expiring 10/19/20	Morgan Stanley & Co. International PLC	CZK	2,232	99,000	96,703	—	(2,297)

See Notes to Financial Statements.

PGIM Balanced Fund     79

Schedule of Investments  (continued)

as of September 30, 2020

Forward foreign currency exchange contracts outstanding at September 30, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro,
Expiring 10/19/20	Citibank, N.A.	EUR	219	$249,000	$256,325	$7,325	$—
Expiring 10/19/20	Citibank, N.A.	EUR	84	100,000	99,027	—	(973)
Expiring 10/19/20	Citibank, N.A.	EUR	61	71,059	71,117	58	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	EUR	180	215,130	211,526	—	(3,604)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	EUR	180	216,068	211,115	—	(4,953)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	EUR	106	125,000	124,194	—	(806)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	EUR	94	106,822	109,896	3,074	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	EUR	92	108,525	107,344	—	(1,181)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	EUR	92	108,448	107,630	—	(818)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	EUR	91	108,830	107,157	—	(1,673)
Expiring 10/19/20	Morgan Stanley & Co. International PLC	EUR	92	108,422	107,430	—	(992)
Expiring 10/19/20	Morgan Stanley & Co. International PLC	EUR	92	108,681	107,585	—	(1,096)
Expiring 10/19/20	Morgan Stanley & Co. International PLC	EUR	92	107,998	108,467	469	—
Hungarian Forint,
Expiring 10/19/20	HSBC Bank USA, N.A.	HUF	42,821	145,000	138,086	—	(6,914)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	HUF	64,168	215,130	206,922	—	(8,208)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	HUF	42,151	141,000	135,925	—	(5,075)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	HUF	28,820	98,000	92,935	—	(5,065)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	HUF	27,466	93,000	88,569	—	(4,431)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	HUF	24,256	83,000	78,218	—	(4,782)
Expiring 10/19/20	Morgan Stanley & Co. International PLC	HUF	43,377	149,000	139,877	—	(9,123)
Expiring 10/19/20	Morgan Stanley & Co. International PLC	HUF	27,392	92,000	88,330	—	(3,670)
Indian Rupee,
Expiring 12/16/20	BNP Paribas S.A.	INR	12,230	165,000	164,902	—	(98)
Expiring 12/16/20	Citibank, N.A.	INR	40,580	549,189	547,172	—	(2,017)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at September 30, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 12/16/20	Citibank, N.A.	INR	12,816	$173,000	$172,806	$—	$(194)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	18,554	250,000	250,181	181	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	8,031	108,371	108,292	—	(79)
Indonesian Rupiah,
Expiring 12/16/20	Citibank, N.A.	IDR	1,875,875	125,000	125,088	88	—
Expiring 12/16/20	Citibank, N.A.	IDR	1,609,174	108,508	107,304	—	(1,204)
Expiring 12/16/20	Citibank, N.A.	IDR	1,551,992	104,000	103,491	—	(509)
Expiring 12/16/20	Citibank, N.A.	IDR	1,272,654	85,000	84,864	—	(136)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	1,850,983	123,000	123,429	429	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	1,774,956	118,000	118,359	359	—
Israeli Shekel,
Expiring 12/16/20	Citibank, N.A.	ILS	775	226,000	226,420	420	—
Expiring 12/16/20	Citibank, N.A.	ILS	409	118,000	119,673	1,673	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	1,001	294,914	292,662	—	(2,252)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	723	214,889	211,244	—	(3,645)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	434	126,000	126,948	948	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	434	125,000	126,893	1,893	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	409	120,000	119,509	—	(491)
Japanese Yen,
Expiring 10/19/20	BNP Paribas S.A.	JPY	13,495	128,000	127,982	—	(18)
Expiring 10/19/20	Citibank, N.A.	JPY	75,790	710,577	718,779	8,202	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	JPY	32,422	306,771	307,488	717	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	JPY	32,143	305,830	304,839	—	(991)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	JPY	11,325	107,565	107,406	—	(159)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	JPY	10,823	101,113	102,646	1,533	—
Expiring 10/19/20	Morgan Stanley & Co. International PLC	JPY	32,229	306,786	305,651	—	(1,135)
Mexican Peso,
Expiring 12/16/20	BNP Paribas S.A.	MXN	2,406	108,293	107,848	—	(445)
Expiring 12/16/20	Citibank, N.A.	MXN	8,151	369,697	365,413	—	(4,284)

See Notes to Financial Statements.

PGIM Balanced Fund     81

Schedule of Investments  (continued)

as of September 30, 2020

Forward foreign currency exchange contracts outstanding at September 30, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	2,466	$108,508	$110,524	$2,016	$—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	2,389	107,273	107,102	—	(171)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	2,375	108,053	106,448	—	(1,605)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	2,023	95,000	90,689	—	(4,311)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	1,743	81,000	78,114	—	(2,886)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	1,429	65,000	64,048	—	(952)
New Taiwanese Dollar,
Expiring 12/16/20	BNP Paribas S.A.	TWD	31,134	1,070,638	1,087,701	17,063	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	6,957	242,000	243,042	1,042	—
New Zealand Dollar,
Expiring 10/20/20	BNP Paribas S.A.	NZD	180	120,000	118,961	—	(1,039)
Expiring 10/20/20	BNP Paribas S.A.	NZD	178	117,000	118,050	1,050	—
Expiring 10/20/20	Citibank, N.A.	NZD	653	430,932	432,006	1,074	—
Expiring 10/20/20	Citibank, N.A.	NZD	174	114,000	114,942	942	—
Expiring 10/20/20	Citibank, N.A.	NZD	118	78,000	77,738	—	(262)
Expiring 10/20/20	Citibank, N.A.	NZD	111	74,000	73,472	—	(528)
Expiring 10/20/20	JPMorgan Chase Bank, N.A.	NZD	461	303,714	304,908	1,194	—
Expiring 10/20/20	Morgan Stanley & Co. International PLC	NZD	755	507,093	499,226	—	(7,867)
Expiring 10/20/20	Morgan Stanley & Co. International PLC	NZD	613	405,037	405,388	351	—
Expiring 10/20/20	The Toronto-Dominion Bank	NZD	166	112,000	109,976	—	(2,024)
Norwegian Krone,
Expiring 10/19/20	BNP Paribas S.A.	NOK	914	98,000	97,996	—	(4)
Expiring 10/19/20	Citibank, N.A.	NOK	1,592	170,000	170,715	715	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	NOK	883	97,000	94,666	—	(2,334)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	NOK	785	89,000	84,118	—	(4,882)
Peruvian Nuevo Sol,
Expiring 12/16/20	Citibank, N.A.	PEN	664	187,000	184,267	—	(2,733)
Expiring 12/16/20	Citibank, N.A.	PEN	612	172,000	169,719	—	(2,281)
Expiring 12/16/20	Citibank, N.A.	PEN	577	163,000	160,083	—	(2,917)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at September 30, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol (cont’d.),
Expiring 12/16/20	Citibank, N.A.	PEN	407	$114,000	$112,804	$—	$(1,196)
Expiring 12/16/20	Citibank, N.A.	PEN	383	108,508	106,162	—	(2,346)
Philippine Peso,
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	7,976	164,000	164,114	114	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	7,365	151,000	151,549	549	—
Polish Zloty,
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	PLN	1,021	256,993	264,074	7,081	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	PLN	683	180,000	176,705	—	(3,295)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	PLN	674	181,000	174,373	—	(6,627)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	PLN	334	89,000	86,330	—	(2,670)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	PLN	289	77,000	74,797	—	(2,203)
Expiring 10/19/20	Morgan Stanley & Co. International PLC	PLN	530	140,000	137,081	—	(2,919)
Expiring 10/19/20	Morgan Stanley & Co. International PLC	PLN	454	122,000	117,415	—	(4,585)
Expiring 10/19/20	Morgan Stanley & Co. International PLC	PLN	337	91,000	87,170	—	(3,830)
Russian Ruble,
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	27,622	360,044	352,754	—	(7,290)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	4,873	64,000	62,228	—	(1,772)
Singapore Dollar,
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	1,760	1,289,700	1,289,744	44	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	147	108,097	107,997	—	(100)
South African Rand,
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	977	58,000	57,806	—	(194)
South Korean Won,
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	897,555	754,933	769,860	14,927	—
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	194,555	167,000	166,876	—	(124)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	644,636	542,042	552,923	10,881	—

See Notes to Financial Statements.

PGIM Balanced Fund     83

Schedule of Investments  (continued)

as of September 30, 2020

Forward foreign currency exchange contracts outstanding at September 30, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	153,336	$130,175	$131,521	$1,346	$—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	132,495	114,000	113,645	—	(355)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	125,967	108,508	108,046	—	(462)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	101,714	86,783	87,243	460	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	KRW	127,119	108,448	109,034	586	—
Swedish Krona,
Expiring 10/19/20	Morgan Stanley & Co. International PLC	SEK	4,487	485,814	501,093	15,279	—
Swiss Franc,
Expiring 10/19/20	BNP Paribas S.A.	CHF	137	149,000	149,101	101	—
Expiring 10/19/20	Citibank, N.A.	CHF	121	134,000	131,695	—	(2,305)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	CHF	193	206,000	209,745	3,745	—
Thai Baht,
Expiring 12/16/20	Citibank, N.A.	THB	16,097	510,352	507,947	—	(2,405)
Expiring 12/16/20	Citibank, N.A.	THB	6,798	214,792	214,505	—	(287)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	11,125	353,632	351,061	—	(2,571)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	10,294	327,317	324,834	—	(2,483)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	7,471	237,706	235,753	—	(1,953)
Turkish Lira,
Expiring 12/16/20	HSBC Bank USA, N.A.	TRY	836	107,100	105,781	—	(1,319)

				$30,098,347	$30,057,829	215,857	(256,375)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 10/20/20	Citibank, N.A.	AUD	154	$108,000	$110,640	$—	$(2,640)
Expiring 10/20/20	HSBC Bank USA, N.A.	AUD	2,226	1,546,880	1,594,729	—	(47,849)
Brazilian Real,
Expiring 10/02/20	Citibank, N.A.	BRL	1,677	307,402	298,623	8,779	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at September 30, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 10/02/20	JPMorgan Chase Bank, N.A.	BRL	2,527	$458,317	$449,969	$8,348	$—
Expiring 10/02/20	JPMorgan Chase Bank, N.A.	BRL	577	108,371	102,715	5,656	—
Expiring 10/02/20	Morgan Stanley & Co. International PLC	BRL	591	108,264	105,195	3,069	—
Expiring 11/04/20	BNP Paribas S.A.	BRL	268	48,000	47,735	265	—
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	401	71,300	71,356	—	(56)
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	322	58,000	57,344	656	—
British Pound,
Expiring 10/19/20	BNP Paribas S.A.	GBP	200	252,707	258,091	—	(5,384)
Expiring 10/19/20	BNP Paribas S.A.	GBP	120	155,000	155,246	—	(246)
Expiring 10/19/20	BNP Paribas S.A.	GBP	82	107,000	106,196	804	—
Expiring 10/19/20	Citibank, N.A.	GBP	86	111,000	111,320	—	(320)
Expiring 10/19/20	Citibank, N.A.	GBP	72	94,000	92,770	1,230	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	GBP	48	60,696	61,858	—	(1,162)
Expiring 10/19/20	Morgan Stanley & Co. International PLC	GBP	600	785,124	774,283	10,841	—
Expiring 10/19/20	Morgan Stanley & Co. International PLC	GBP	24	30,351	30,929	—	(578)
Expiring 10/19/20	The Toronto-Dominion Bank	GBP	24	30,229	30,930	—	(701)
Canadian Dollar,
Expiring 10/20/20	Citibank, N.A.	CAD	1,514	1,121,992	1,136,924	—	(14,932)
Chilean Peso,
Expiring 12/16/20	BNP Paribas S.A.	CLP	209,012	272,559	266,448	6,111	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	300,773	391,137	383,424	7,713	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	85,491	108,136	108,984	—	(848)
Chinese Renminbi,
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	1,461	213,000	214,727	—	(1,727)
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	1,057	154,000	155,353	—	(1,353)
Colombian Peso,
Expiring 12/16/20	BNP Paribas S.A.	COP	1,304,415	347,786	339,469	8,317	—
Expiring 12/16/20	Citibank, N.A.	COP	644,194	172,010	167,649	4,361	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	1,181,043	306,713	307,363	—	(650)

See Notes to Financial Statements.

PGIM Balanced Fund     85

Schedule of Investments  (continued)

as of September 30, 2020

Forward foreign currency exchange contracts outstanding at September 30, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	822,117	$221,918	$213,953	$7,965	$—
Czech Koruna,
Expiring 10/19/20	BNP Paribas S.A.	CZK	4,256	191,000	184,421	6,579	—
Expiring 10/19/20	BNP Paribas S.A.	CZK	2,781	121,000	120,501	499	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	CZK	2,968	127,000	128,589	—	(1,589)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	CZK	2,433	109,000	105,414	3,586	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	CZK	2,154	93,000	93,326	—	(326)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	CZK	2,073	94,000	89,846	4,154	—
Expiring 10/19/20	Morgan Stanley & Co. International PLC	CZK	2,369	105,000	102,644	2,356	—
Euro,
Expiring 10/19/20	BNP Paribas S.A.	EUR	3,590	4,077,798	4,211,150	—	(133,352)
Expiring 10/19/20	BNP Paribas S.A.	EUR	108	127,000	127,192	—	(192)
Expiring 10/19/20	Citibank, N.A.	EUR	127	150,000	149,034	966	—
Expiring 10/19/20	Citibank, N.A.	EUR	101	119,000	118,468	532	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	EUR	179	210,000	209,552	448	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	EUR	94	106,989	109,945	—	(2,956)
Expiring 10/19/20	Morgan Stanley & Co. International PLC	EUR	3,505	3,964,922	4,111,281	—	(146,359)
Expiring 10/19/20	Morgan Stanley & Co. International PLC	EUR	245	285,400	287,360	—	(1,960)
Hungarian Forint,
Expiring 10/19/20	BNP Paribas S.A.	HUF	22,215	72,000	71,637	363	—
Expiring 10/19/20	Citibank, N.A.	HUF	60,641	193,704	195,549	—	(1,845)
Expiring 10/19/20	Citibank, N.A.	HUF	47,737	161,000	153,937	7,063	—
Expiring 10/19/20	HSBC Bank USA, N.A.	HUF	48,991	161,000	157,981	3,019	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	HUF	48,182	160,000	155,373	4,627	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	HUF	35,105	116,000	113,204	2,796	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	HUF	34,838	117,000	112,342	4,658	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	HUF	27,246	89,000	87,860	1,140	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at September 30, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint (cont’d.),
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	HUF	21,812	$72,000	$70,336	$1,664	$—
Indonesian Rupiah,
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	6,310,107	420,268	420,776	—	(508)
Israeli Shekel,
Expiring 12/16/20	Citibank, N.A.	ILS	466	136,000	136,291	—	(291)
Japanese Yen,
Expiring 10/19/20	Citibank, N.A.	JPY	16,594	157,000	157,371	—	(371)
Expiring 10/19/20	Citibank, N.A.	JPY	12,021	113,000	114,006	—	(1,006)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	JPY	45,684	432,982	433,261	—	(279)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	JPY	32,123	306,147	304,645	1,502	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	JPY	13,594	130,041	128,925	1,116	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	JPY	11,604	108,890	110,049	—	(1,159)
Mexican Peso,
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	2,441	108,508	109,439	—	(931)
New Taiwanese Dollar,
Expiring 12/16/20	BNP Paribas S.A.	TWD	11,850	415,000	414,002	998	—
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	11,325	396,000	395,639	361	—
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	10,911	379,000	381,174	—	(2,174)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	6,709	232,000	234,401	—	(2,401)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	5,597	196,000	195,529	471	—
New Zealand Dollar,
Expiring 10/20/20	Citibank, N.A.	NZD	655	427,500	433,187	—	(5,687)
Expiring 10/20/20	Citibank, N.A.	NZD	409	271,161	270,671	490	—
Expiring 10/20/20	Morgan Stanley & Co. International PLC	NZD	404	267,950	267,373	577	—
Expiring 10/20/20	The Toronto-Dominion Bank	NZD	875	575,983	578,751	—	(2,768)
Norwegian Krone,
Expiring 10/19/20	BNP Paribas S.A.	NOK	1,376	146,000	147,480	—	(1,480)
Expiring 10/19/20	Citibank, N.A.	NOK	1,092	114,000	117,120	—	(3,120)
Expiring 10/19/20	HSBC Bank USA, N.A.	NOK	1,563	166,295	167,553	—	(1,258)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	NOK	1,922	215,000	206,014	8,986	—

See Notes to Financial Statements.

PGIM Balanced Fund     87

Schedule of Investments  (continued)

as of September 30, 2020

Forward foreign currency exchange contracts outstanding at September 30, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol,
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PEN	2,620	$739,253	$726,946	$12,307	$—
Philippine Peso,
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	21,003	430,327	432,140	—	(1,813)
Polish Zloty,
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	PLN	1,130	299,000	292,396	6,604	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	PLN	658	174,000	170,325	3,675	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	PLN	538	137,000	139,286	—	(2,286)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	PLN	460	119,000	118,950	50	—
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	PLN	388	99,000	100,439	—	(1,439)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	PLN	197	53,450	51,091	2,359	—
Expiring 10/19/20	Morgan Stanley & Co. International PLC	PLN	722	193,000	186,869	6,131	—
Russian Ruble,
Expiring 12/16/20	HSBC Bank USA, N.A.	RUB	4,096	53,000	52,304	696	—
Singapore Dollar,
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	353	258,000	258,397	—	(397)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	337	246,000	246,686	—	(686)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	336	244,000	246,473	—	(2,473)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	293	215,000	214,757	243	—
South African Rand,
Expiring 12/17/20	Citibank, N.A.	ZAR	4,899	292,269	289,790	2,479	—
Expiring 12/17/20	Citibank, N.A.	ZAR	2,245	129,952	132,810	—	(2,858)
Expiring 12/17/20	Citibank, N.A.	ZAR	1,869	107,998	110,565	—	(2,567)
Expiring 12/17/20	HSBC Bank USA, N.A.	ZAR	6,377	376,756	377,187	—	(431)
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	1,830	108,264	108,250	14	—
South Korean Won,
Expiring 12/16/20	Citibank, N.A.	KRW	173,054	146,000	148,434	—	(2,434)
Swedish Krona,
Expiring 10/19/20	BNP Paribas S.A.	SEK	979	112,000	109,357	2,643	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at September 30, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 10/19/20	BNP Paribas S.A.	SEK	952	$107,000	$106,330	$670	$—
Expiring 10/19/20	Citibank, N.A.	SEK	885	101,000	98,801	2,199	—
Expiring 10/19/20	Citibank, N.A.	SEK	796	90,000	88,883	1,117	—
Expiring 10/19/20	Morgan Stanley & Co. International PLC	SEK	969	106,000	108,271	—	(2,271)
Swiss Franc,
Expiring 10/19/20	BNP Paribas S.A.	CHF	211	224,000	229,050	—	(5,050)
Expiring 10/19/20	Citibank, N.A.	CHF	208	222,000	226,358	—	(4,358)
Expiring 10/19/20	Citibank, N.A.	CHF	191	204,000	207,670	—	(3,670)
Expiring 10/19/20	Citibank, N.A.	CHF	151	163,000	163,528	—	(528)
Expiring 10/19/20	JPMorgan Chase Bank, N.A.	CHF	118	129,000	128,109	891	—
Expiring 10/19/20	Morgan Stanley & Co. International PLC	CHF	497	531,088	540,019	—	(8,931)
Thai Baht,
Expiring 12/16/20	Citibank, N.A.	THB	3,718	117,000	117,324	—	(324)
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	10,574	334,000	333,680	320	—
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	3,935	124,000	124,158	—	(158)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	4,000	126,000	126,221	—	(221)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	3,775	119,000	119,136	—	(136)
Turkish Lira,
Expiring 12/16/20	BNP Paribas S.A.	TRY	571	74,000	72,267	1,733	—
Expiring 12/16/20	BNP Paribas S.A.	TRY	452	58,000	57,175	825	—
Expiring 12/16/20	Citibank, N.A.	TRY	5,054	656,820	639,533	17,287	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TRY	742	96,000	93,931	2,069	—

				$32,602,607	$32,838,718	197,378	(433,489)

						$413,235	$(689,864)

Cross currency exchange contracts outstanding at September 30, 2020:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
10/19/20	Buy	CZK	2,478	EUR	94	$ —	$(2,681)	HSBC Bank USA, N.A.
10/19/20	Buy	EUR	45	PLN	197	1,548	—	Citibank, N.A.

See Notes to Financial Statements.

PGIM Balanced Fund     89

Schedule of Investments  (continued)

as of September 30, 2020

Cross currency exchange contracts outstanding at September 30, 2020 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts (cont’d.):
10/19/20	Buy	HUF	53,380	EUR	151	$—	$(5,096)	Citibank, N.A.
10/19/20	Buy	NOK	2,841	EUR	259	727	—	Morgan Stanley & Co. International PLC

						$2,275	$(7,777)

Credit default swap agreements outstanding at September 30, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed securities - Sell Protection(2)^:
Towd Point Mortgage Trust	07/25/56	0.450	%(M)	471	*	$35	$—	$35	Citigroup Global Markets, Inc.

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
United Mexican States	12/20/24	1.000	%(Q)	400	$3,788	$(4,019)	$7,807	Barclays Bank PLC

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Boeing Co.	12/20/21	1.000	%(Q)	1,000	2.807%	$(21,412)	$6,631	$(28,043)	Bank of America, N.A.
Petroleos Mexicanos	12/20/24	1.000	%(Q)	400	5.666%	(68,662)	(17,634)	(51,028)	Barclays Bank PLC

						$(90,074)	$(11,003)	$(79,071)

The Series entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value

See Notes to Financial Statements.

of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Series is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Series will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Series is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Series will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Series could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Series is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Series is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at September 30, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2020	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD 1,800	02/13/30	1.210%(S)	6 Month BBSW(2)(S)	$(8)	$58,379	$58,387
BRL 11,882	01/04/27	6.215%(T)	1 Day BROIS(2)(T)	—	(86,615)	(86,615)

See Notes to Financial Statements.

PGIM Balanced Fund     91

Schedule of Investments  (continued)

as of September 30, 2020

Interest rate swap agreements outstanding at September 30, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2020	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	30,350	02/13/25	2.570%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$(20)	$(8,955)	$(8,935)
COP	1,141,000	02/18/25	4.505%(Q)	1 Day COOIS(2)(Q)	—	18,968	18,968
COP	1,967,840	02/21/25	4.565%(Q)	1 Day COOIS(2)(Q)	—	34,006	34,006
COP	806,000	02/18/30	5.072%(Q)	1 Day COOIS(2)(Q)	—	15,580	15,580
COP	564,000	02/18/30	5.081%(Q)	1 Day COOIS(2)(Q)	—	11,014	11,014
COP	1,216,000	02/24/30	5.078%(Q)	1 Day COOIS(2)(Q)	—	24,582	24,582
HUF	452,000	02/14/30	1.605%(A)	6 Month BUBOR(2)(S)	—	3,462	3,462
HUF	123,000	02/18/30	1.803%(A)	6 Month BUBOR(2)(S)	—	8,285	8,285
NZD	600	02/14/30	1.523%(S)	3 Month BBR(2)(Q)	—	39,905	39,905
	900	02/14/30	1.382%(A)	1 Day USOIS(1)(A)	—	(84,265)	(84,265)
ZAR	29,000	07/07/25	5.160%(Q)	3 Month JIBAR(1)(Q)	(1,042)	(28,116)	(27,074)
ZAR	9,600	02/11/30	7.481%(Q)	3 Month JIBAR(2)(Q)	(353)	29,145	29,498
ZAR	12,200	02/28/30	7.500%(Q)	3 Month JIBAR(2)(Q)	(4,094)	36,151	40,245
ZAR	4,300	03/02/30	7.625%(Q)	3 Month JIBAR(2)(Q)	(16)	14,939	14,955
ZAR	6,300	03/12/30	7.840%(Q)	3 Month JIBAR(2)(Q)	(56)	27,369	27,425
ZAR	4,200	03/12/30	7.900%(Q)	3 Month JIBAR(2)(Q)	(39)	19,364	19,403
ZAR	10,000	03/18/30	10.650%(Q)	3 Month JIBAR(2)(Q)	—	21,429	21,429
ZAR	3,500	04/01/30	8.600%(Q)	3 Month JIBAR(2)(Q)	(15)	28,782	28,797

See Notes to Financial Statements.

Interest rate swap agreements outstanding at September 30, 2020 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2020	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
ZAR 8,300	04/03/30	9.300%(Q)	3 Month JIBAR(2)(Q)	$(169)	$94,600	$94,769
ZAR 17,400	07/07/30	7.040%(Q)	3 Month JIBAR(2)(Q)	(487)	12,637	13,124

				$(6,299)	$290,646	$296,945

(1)	The Series pays the fixed rate and receives the floating rate.
(2)	The Series pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at September 30, 2020:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
Barclays US Agency CMBS Index(T)	1 Month LIBOR(M)	Barclays Bank PLC	5/01/21	4,200	$—	$—	$—

(1)

On a long total return swap, the Series receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Series makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$6,631	$(21,653)	$7,842	$(79,071)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$452,000	$2,332,901
Goldman Sachs & Co. LLC	—	199,959

Total	$452,000	$2,532,860

See Notes to Financial Statements.

PGIM Balanced Fund     93

Schedule of Investments  (continued)

as of September 30, 2020

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$458,752,723	$91,778,195	$—
Exchange-Traded Funds	1,678,660	—	—
Preferred Stocks	696,876	186,121	—
Asset-Backed Securities
Automobiles	—	13,280,515	—
Collateralized Loan Obligations	—	14,112,655	—
Consumer Loans	—	4,404,532	—
Credit Cards	—	1,929,056	—
Equipment	—	963,601	—
Home Equity Loans	—	12,601	—
Manufactured Housing	—	146,857	—
Other	—	1,961,430	—
Residential Mortgage-Backed Securities	—	2,918,119	—
Student Loans	—	6,075,138	—
Commercial Mortgage-Backed Securities	—	92,987,686	—
Corporate Bonds	—	151,099,872	—
Municipal Bonds	—	3,932,185	—
Residential Mortgage-Backed Securities	—	13,420,331	2,350,430
Sovereign Bonds	—	14,352,464	—
U.S. Government Agency Obligations	—	9,323,820	—
U.S. Treasury Obligations	—	17,177,906	—
Affiliated Mutual Funds	39,545,535	—	—
Options Purchased	—	200,342	—

Total	$500,673,794	$440,263,426	$2,350,430

Other Financial Instruments*
Assets
Futures Contracts	$36,475	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	413,235	—
OTC Cross Currency Exchange Contracts	—	2,275	—
OTC Credit Default Swap Agreements	—	3,788	35

See Notes to Financial Statements.

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
Centrally Cleared Interest Rate Swap Agreements	$—	$503,834	$—
OTC Total Return Swap Agreement	—	—	—

Total	$36,475	$923,132	$35

Liabilities
Futures Contracts.	$(517,604)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(689,864)	—
OTC Cross Currency Exchange Contracts	—	(7,777)	—
OTC Credit Default Swap Agreements	—	(90,074)	—
Centrally Cleared Interest Rate Swap Agreements	—	(206,889)	—

Total	$(517,604)	$(994,604)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2020 were as follows (unaudited):

Commercial Mortgage-Backed Securities	10.2%
Banks	6.3
Software	4.8
Affiliated Mutual Funds (3.6% represents investments purchased with collateral from securities on loan)	4.3
Pharmaceuticals	4.3
Technology Hardware, Storage & Peripherals	3.5
Internet & Direct Marketing Retail	3.3
Interactive Media & Services	3.0
Semiconductors & Semiconductor Equipment	2.9
IT Services	2.5
Residential Mortgage-Backed Securities	2.0
U.S. Treasury Obligations	1.9
Automobiles	1.9
Health Care Providers & Services	1.8
Specialty Retail	1.7
Biotechnology	1.7
Insurance	1.7
Capital Markets	1.6
Health Care Equipment & Supplies	1.6

Sovereign Bonds	1.6%
Collateralized Loan Obligations	1.5
Electric	1.4
Chemicals	1.3
Oil & Gas	1.3
Diversified Telecommunication Services	1.3
Equity Real Estate Investment Trusts (REITs)	1.2
Aerospace & Defense	1.2
Household Products	1.2
Entertainment	1.1
Food & Staples Retailing	1.1
Metals & Mining	1.1
Food Products	1.1
Media	1.0
Oil, Gas & Consumable Fuels	1.0
U.S. Government Agency Obligations	1.0
Telecommunications	0.9
Machinery	0.8
Electric Utilities	0.8
Pipelines	0.8
Road & Rail	0.7

See Notes to Financial Statements.

PGIM Balanced Fund     95

Schedule of Investments  (continued)

as of September 30, 2020

Industry Classification (continued):

Hotels, Restaurants & Leisure	0.7%
Tobacco	0.7
Student Loans	0.7
Beverages	0.7
Electrical Equipment	0.6
Multi-Utilities	0.6
Commercial Services	0.6
Retail	0.6
Healthcare-Services	0.6
Communications Equipment	0.6
Diversified Financial Services	0.6
Building Products	0.5
Household Durables	0.5
Auto Manufacturers	0.5
Consumer Loans	0.5
Real Estate Investment Trusts (REITs)	0.5
Life Sciences Tools & Services	0.4
Municipal Bonds	0.4
Industrial Conglomerates	0.4
Foods	0.4
Mortgage Real Estate Investment Trusts (REITs)	0.4
Independent Power & Renewable Electricity Producers	0.4
Semiconductors	0.4
Gas Utilities	0.3
Multiline Retail	0.3
Air Freight & Logistics	0.3
Electronic Equipment, Instruments & Components	0.3
Auto Components	0.3
Gas	0.3
Construction & Engineering	0.3
Wireless Telecommunication Services	0.2
Construction Materials	0.2
Other	0.2
Credit Cards	0.2
Trading Companies & Distributors	0.2
Personal Products	0.2
Building Materials	0.2
Real Estate Management & Development	0.2
Exchange-Traded Funds	0.2
Commercial Services & Supplies	0.2
Professional Services	0.2

Leisure Products	0.2%
Airlines	0.1
Electronics	0.1
Machinery-Diversified	0.1
Home Builders	0.1
Healthcare-Products	0.1
Equipment	0.1
Transportation	0.1
Agriculture	0.1
Energy Equipment & Services	0.1
Miscellaneous Manufacturing	0.1
Mining	0.1
Health Care Technology	0.1
Lodging	0.1
Thrifts & Mortgage Finance	0.1
Auto Parts & Equipment	0.1
Consumer Finance	0.1
Engineering & Construction	0.1
Textiles, Apparel & Luxury Goods	0.1
Options Purchased	0.1
Oil & Gas Services	0.0	*
Advertising	0.0	*
Diversified Consumer Services	0.0	*
Forest Products & Paper	0.0	*
Paper & Forest Products	0.0	*
Water Utilities	0.0	*
Marine	0.0	*
Transportation Infrastructure	0.0	*
Manufactured Housing	0.0	*
Multi-National	0.0	*
Containers & Packaging	0.0	*
Packaging & Containers	0.0	*
Home Equity Loans	0.0	*

	103.1
Liabilities in excess of other assets	(3.1)

	100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Series invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk, and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$6,631		Premiums received for OTC swap agreements	$21,653
Credit contracts	Unrealized appreciation on OTC swap agreements	7,842		Unrealized depreciation on OTC swap agreements	79,071
Equity contracts	Due from/to broker-variation margin futures	11,954	*	—	—
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	2,275		Unrealized depreciation on OTC cross currency exchange contracts	7,777
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	413,235		Unrealized depreciation on OTC forward foreign currency exchange contracts	689,864
Interest rate contracts	Due from/to broker-variation margin futures	24,521	*	Due from/to broker-variation margin futures	517,604	*
Interest rate contracts	Due from/to broker-variation margin swaps	503,834	*	Due from/to broker-variation margin swaps	206,889	*
Interest rate contracts	Unaffiliated investments	200,342		—	—

		$1,170,634			$1,522,858

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Balanced Fund     97

Schedule of Investments  (continued)

as of September 30, 2020

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$8,189
Equity contracts	(60,419)	—	—	207,042	—	—
Foreign exchange contracts	—	—	—	—	(793,936)	—
Interest rate contracts	—	(24,340)	10,881	3,087,782	—	(4,749,155)

Total	$(60,419)	$(24,340)	$10,881	$3,294,824	$(793,936)	$(4,740,966)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(71,229)
Equity contracts	(101)	—	20,684	—	—
Foreign exchange contracts	—	—	—	(328,822)	—
Interest rate contracts	—	113,807	(87,441)	—	2,257,110

Total	$(101)	$113,807	$(66,757)	$(328,822)	$2,185,881

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

For the year ended September 30, 2020, the Series’ average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)
$3,462	$28,400	$74,150,068	$138,041,697	$15,135,296

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$21,752,639	$569,052	$53,309,967	$240,000

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)
$1,281,581	$4,200,000

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the fiscal year ended September 30, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$32,539,992	$(32,539,992)	$—

See Notes to Financial Statements.

PGIM Balanced Fund     99

Schedule of Investments  (continued)

as of September 30, 2020

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$167,799	$(28,043)	$139,756	$—	$139,756
Barclays Bank PLC	46,981	(72,681)	(25,700)	—	(25,700)
BNP Paribas S.A.	54,852	(149,138)	(94,286)	—	(94,286)
Citibank, N.A.	123,298	(110,660)	12,638	—	12,638
Citigroup Global Markets, Inc.	35	—	35	—	35
HSBC Bank USA, N.A.	61,505	(66,523)	(5,018)	—	(5,018)
JPMorgan Chase Bank, N.A.	134,354	(147,892)	(13,538)	—	(13,538)
Morgan Stanley & Co. International PLC	40,386	(217,935)	(177,549)	177,549	—
The Toronto-Dominion Bank	1,115	(5,493)	(4,378)	—	(4,378)

	$630,325	$(798,365)	$(168,040)	$177,549	$9,509

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions and the Series’ OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Statement of Assets and Liabilities

as of September 30, 2020

Assets
Investments at value, including securities on loan of $32,539,992:
Unaffiliated investments (cost $787,411,391)	$903,742,115
Affiliated investments (cost $39,522,371)	39,545,535
Foreign currency, at value (cost $805,591)	807,486
Receivable for investments sold	4,501,407
Dividends and interest receivable	2,863,938
Receivable for Series shares sold	849,496
Deposit with broker for centrally cleared/exchange-traded derivatives	452,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	413,235
Tax reclaim receivable	137,193
Due from broker—variation margin swaps	44,771
Due from broker—variation margin futures	10,065
Unrealized appreciation on OTC swap agreements	7,842
Premiums paid for OTC swap agreements	6,631
Unrealized appreciation on OTC cross currency exchange contracts	2,275
Prepaid expenses and other assets	18,759

Total Assets	953,402,748

Liabilities
Payable to broker for collateral for securities on loan	33,096,124
Payable for investments purchased	2,159,158
Payable for Series shares reacquired	940,913
Unrealized depreciation on OTC forward foreign currency exchange contracts	689,864
Management fee payable	428,618
Accrued expenses and other liabilities	284,637
Distribution fee payable	232,679
Due to broker—variation margin futures	197,119
Unrealized depreciation on OTC swap agreements	79,071
Affiliated transfer agent fee payable	70,487
Premiums received for OTC swap agreements	21,653
Unrealized depreciation on OTC cross currency exchange contracts	7,777

Total Liabilities	38,208,100

Net Assets	$915,194,648

Net assets were comprised of:
Common stock, at par	$57,195
Paid-in capital in excess of par	804,663,076
Total distributable earnings (loss)	110,474,377

Net assets, September 30, 2020	$915,194,648

See Notes to Financial Statements.

PGIM Balanced Fund     101

Statement of Assets and Liabilities

as of September 30, 2020

Class A
Net asset value and redemption price per share, ($616,645,947 ÷ 38,631,413 shares of common stock issued and outstanding)	$15.96
Maximum sales charge (3.25% of offering price)	0.54

Maximum offering price to public	$16.50

Class C
Net asset value, offering price and redemption price per share, ($95,165,866 ÷ 5,923,998 shares of common stock issued and outstanding)	$16.06

Class R
Net asset value, offering price and redemption price per share, ($1,135,309 ÷ 71,099 shares of common stock issued and outstanding)	$15.97

Class Z
Net asset value, offering price and redemption price per share, ($147,634,715 ÷ 9,175,765 shares of common stock issued and outstanding)	$16.09

Class R6
Net asset value, offering price and redemption price per share, ($54,612,811 ÷ 3,392,613 shares of common stock issued and outstanding)	$16.10

See Notes to Financial Statements.

Statement of Operations

Year Ended September 30, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $309,884 foreign withholding tax)	$11,910,067
Interest income	10,651,888
Affiliated dividend income	227,570
Income from securities lending, net (including affiliated income of $68,030)	93,774

Total income	22,883,299

Expenses
Management fee	5,900,198
Distribution fee(a)	2,908,951
Transfer agent’s fees and expenses (including affiliated expense of $519,938)(a)	1,149,055
Custodian and accounting fees	342,048
Shareholders’ reports	110,231
Registration fees(a)	92,550
Audit fee	48,354
Directors’ fees	24,221
Legal fees and expenses	22,202
Miscellaneous	67,712

Total expenses	10,665,522
Less: Fee waiver and/or expense reimbursement(a)	(1,201,727)
Distribution fee waiver(a)	(3,597)

Net expenses	9,460,198

Net investment income (loss)	13,423,101

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $208,863) (net of foreign capital gains taxes $(7,280))	3,222,806
Futures transactions	3,294,824
Forward and cross currency contract transactions	(793,936)
Options written transactions	10,881
Swap agreement transactions	(4,740,966)
Foreign currency transactions	(11,721)

981,888

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(173,726))	31,582,725
Futures	(66,757)
Forward and cross currency contracts	(328,822)
Swap agreements	2,185,881
Foreign currencies	20,605

33,393,632

Net gain (loss) on investment and foreign currency transactions	34,375,520

Net Increase (Decrease) In Net Assets Resulting From Operations	$47,798,621

See Notes to Financial Statements.

PGIM Balanced Fund     103

Statement of Operations

as of September 30, 2020

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	1,780,179	94,022	1,023,960	10,790	—	—
Transfer agent’s fees and expenses	806,661	41,570	113,449	3,253	183,685	437
Registration fees	30,553	11,109	13,959	13,252	13,554	10,123
Fee waiver and/or expense reimbursement	(942,473)	(28,983)	(69,789)	(12,864)	(106,901)	(40,717)
Distribution fee waiver	—	—	—	(3,597)	—	—

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended September 30,

	2020	2019

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$13,423,101	$10,990,901
Net realized gain (loss) on investment and foreign currency transactions	981,888	14,953,508
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	33,393,632	(8,621,052)

Net increase (decrease) in net assets resulting from operations	47,798,621	17,323,357

Dividends and Distributions
Distributions from distributable earnings
Class A	(19,801,537)	(24,291,098)
Class B	(308,171)	(500,200)
Class C	(2,718,887)	(5,245,293)
Class R	(44,497)	(127,565)
Class Z	(5,698,818)	(12,143,630)
Class R6	(1,547,024)	(671,587)

	(30,118,934)	(42,979,373)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	130,823,489	148,906,917
Net asset value of shares issued in reinvestment of dividends and distributions	29,261,978	41,144,300
Net asset value of shares issued in merger	—	267,312,375
Cost of shares reacquired	(187,522,568)	(154,808,052)

Net increase (decrease) in net assets from Series share transactions	(27,437,101)	302,555,540

Total increase (decrease)	(9,757,414)	276,899,524

Net Assets:

Beginning of year	924,952,062	648,052,538

End of year	$915,194,648	$924,952,062

See Notes to Financial Statements.

PGIM Balanced Fund     105

Notes to Financial Statements

1.	Organization

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of three series: PGIM Balanced Fund, PGIM Jennison Focused Value Fund (formerly known as PGIM Jennison Equity Opportunity Fund) and PGIM Jennison Growth Fund, each of which are diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Balanced Fund (the “Series”).

The investment objective of the Series is to seek income and long-term growth of capital.

2.	Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

PGIM Balanced Fund     107

Notes to Financial Statements  (continued)

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Series has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Series limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Series’ investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign

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currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Series purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Series currently owns or intends to purchase. The Series may also use options to gain additional market exposure. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Series, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Series, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Series writes an option on a swap, an amount equal to any premium received by the Series is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Series becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Series becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Series will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Series invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Series entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty

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(“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Series used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Series’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Series is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Series’ maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Series generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Series effectively increases its investment risk because, in addition to its total net assets, the Series may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Series, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Series entered into for the same referenced entity or index. As a buyer of protection, the Series generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Series is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Series is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Series entered into total return swaps to manage its exposure to a security or an index. The Series’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Series’ favor, from the point of entering into the contract.

Master Netting Arrangements: The Company, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right

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of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Series, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Series is held in a segregated account by the Series’ custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Series is segregated by the Series’ custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Series and the applicable counterparty. Collateral requirements are determined based on the Series’ net position with each counterparty. Termination events applicable to the Series may occur upon a decline in the Series’ net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Series’ counterparties to elect early termination could impact the Series’ future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Rights: The Series held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Series until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Series invested in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Series invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received

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from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Company, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into subadvisory agreements with PGIM, Inc., which provides subadvisory services to the Series through its business unit PGIM Fixed Income, PGIM Limited, and QMA LLC (“QMA”) (each a “subadviser” and collectively the “subadvisers”). The subadvisory agreements provide that the subadvisers will furnish investment advisory services in connection with the management of the Series. In connection therewith, the subadvisers are obligated to keep certain books and records of the Series. The Manager pays for the services of the subadvisers, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.65% of the Series’ average daily net assets up to and including $1 billion and 0.60% of such average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.65% for the year ended September 30, 2020.

The Manager has contractually agreed, through January 31, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.47% of average daily net assets for Class R shares and 0.65% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other expenses of the Series such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year

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during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through January 31, 2022 to limit such fees to 0.50% of the average daily net assets of Class R shares.

For the year ended September 30, 2020, PIMS received $745,899 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended September 30, 2020, PIMS received $9,380 and $8,966 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Series also invests in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”), registered under the 1940 Act and managed by PGIM Investments. Through the Series’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission, the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended September 30, 2020, no 17a-7 transactions were entered into by the Series.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended September 30, 2020, were $897,016,742 and $949,544,768, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended September 30, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Short-Term Bond Fund*
$1,444,833	$7,808	$1,451,071	$(196,831)	$195,261	$—	—	$8,196

PGIM Core Ultra Short Bond Fund*
24,685,626	259,705,196	277,972,993	—	—	6,417,829	6,417,829	219,374

PGIM Institutional Money Market Fund*
4,685,253	380,695,959	352,290,213	23,105	13,602	33,127,706	33,134,333	68,030	**

$30,815,712	$640,408,963	$631,714,277	$(173,726)	$208,863	$39,545,535		$295,600

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

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Notes to Financial Statements  (continued)

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended September 30, 2020, the tax character of dividends paid by the Series were $14,203,983 of ordinary income and $15,914,951 of long-term capital gains. For the year ended September 30, 2019, the tax character of dividends paid by the Series were $17,870,365 of ordinary income and $25,109,008 of long-term capital gains.

As of September 30, 2020, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$831,386,029	$145,534,922	$(34,185,867)	$111,349,055

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies, mark-to-market of futures and forwards contracts and other cost basis differences between financial reporting and tax accounting.

The Fund elected to treat post-October capital losses of approximately $531,000 and late year losses of approximately $344,000 as having been incurred in the following fiscal year (September 30, 2021).

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2020 are subject to such review.

7.	Capital and Ownership

The Series offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Series converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 6.625 billion shares of capital stock at $0.001 par value per share, 923 million of which are designated as shares of the Series. The shares are further classified and designated as follows:

Class A	125,000,000
Class B	3,000,000
Class C	25,000,000
Class R	125,000,000
Class Z	280,000,000
Class T	75,000,000
Class R6	290,000,000

The Series currently does not have any Class B or Class T shares outstanding.

As of September 30, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Series as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	22,722	0.1%
Class Z	1,417,302	15.4%

At the reporting period end, the number of shareholders holding greater than 5% of the Series are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	3	39.3%

PGIM Balanced Fund     121

Notes to Financial Statements  (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2020:
Shares sold	4,334,646	$67,271,019
Shares issued in reinvestment of dividends and distributions	1,226,383	19,480,215
Shares reacquired	(5,831,906)	(89,710,377)

Net increase (decrease) in shares outstanding before conversion	(270,877)	(2,959,143)
Shares issued upon conversion from other share class(es)	1,224,771	18,746,349
Shares reacquired upon conversion into other share class(es)	(140,812)	(2,154,486)

Net increase (decrease) in shares outstanding	813,082	$13,632,720

Year ended September 30, 2019:
Shares sold	3,564,995	$53,745,202
Shares issued in reinvestment of dividends and distributions	1,637,437	23,878,981
Shares reacquired	(3,763,490)	(57,160,879)
Shares issued in merger	13,647,113	211,257,317

Net increase (decrease) in shares outstanding before conversion	15,086,055	231,720,621
Shares issued upon conversion from other share class(es)	808,689	12,396,402
Shares reacquired upon conversion into other share class(es)	(107,621)	(1,627,345)

Net increase (decrease) in shares outstanding	15,787,123	$242,489,678

Class B
Period ended June 26, 2020*:
Shares sold	17,722	$278,121
Shares issued in reinvestment of dividends and distributions	18,482	296,189
Shares reacquired	(122,330)	(1,878,726)

Net increase (decrease) in shares outstanding before conversion	(86,126)	(1,304,416)
Shares reacquired upon conversion into other share class(es)	(878,548)	(13,417,695)

Net increase (decrease) in shares outstanding	(964,674)	$(14,722,111)

Year ended September 30, 2019:
Shares sold	25,694	$385,535
Shares issued in reinvestment of dividends and distributions	32,860	479,296
Shares reacquired	(134,662)	(2,068,442)
Shares issued in merger	619,146	9,646,297

Net increase (decrease) in shares outstanding before conversion	543,038	8,442,686
Shares reacquired upon conversion into other share class(es)	(147,416)	(2,236,636)

Net increase (decrease) in shares outstanding	395,622	$6,206,050

Class C	Shares	Amount
Year ended September 30, 2020:
Shares sold	855,885	$13,317,003
Shares issued in reinvestment of dividends and distributions	162,109	2,598,199
Shares reacquired	(1,476,919)	(22,799,704)

Net increase (decrease) in shares outstanding before conversion	(458,925)	(6,884,502)
Shares reacquired upon conversion into other share class(es)	(550,497)	(8,591,251)

Net increase (decrease) in shares outstanding	(1,009,422)	$(15,475,753)

Year ended September 30, 2019:
Shares sold	1,206,042	$18,339,462
Shares issued in reinvestment of dividends and distributions	344,108	5,026,537
Shares reacquired	(1,478,466)	(22,482,648)
Shares issued in merger	2,227,999	34,712,221

Net increase (decrease) in shares outstanding before conversion	2,299,683	35,595,572
Shares reacquired upon conversion into other share class(es)	(825,704)	(12,744,695)

Net increase (decrease) in shares outstanding	1,473,979	$22,850,877

Class R
Year ended September 30, 2020:
Shares sold	8,305	$128,286
Shares issued in reinvestment of dividends and distributions	2,574	40,959
Shares reacquired	(70,659)	(1,085,125)

Net increase (decrease) in shares outstanding	(59,780)	$(915,880)

Year ended September 30, 2019:
Shares sold	29,742	$443,426
Shares issued in reinvestment of dividends and distributions	6,724	97,724
Shares reacquired	(67,760)	(1,023,935)
Shares issued in merger	26,302	407,417

Net increase (decrease) in shares outstanding	(4,992)	$(75,368)

Class Z
Year ended September 30, 2020:
Shares sold	1,548,789	$24,126,132
Shares issued in reinvestment of dividends and distributions	331,245	5,299,470
Shares reacquired	(4,104,407)	(63,152,386)

Net increase (decrease) in shares outstanding before conversion	(2,224,373)	(33,726,784)
Shares issued upon conversion from other share class(es)	361,400	5,578,690
Shares reacquired upon conversion into other share class(es)	(23,897)	(383,852)

Net increase (decrease) in shares outstanding	(1,886,870)	$(28,531,946)

Year ended September 30, 2019:
Shares sold	2,794,553	$42,785,407
Shares issued in reinvestment of dividends and distributions	749,485	10,989,961
Shares reacquired	(4,571,985)	(69,197,141)
Shares issued in merger	718,839	11,213,890

Net increase (decrease) in shares outstanding before conversion	(309,108)	(4,207,883)
Shares issued upon conversion from other share class(es)	276,693	4,223,670
Shares reacquired upon conversion into other share class(es)	(11,803)	(181,991)

Net increase (decrease) in shares outstanding	(44,218)	$(166,204)

PGIM Balanced Fund     123

Notes to Financial Statements  (continued)

Class R6	Shares	Amount
Year ended September 30, 2020:
Shares sold	1,673,736	$25,702,928
Shares issued in reinvestment of dividends and distributions	96,651	1,546,946
Shares reacquired	(575,638)	(8,896,250)

Net increase (decrease) in shares outstanding before conversion	1,194,749	18,353,624
Shares issued upon conversion from other share class(es)	13,863	222,245

Net increase (decrease) in shares outstanding	1,208,612	$18,575,869

Year ended September 30, 2019:
Shares sold	2,158,204	$33,207,885
Shares issued in reinvestment of dividends and distributions	45,074	671,801
Shares reacquired	(187,063)	(2,875,007)
Shares issued in merger	4,823	75,233

Net increase (decrease) in shares outstanding before conversion	2,021,038	31,079,912
Shares issued upon conversion from other share class(es)	11,291	170,595

Net increase (decrease) in shares outstanding	2,032,329	$31,250,507

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Series converted into Class A shares.

8.	Borrowings

The Company, on behalf of the Series, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 1,222,500,000*	$900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Subsequent to the reporting period end, the SCA has been renewed effective October 2, 2020 and will provide a commitment of $1,200,000,000 through September 30, 2021. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Series did not utilize the SCA during the year ended September 30, 2020.

9.	Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the Series’ risks, please refer to the Series’ Prospectus and Statement of Additional Information.

Asset Allocation Risk: Assets may be allocated to an asset class that underperforms other classes. For example, the Series may be overweight in equities when the stock market is falling and the fixed income market is rising. Likewise, the Series may be overweight in fixed income securities when fixed income markets are falling and the equity markets are rising.

Bond Obligations Risk: The Series’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Series for redemption before it matures and the Series may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Series. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Series will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Series. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Series’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Series.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. The Series’ holdings

PGIM Balanced Fund     125

Notes to Financial Statements  (continued)

can vary significantly from broad market indexes and the performance of the Series can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Series may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Series’ holdings may fall sharply. This is referred to as “extension risk”. The Series may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Series’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Series’ shares. There is no requirement that these entities maintain their investment in the Series. There is a risk that such large shareholders or that the Series’ shareholders generally may redeem all or a substantial portion of their investments in the Series in a short period of time, which could have a significant negative impact on the Series’ NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Series’ ability to implement its investment strategy. The Series’ ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Series may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Series or the financial instruments in which the Series invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Series’ performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: The Series may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Series are difficult to purchase or sell. Liquidity risk includes the risk that the Series may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Series is forced to sell these investments to pay redemption proceeds or for other reasons, the Series may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Series may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Series’ value or prevent the Series from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline. Additionally, the Series may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Series has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

Mortgage-Backed and Other Asset-Backed Securities Risk: Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal

PGIM Balanced Fund     127

Notes to Financial Statements  (continued)

payments from an underlying pool of fixed or adjustable rate mortgages. Asset-backed securities are another type of pass-through instruments that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities can also be collateralized by a portfolio of corporate bonds including junk bonds or other securities. The values of mortgage-backed and asset-backed securities vary with changes in interest rates and are particularly sensitive to prepayments (the risk is that the underlying debt instruments may be partially or wholly prepaid during periods of falling interest rates, which could require the Series to reinvest in lower yielding debt instruments) or extensions (the risk is that rising interest rates may cause the underlying debt instruments to be repaid more slowly by the debtor, causing the value of the securities to fall). Asset-backed securities are also subject to liquidity risk.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.	Reorganization

On December 6, 2018, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of PGIM Conservative Allocation Fund and PGIM Moderate Allocation Fund (the “Merged Funds”) for shares of PGIM Balanced Fund (the “Acquiring Fund”) and the assumption of the liabilities of the Merged Funds respectively. Shareholders approved the Plan at a meeting on May 7, 2019 and the reorganization took place on June 21, 2019.

On the reorganization date, the Merged Funds had the following total investment cost and value, representing the principal assets acquired by the Acquiring Fund:

Merged Fund	Total Investment Value	Total Investment Cost
PGIM Conservative Allocation Fund	$110,241,907	$108,443,357
PGIM Moderate Allocation Fund	134,209,519	131,966,240

The purpose of the transaction was to combine three funds with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on June 21, 2019:

Merged Funds				Acquiring Fund
PGIM Conservative Allocation Fund		PGIM Moderate Allocation Fund		PGIM Balanced Fund
Class	Shares	Class	Shares	Class	Shares	Value
A	8,333,171	A	11,190,291	A	13,647,113	$211,257,317
B	306,871	B	589,235	B	619,146	9,646,297
C	1,713,024	C	1,518,623	C	2,227,999	34,712,221
R	18,458	R	19,263	R	26,302	407,417
Z	770,838	Z	266,005	Z	718,839	11,213,890
R6	5,997	R6	970	R6	4,823	75,233

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Funds were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Funds						Acquiring Fund
PGIM Conservative Allocation Fund			PGIM Moderate Allocation Fund			PGIM Balanced Fund
Class	Net Assets	Unrealized Appreciation on Investments	Class	Net Assets	Unrealized Appreciation on Investments	Class	Net Assets
A	$89,456,593	$1,343,218	A	$121,800,724	$1,850,027	A	$375,368,904
B	3,279,316	49,237	B	6,366,981	96,684	B	6,896,442
C	18,312,914	277,216	C	16,399,307	249,254	C	78,883,539
R	199,217	2,991	R	208,200	3,162	R	1,705,767
Z	8,319,813	124,917	Z	2,894,077	43,992	Z	168,501,849
R6	64,683	971	R6	10,550	160	R6	24,534,008

Assuming the acquisition had been completed on October 1, 2018, the Acquiring Fund’s unaudited pro forma results of operations for the year ended September 30, 2019 would have been as follows:

Acquiring Fund	Net investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
PGIM Balanced Fund	$15,422,204	$7,042,789	$22,464,993

(a)

Net investment income as reported in the Statement of Operations (year ended September 30, 2019) of the Acquiring Fund, plus net investment income from the Merged Funds pre-merger as follows: PGIM Conservative Allocation Fund $2,220,902 and PGIM Moderate Allocation Fund $2,210,401.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (year ended September 30, 2019) of the Acquiring Fund, plus net realized and unrealized gain (loss) on investments from the Merged Funds pre-merger as follows: PGIM Conservative Allocation Fund $1,628,275 and PGIM Moderate Allocation Fund $(917,942).

PGIM Balanced Fund     129

Notes to Financial Statements  (continued)

Since both the Merged Funds and the Acquiring Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment Funds had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Funds that have been included in the Acquiring Fund’s Statement of Operations since June 21, 2019.

11.	Recent Accounting Pronouncements and Reporting Updates

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

Financial Highlights

Class A Shares
	Year Ended September 30,

	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.61	$16.38	$15.93	$14.99	$14.67
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.24	0.19	0.17	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.63	0.04	1.15	1.43	1.25
Total from investment operations	0.87	0.28	1.34	1.60	1.43
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.25)	(0.20)	(0.18)	(0.19)
Distributions from net realized gains	(0.28)	(0.80)	(0.69)	(0.48)	(0.92)
Total dividends and distributions	(0.52)	(1.05)	(0.89)	(0.66)	(1.11)
Net asset value, end of year	$15.96	$15.61	$16.38	$15.93	$14.99
Total Return(b):	5.64%	2.28%	8.66%	10.99%	10.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$616,646	$590,383	$360,798	$343,550	$324,422
Average net assets (000)	$593,393	$416,723	$352,124	$332,088	$308,458
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	1.12%	1.18%	1.23%
Expenses before waivers and/or expense reimbursement	1.16%	1.16%	1.17%	1.20%	1.25%
Net investment income (loss)	1.52%	1.58%	1.22%	1.11%	1.23%
Portfolio turnover rate(e)(f)	108%	128%	145%	180%	230%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Balanced Fund     131

Financial Highlights  (continued)

Class C Shares
	Year Ended September 30,

	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.71	$16.48	$16.02	$15.08	$14.74
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.13	0.08	0.06	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.64	0.04	1.16	1.43	1.26
Total from investment operations	0.76	0.17	1.24	1.49	1.34
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.14)	(0.09)	(0.07)	(0.08)
Distributions from net realized gains	(0.28)	(0.80)	(0.69)	(0.48)	(0.92)
Total dividends and distributions	(0.41)	(0.94)	(0.78)	(0.55)	(1.00)
Net asset value, end of year	$16.06	$15.71	$16.48	$16.02	$15.08
Total Return(b):	4.77%	1.62%	7.92%	10.16%	9.49%

Ratios/Supplemental Data:
Net assets, end of year (000)	$95,166	$108,958	$89,949	$74,527	$57,448
Average net assets (000)	$102,396	$92,047	$82,930	$66,532	$43,525
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.77%	1.73%	1.81%	1.88%	1.93%
Expenses before waivers and/or expense reimbursement	1.84%	1.84%	1.87%	1.90%	1.95%
Net investment income (loss)	0.75%	0.87%	0.52%	0.41%	0.53%
Portfolio turnover rate(e)(f)	108%	128%	145%	180%	230%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R Shares
	Year Ended September 30,

	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.64	$16.38	$15.94	$15.00	$14.68
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.17	0.11	0.14	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.64	0.05	1.14	1.43	1.25
Total from investment operations	0.80	0.22	1.25	1.57	1.40
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.16)	(0.12)	(0.15)	(0.16)
Distributions from net realized gains	(0.28)	(0.80)	(0.69)	(0.48)	(0.92)
Total dividends and distributions	(0.47)	(0.96)	(0.81)	(0.63)	(1.08)
Net asset value, end of year	$15.97	$15.64	$16.38	$15.94	$15.00
Total Return(b):	5.16%	1.85%	8.07%	10.77%	9.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,135	$2,047	$2,226	$1,457	$723
Average net assets (000)	$1,439	$1,959	$1,837	$947	$739
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.47%	1.45%	1.63%	1.38%	1.43%
Expenses before waivers and/or expense reimbursement	2.61%	2.16%	2.88%	1.65%	1.70%
Net investment income (loss)	1.04%	1.14%	0.71%	0.92%	1.04%
Portfolio turnover rate(e)(f)	108%	128%	145%	180%	230%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Balanced Fund     133

Financial Highlights  (continued)

Class Z Shares
	Year Ended September 30,

	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.73	$16.49	$16.04	$15.09	$14.75
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.29	0.24	0.22	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.65	0.04	1.15	1.43	1.27
Total from investment operations	0.92	0.33	1.39	1.65	1.49
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.29)	(0.25)	(0.22)	(0.23)
Distributions from net realized gains	(0.28)	(0.80)	(0.69)	(0.48)	(0.92)
Total dividends and distributions	(0.56)	(1.09)	(0.94)	(0.70)	(1.15)
Net asset value, end of year	$16.09	$15.73	$16.49	$16.04	$15.09
Total Return(b):	5.90%	2.59%	8.91%	11.32%	10.57%

Ratios/Supplemental Data:
Net assets, end of year (000)	$147,635	$174,033	$183,204	$139,497	$92,562
Average net assets (000)	$156,846	$172,091	$156,026	$118,555	$79,518
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.78%	0.75%	0.82%	0.88%	0.93%
Expenses before waivers and/or expense reimbursement	0.85%	0.86%	0.88%	0.90%	0.95%
Net investment income (loss)	1.74%	1.86%	1.52%	1.41%	1.53%
Portfolio turnover rate(e)(f)	108%	128%	145%	180%	230%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R6 Shares
	Year Ended September 30,		November 28, 2017(a) through September 30,
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$15.74	$16.50	$16.48
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.30	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.65	0.05	0.73
Total from investment operations	0.94	0.35	0.96
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.31)	(0.25)
Distributions from net realized gains	(0.28)	(0.80)	(0.69)
Total dividends and distributions	(0.58)	(1.11)	(0.94)
Net asset value, end of period	$16.10	$15.74	$16.50
Total Return(c):	6.01%	2.69%	6.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$54,613	$34,369	$2,502
Average net assets (000)	$44,247	$16,501	$295
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.65%	0.65%	0.67	%(e)
Expenses before waivers and/or expense reimbursement	0.74%	0.83%	11.39	%(e)
Net investment income (loss)	1.88%	1.96%	1.73	%(e)
Portfolio turnover rate(f)(g)	108%	128%	145%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Balanced Fund     135

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Investment Portfolios, Inc. and Shareholders of PGIM Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Balanced Fund (one of the funds constituting The Prudential Investment Portfolios, Inc., referred to hereafter as the “Fund”) as of September 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

November 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

136

Series Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Series has adopted and implemented a liquidity risk management program (the “LRMP”). The Series’ LRMP seeks to assess and manage the Series’ liquidity risk, which is defined as the risk that the Series is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Series. The Company’s Board of Directors (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Series’ investment manager, to serve as the administrator of the Series’ LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Series’ LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Series’ LRMP includes no less than annual assessments of factors that influence the Series’ liquidity risk; no less than monthly classifications of the Series’ investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Series’ assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Series does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Series’ LRMP, including any material changes to the LRMP for the period from the inception of the Series’ LRMP on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Series’ LRMP was reasonably designed to assess and manage the Series’ liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Series’ investment strategies continue to be appropriate given the Series’ status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Series, including liquidity risks presented by the Series’ investment portfolio, is found in the Series’ Prospectus and Statement of Additional Information.

PGIM Balanced Fund	137

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2020, the Series reported the maximum amount allowed per share, but not less than $0.28 for Class A, B, C, R, Z, and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2020, the Series reports in the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI), and 2) eligible for corporate dividends received deduction (“DRD”) and 3) interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code (“IR”):

	QDI	DRD	IR
PGIM Balanced Fund	83.06%	62.70%	43.05%

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2020.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 10.42% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

138

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Balanced Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (June 2018-October 2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Balanced Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Balanced Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Balanced Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Balanced Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with QMA LLC (“QMA”), PGIM Limited (“PGIML”) and PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, QMA, PGIML and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM Balanced Fund is a series of The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of QMA, PGIML and PGIM, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, QMA, PGIML and PGIM Fixed Income. The Board noted that QMA, PGIML and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, PGIML and PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, QMA, PGIML and PGIM Fixed Income, and also considered the qualifications, backgrounds and

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responsibilities of the QMA, PGIML and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, QMA’s, PGIML’s and PGIM Fixed Income’s organizational structures, senior management, investment operations, and other relevant information pertaining to PGIM Investments, QMA, PGIML and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, QMA, PGIML and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by each of QMA, PGIML and PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, QMA, PGIML and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining

PGIM Balanced Fund

Approval of Advisory Agreements (continued)

existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, QMA, PGIML and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA, PGIML PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA, PGIML and PGIM Fixed Income included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, QMA, PGIML and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe, which was used to consider performance and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period, though it underperformed over the one-, three- and five-year periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.00% for Class A shares, 0.65% for Class R6 shares, and 1.47% for Class R shares through January 31, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Balanced Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income PGIM Limited	655 Broad Street Newark, NJ 07102

	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Balanced Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM BALANCED FUND

SHARE CLASS	A	C	R	Z	R6
NASDAQ	PIBAX	PABCX	PALRX	PABFX	PIBQX
CUSIP	74437E883	74437E867	74437E636	74437E859	74437E461

MF185E

PGIM JENNISON FOCUSED VALUE FUND

ANNUAL REPORT

SEPTEMBER 30, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Focused Value Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2020.

During the first half of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first half of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. As states reopened their economies in the spring and summer, a strong equity market rally helped stocks around the globe post gains during the period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Focused Value Fund

November 16, 2020

PGIM Jennison Focused Value Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	–7.86	4.40	7.82	—
(without sales charges)	–2.50	5.59	8.43	—
Class C
(with sales charges)	–4.28	4.80	7.65	—
(without sales charges)	–3.41	4.80	7.65	—
Class R
(without sales charges)	–2.82	5.24	8.14	—
Class Z
(without sales charges)	–2.16	5.91	8.77	—
Class R6
(without sales charges)	–2.17	5.92	N/A	3.64 (11/25/14)
Russell 1000 Value Index
	–5.03	7.66	9.95	—

Average Annual Total Returns as of 9/30/20 Since Inception (%)
Class R6 (11/25/14)
Russell 1000 Value Index	4.94

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index is measured from the closest month-end to the inception date of Class R6 shares.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with similar investments in the Russell 1000 Value Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2010) and the account values at the end of the current fiscal year (September 30, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Focused Value Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Russell 1000 Value Index—The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 9/30/20

Ten Largest Holdings	Line of Business	% of Net Assets
Union Pacific Corp.	Road & Rail	5.3%
Dominion Energy, Inc.	Multi-Utilities	4.9%
Lowe’s Cos., Inc.	Specialty Retail	4.3%
SAP SE (Germany), ADR	Software	4.1%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	4.0%
Linde PLC (United Kingdom)	Chemicals	4.0%
Walmart, Inc.	Food & Staples Retailing	4.0%
AstraZeneca PLC (United Kingdom), ADR	Pharmaceuticals	3.9%
Microsoft Corp.	Software	3.9%
Texas Instruments, Inc.	Semiconductors & Semiconductor Equipment	3.7%

Holdings reflect only long-term Investments and are subject to change.

PGIM Jennison Focused Value Fund	7

Strategy and Performance Overview

How did the Fund perform?

The PGIM Jennison Focused Value Fund’s Class Z shares returned -2.16% in the 12-month reporting period that ended September 30, 2020, outperforming the -5.03% return of the Russell 1000 Value Index (the Index).

What were the market conditions?

•

Equity markets were extremely volatile during the reporting period, unsettled by US-China trade discord and the global spread of COVID-19, the disease caused by the novel coronavirus that originated in China in 2019. Stocks rose to historic highs on February 19, 2020, then dropped more than 30% in only 25 trading days as the COVID-19 outbreak spread around the globe, disrupting markets and everyday life.

•

The US political landscape was likewise unsettled, as investigations of interference in the 2016 presidential election unfolded, impeachment hearings against President Trump proceeded, the 2020 election cycle ramped up, and leaders politicized the pandemic.

•

Policymakers responded to the COVID-19 pandemic and subsequent market events with historic monetary and fiscal actions. Still, US gross domestic product plummeted 32.9% in the second quarter of 2020, the largest decline in post-World War II history.

•

Equity markets rebounded strongly in the final quarter of the period, led by the information technology and consumer discretionary sectors, but the pandemic’s economic damage continued to accumulate. Growth stocks outperformed value stocks by a wide margin over the full period, although value outperformed growth amid a turbulent market in September 2020.

•

The Chicago Board Options Exchange Volatility Index jumped 62% over the period as investors grappled with uncertainty related to the pandemic. The price of West Texas Intermediate (WTI) crude oil declined over 25% during the period, while all precious metals advanced, with gold gaining more than 28% as investors fled to the safe-haven metal.

•

Within the Index, the health care, materials, and information technology sectors gained the most over the period. Energy was the worst-performing sector. Defensive-oriented sectors such as real estate and utilities also declined, along with financials.

What worked?

Individual Fund holdings with strong performance during the reporting period included:

•

Home improvement retailer Lowe’s Companies Inc. benefited from increased demand during the period due to stay-at-home restrictions. Increased time at home caused many consumers to fix up their homes and outdoor spaces. The company posted impressive quarterly results in April 2020 that continued into May, helped by strong online sales. With a new management team comprised of ex-Home Depot executives seeking to copy past successes, Jennison believes Lowe’s should be able to narrow the performance gap

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between the company and Home Depot which, from Jennison’s perspective, could potentially improve long-term earnings growth and outperformance.

•

Microsoft Corp.’s strong and stable enterprise business, along with its differentiated hybrid cloud strategy, have helped the company garner market share from an increase in technology capital spending over the last few years. Additionally, the COVID-19 pandemic has highlighted the prudence—and in many cases the government-mandated necessity—of working from home or at off-site locations and, by extension, the advantage of housing mission-critical software applications and services in the cloud. The company’s Teams collaboration platform is also benefiting from these increased work-from-home requirements. Microsoft reported second-quarter 2020 revenue and earnings that exceeded analysts’ projections. Jennison believes Microsoft continues to pursue an excellent long-term strategy of increasing spending within its current customer base, while bringing new customers onto its platform via multiple avenues.

•

Union Pacific Corp., through its principal operating company—Union Pacific Railroad Co.—links approximately 20 states in the western two-thirds of the US by rail. The company reported better-than-expected second-quarter 2020 earnings per share (EPS). While revenues declined due to COVID-19 headwinds, third-quarter 2020 rail values were on the upswing. Jennison continues to favor the stock for its pricing power and limited competition. Management has acted quickly during this downturn with decisive cost actions that Jennison believes will set the stage for incremental margins as volumes continue to recover.

•

Germany-based SAP SE is the world’s largest vendor of enterprise resource planning software used to integrate back-office functions such as distribution, accounting, human resources, and manufacturing. With the robust growth in people going digital amid the pandemic, demand for SAP’s products and services increased sharply. Against this backdrop, the company reported second-quarter 2020 EPS and revenues that exceeded expectations.

•

Eli Lilly & Co. is a diversified biopharmaceutical company best known for its core franchises in neuroscience, women’s health, oncology, and cardiovascular, along with its immunology franchise. The company is also a global leader in diabetes treatments. Eli Lilly reported better-than-expected second-quarter 2020 EPS and raised its full-year guidance. Jennison favors the stock given its strong earnings, an abundance of events later in 2020 related to its pipeline of drugs, and the lack of patent expirations versus its peers.

What didn’t work?

The largest detractors from total Fund returns during the reporting period were:

•	Airbus SE is a European multinational aerospace company that designs, manufactures, and delivers commercial aircraft, helicopters, military transports, satellites, and launch

PGIM Jennison Focused Value Fund	9

Strategy and Performance Overview (continued)

vehicles, as well as providing data services, navigation, secure communications, urban mobility, and other solutions for its global customers. Financial strain across the airline industry due to COVID-19-related travel restrictions led to plane-order cancellations and deferrals, along with balance sheet concerns. Given the company’s exposure to the airline industry, Jennison eliminated its position in March 2020.

•

Aerospace & defense firm Raytheon Technologies Corp. came under pressure as the timing and magnitude of an air traffic recovery has been pushed out due to the pandemic. Additionally, the increased probability of political party changes in the US House and Senate have raised budgetary concerns at the US Department of Defense. As a result, defense companies saw their stock prices weaken during the period. Despite these headwinds, Jennison favors Raytheon’s stable defense business and cost saving plans, along with its solid free cash flow and attractive dividend. For these reasons, Jennison believes that remaining patient for an eventual recovery in the company’s aerospace business is prudent.

•

Shares of integrated oil & gas firm Suncor Energy Inc. struggled during the period as energy was the Index’s worst-performing sector amid a volatile energy environment. Although Suncor reported strong second-quarter 2020 earnings that beat analysts’ expectations, its stock price declined as investors negatively reacted to a strategic reversal of maintaining a healthy balance sheet and a position of strength for engaging in potential acquisitions at the bottom of the energy cycle to a position of adding a surprising amount of debt in the quarter. Jennison eliminated the stock from the portfolio during the reporting period.

•

Healthcare equipment company Zimmer Biomet Holdings Inc. also hampered Fund performance during the period. However, Jennison has continued to hold its position in the stock and believes Zimmer is an awakening giant. From Jennison’s perspective, the franchise’s new management team is highly capable, and the company has started to achieve meaningful operating improvements such as addressing quality and manufacturing issues and reducing expenses. With the turnaround continuing and boosted by ongoing potential catalysts, the company’s shares should eventually move higher, in Jennison’s view.

•

American Electric Power is a major investor-owned electric utility, delivering electricity to more than five million customers in 11 states. The company reported strong second-quarter 2020 results, as favorable weather partially made up for the mild weather in the first quarter. However, its shares traded lower, along with the overall utilities sector. Jennison swapped its position in American Electric Power for a stake in Dominion Energy, believing that Dominion is better positioned in the near term with its renewable energy transition. Utilities that have a renewable path articulated have historically performed better than those that did not.

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Current outlook

•

Jennison remains committed to its process and investment philosophy and believes that having patience and a long-term perspective, coupled with disciplined risk controls, are needed to outperform in today’s environment.

•

Jennison continues its focus on cash-flow strength and dependability, which it believes leads to higher levels of franchise durability. Jennison continues to assess the underlying impacts to its holdings and strongly believes the portfolio consists of businesses with valuations that still do not reflect their true long-term intrinsic value.

PGIM Jennison Focused Value Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

12	Visit our website at pgim.com/investments

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Focused Value Fund		Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,201.20	1.16%	$6.38
	Hypothetical	$1,000.00	$1,019.20	1.16%	$5.86
Class C	Actual	$1,000.00	$1,195.30	2.03%	$11.14
	Hypothetical	$1,000.00	$1,014.85	2.03%	$10.23
Class R	Actual	$1,000.00	$1,199.00	1.53%	$8.41
	Hypothetical	$1,000.00	$1,017.35	1.53%	$7.72
Class Z	Actual	$1,000.00	$1,203.70	0.76%	$4.19
	Hypothetical	$1,000.00	$1,021.20	0.76%	$3.84
Class R6	Actual	$1,000.00	$1,203.40	0.78%	$4.30
	Hypothetical	$1,000.00	$1,021.10	0.78%	$3.94

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2020, and divided by the 366 days in the Fund’s fiscal year ended September 30, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Focused Value Fund	13

Schedule of Investments

as of September 30, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 99.0%

COMMON STOCKS

Aerospace & Defense 4.7%
Northrop Grumman Corp.	10,374	$3,272,893
Raytheon Technologies Corp.	96,460	5,550,309

		8,823,202

Air Freight & Logistics 1.2%
FedEx Corp.	8,875	2,232,240

Automobiles 2.1%
General Motors Co.	132,625	3,924,374

Banks 10.2%
Bank of America Corp.	217,587	5,241,671
JPMorgan Chase & Co.	66,718	6,422,942
PNC Financial Services Group, Inc. (The)	36,672	4,030,619
Truist Financial Corp.	93,213	3,546,755

		19,241,987

Building Products 1.7%
Johnson Controls International PLC	76,866	3,139,976

Capital Markets 3.6%
Goldman Sachs Group, Inc. (The)	33,466	6,725,662

Chemicals 6.3%
FMC Corp.	40,270	4,264,996
Linde PLC (United Kingdom)	31,782	7,568,247

		11,833,243

Entertainment 3.0%
Walt Disney Co. (The)	46,163	5,727,905

Equity Real Estate Investment Trusts (REITs) 2.0%
American Tower Corp.	15,597	3,770,263

Food & Staples Retailing 4.0%
Walmart, Inc.	53,687	7,511,348

Food Products 2.4%
Mondelez International, Inc. (Class A Stock)	77,674	4,462,371

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund	15

Schedule of Investments (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies 2.3%
Zimmer Biomet Holdings, Inc.	32,487	$4,422,780

Health Care Providers & Services 3.8%
Cigna Corp.	17,327	2,935,367
Laboratory Corp. of America Holdings*	22,166	4,173,193

		7,108,560

Household Durables 2.2%
D.R. Horton, Inc.	55,959	4,232,179

Household Products 1.6%
Procter & Gamble Co. (The)	21,538	2,993,567

Insurance 4.7%
Chubb Ltd.	43,343	5,032,989
MetLife, Inc.	106,195	3,947,268

		8,980,257

Interactive Media & Services 4.0%
Alphabet, Inc. (Class A Stock)*	5,168	7,574,221

Machinery 1.9%
Otis Worldwide Corp.	58,859	3,673,979

Multi-Utilities 4.9%
Dominion Energy, Inc.(a)	116,365	9,184,689

Oil, Gas & Consumable Fuels 2.3%
Chevron Corp.	61,489	4,427,208

Pharmaceuticals 6.3%
AstraZeneca PLC (United Kingdom), ADR(a)	135,497	7,425,235
Eli Lilly & Co.	30,540	4,520,531

		11,945,766

Road & Rail 5.3%
Union Pacific Corp.	51,178	10,075,413

Semiconductors & Semiconductor Equipment 3.7%
Texas Instruments, Inc.	49,055	7,004,563

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Software 8.0%
Microsoft Corp.	35,254	$7,414,974
SAP SE (Germany), ADR(a)	49,223	7,669,436

		15,084,410

Specialty Retail 6.8%
Lowe’s Cos., Inc.	48,927	8,115,032
Ross Stores, Inc.	50,627	4,724,512

		12,839,544

TOTAL LONG-TERM INVESTMENTS (cost $170,037,911)		186,939,707

SHORT-TERM INVESTMENTS 11.6%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	2,134,123	2,134,123
PGIM Institutional Money Market Fund (cost $19,735,973; includes $19,730,505 of cash collateral for securities on loan)(b)(w)	19,742,175	19,738,227

TOTAL SHORT-TERM INVESTMENTS (cost $21,870,096)		21,872,350

TOTAL INVESTMENTS 110.6% (cost $191,908,007)		208,812,057
Liabilities in excess of other assets (10.6)%		(19,990,216)

NET ASSETS 100.0%		$188,821,841

Below is a list of the abbreviation(s) used in the annual report:

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $19,404,571; cash collateral of $19,730,505 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Series may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund	17

Schedule of Investments (continued)

as of September 30, 2020

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$8,823,202	$—	$—
Air Freight & Logistics	2,232,240	—	—
Automobiles	3,924,374	—	—
Banks	19,241,987	—	—
Building Products	3,139,976	—	—
Capital Markets	6,725,662	—	—
Chemicals	11,833,243	—	—
Entertainment	5,727,905	—	—
Equity Real Estate Investment Trusts (REITs)	3,770,263	—	—
Food & Staples Retailing	7,511,348	—	—
Food Products	4,462,371	—	—
Health Care Equipment & Supplies	4,422,780	—	—
Health Care Providers & Services	7,108,560	—	—
Household Durables	4,232,179	—	—
Household Products	2,993,567	—	—
Insurance	8,980,257	—	—
Interactive Media & Services	7,574,221	—	—
Machinery	3,673,979	—	—
Multi-Utilities	9,184,689	—	—
Oil, Gas & Consumable Fuels	4,427,208	—	—
Pharmaceuticals	11,945,766	—	—
Road & Rail	10,075,413	—	—
Semiconductors & Semiconductor Equipment	7,004,563	—	—
Software	15,084,410	—	—
Specialty Retail	12,839,544	—	—
Affiliated Mutual Funds	21,872,350	—	—

Total	$208,812,057	$—	$—

See Notes to Financial Statements.

18

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2020 were as follows (unaudited):

Affiliated Mutual Funds (10.4% represents investments purchased with collateral from securities on loan)	11.6%
Banks	10.2
Software	8.0
Specialty Retail	6.8
Pharmaceuticals	6.3
Chemicals	6.3
Road & Rail	5.3
Multi-Utilities	4.9
Insurance	4.7
Aerospace & Defense	4.7
Interactive Media & Services	4.0
Food & Staples Retailing	4.0
Health Care Providers & Services	3.8
Semiconductors & Semiconductor Equipment	3.7
Capital Markets	3.6

Entertainment	3.0%
Food Products	2.4
Oil, Gas & Consumable Fuels	2.3
Health Care Equipment & Supplies	2.3
Household Durables	2.2
Automobiles	2.1
Equity Real Estate Investment Trusts (REITs)	2.0
Machinery	1.9
Building Products	1.7
Household Products	1.6
Air Freight & Logistics	1.2

110.6
Liabilities in excess of other assets	(10.6)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

	Gross Market
	Value of
	Recognized	Collateral	Net
Description	Assets/(Liabilities)	Pledged/(Received)(1)	Amount
Securities on Loan	$19,404,571	$(19,404,571)	$—

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund	19

Statement of Assets and Liabilities

as of September 30, 2020

Assets
Investments at value, including securities on loan of $19,404,571:
Unaffiliated investments (cost $170,037,911)	$186,939,707
Affiliated investments (cost $21,870,096)	21,872,350
Receivable for investments sold	918,772
Dividends receivable	121,837
Receivable for Series shares sold	106,862
Tax reclaim receivable	65,263
Prepaid expenses and other assets	4,264

Total Assets	210,029,055

Liabilities
Payable to broker for collateral for securities on loan	19,730,505
Payable for investments purchased	912,173
Payable for Series shares reacquired	300,574
Accrued expenses and other liabilities	109,739
Management fee payable	95,325
Distribution fee payable	42,902
Affiliated transfer agent fee payable	15,996

Total Liabilities	21,207,214

Net Assets	$188,821,841

Net assets were comprised of:
Common stock, at par	$13,484
Paid-in capital in excess of par	177,370,323
Total distributable earnings (loss)	11,438,034

Net assets, September 30, 2020	$188,821,841

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share, ($151,149,268 ÷ 10,775,895 shares of common stock issued and outstanding)	$14.03
Maximum sales charge (5.50% of offering price)	0.82

Maximum offering price to public	$14.85

Class C
Net asset value, offering price and redemption price per share, ($5,873,668 ÷ 554,445 shares of common stock issued and outstanding)	$10.59

Class R
Net asset value, offering price and redemption price per share, ($494,437 ÷ 42,079 shares of common stock issued and outstanding)	$11.75

Class Z
Net asset value, offering price and redemption price per share, ($30,153,141 ÷ 2,033,939 shares of common stock issued and outstanding)	$14.82

Class R6
Net asset value, offering price and redemption price per share, ($1,151,327 ÷ 77,865 shares of common stock issued and outstanding)	$14.79

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund	21

Statement of Operations

Year Ended September 30, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $49,647 foreign withholding tax)	$4,205,260
Affiliated dividend income	74,857
Income from securities lending, net (including affiliated income of $31,930)	35,106

Total income	4,315,223

Expenses
Management fee	1,294,166
Distribution fee(a)	595,929
Transfer agent’s fees and expenses (including affiliated expense of $124,916)(a)	302,319
Custodian and accounting fees	75,693
Registration fees(a)	72,511
Shareholders’ reports	52,090
Legal fees and expenses	28,260
Audit fee	24,154
Directors’ fees	14,290
Miscellaneous	24,254

Total expenses	2,483,666
Less: Fee waiver and/or expense reimbursement(a)	(34,712)
Distribution fee waiver(a)	(2,619)

Net expenses	2,446,335

Net investment income (loss)	1,868,888

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,640)	(5,411,166)
Foreign currency transactions	8,074

(5,403,092)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,376)	(1,519,046)
Foreign currencies	6,253

(1,512,793)

Net gain (loss) on investment and foreign currency transactions	(6,915,885)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(5,046,997)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	490,662	16,728	80,683	7,856	—	—
Transfer agent’s fees and expenses	234,909	10,444	12,548	1,742	42,623	53
Registration fees	13,190	5,958	12,947	13,566	13,234	13,616
Fee waiver and/or expense reimbursement	—	(10,901)	—	(11,801)	—	(12,010)
Distribution fee waiver	—	—	—	(2,619)	—	—

See Notes to Financial Statements.

22

Statements of Changes in Net Assets

	Year Ended
	September 30,

	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,868,888	$3,098,530
Net realized gain (loss) on investment and foreign currency transactions	(5,403,092)	18,667,343
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,512,793)	(63,871,717)

Net increase (decrease) in net assets resulting from operations	(5,046,997)	(42,105,844)

Dividends and Distributions
Distributions from distributable earnings
Class A	(14,946,779)	(28,829,960)
Class B	(264,691)	(720,916)
Class C	(995,657)	(4,758,944)
Class R	(179,353)	(496,144)
Class Z	(4,375,230)	(17,077,466)
Class R6	(106,094)	(2,483,158)

	(20,867,804)	(54,366,588)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	10,015,902	28,980,479
Net asset value of shares issued in reinvestment of dividends and distributions	20,476,867	53,306,093
Cost of shares reacquired	(72,470,026)	(155,796,738)

Net increase (decrease) in net assets from Series share transactions	(41,977,257)	(73,510,166)

Total increase (decrease)	(67,892,058)	(169,982,598)

Net Assets:
Beginning of year	256,713,899	426,696,497

End of year	$188,821,841	$256,713,899

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund	23

Notes to Financial Statements

1.     Organization

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of three series: PGIM Balanced Fund, PGIM Jennison Focused Value Fund (formerly known as PGIM Jennison Equity Opportunity Fund) and PGIM Jennison Growth Fund, each of which are diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison Focused Value Fund (the “Series”).

The investment objective of the Series is to achieve long-term growth of capital.

2.     Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

24

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s

PGIM Jennison Focused Value Fund	25

Notes to Financial Statements (continued)

most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Series has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Series limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Series’ investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term

26

portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Company, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned

PGIM Jennison Focused Value Fund	27

Notes to Financial Statements (continued)

and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Series invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

28

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.     Agreements

The Company, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadvisor”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. The Manager pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.60% of the Series average daily net assets up to $300 million and 0.575% of the average daily net assets of the Series over $300 million. The effective management fee rate before any waivers and/or expense reimbursements was 0.60% for the year ended September 30, 2020.

The Manager has contractually agreed, through January 31, 2022, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 1.53% of average daily net assets for Class R shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed

PGIM Jennison Focused Value Fund	29

Notes to Financial Statements (continued)

total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through January 31, 2022 to limit such fees to 0.50% of the average daily net assets of Class R shares.

For the year ended September 30, 2020, PIMS received $63,440 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended September 30, 2020, PIMS received $180 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.     Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios

30

2, registered under the 1940 Act and managed by PGIM Investments. Through the Series’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended September 30, 2020, no 17a-7 transactions were entered into by the Series.

5.     Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended September 30, 2020, were $270,621,272 and $319,852,720, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended September 30, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$14,253,567	$70,975,653	$83,095,097	$—	$—	$2,134,123	2,134,123	$74,857

PGIM Institutional Money Market Fund*
4,619,279	265,485,282	250,370,350	2,376	1,640	19,738,227	19,742,175	31,930	**

$18,872,846	$336,460,935	$333,465,447	$2,376	$1,640	$21,872,350		$106,787

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

PGIM Jennison Focused Value Fund	31

Notes to Financial Statements (continued)

6.     Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended September 30, 2020, the tax character of dividends paid by the Series were $2,275,889 of ordinary income and $18,591,915 of long-term capital gains. For the year ended September 30, 2019, the tax character of dividends paid by the Series were $12,965,983 of ordinary income and $41,400,605 of long-term capital gains.

As of September 30, 2020, the accumulated undistributed earnings on a tax basis was $1,825,769 of ordinary income.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2020 were as follows:

	Gross	Gross	Net
	Unrealized	Unrealized	Unrealized
Tax Basis	Appreciation	Depreciation	Appreciation
$192,819,820	$29,781,849	$(13,789,612)	$15,992,237

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Series had a capital loss carryforward as of September 30, 2020 of approximately $6,380,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2020 are subject to such review.

7.     Capital and Ownership

The Series offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial

32

sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Series converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 6.625 billion shares of capital stock, $0.001 par value per share, 1.02 billion of which are designated as shares of the Series. The shares are further classified and designated as follows:

Class A	100,000,000
Class B	2,000,000
Class C	25,000,000
Class R	200,000,000
Class Z	325,000,000
Class T	50,000,000
Class R6	320,000,000

The Series currently does not have any Class B or Class T shares outstanding.

As of September 30, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Series as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	5,948	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Series are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	2	49.7%

PGIM Jennison Focused Value Fund	33

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2020:
Shares sold	316,168	$4,319,339
Shares issued in reinvestment of dividends and distributions	950,412	14,721,886
Shares reacquired	(2,308,864)	(33,022,444)

Net increase (decrease) in shares outstanding before conversion	(1,042,284)	(13,981,219)
Shares issued upon conversion from other share class(es)	259,959	3,562,850
Shares reacquired upon conversion into other share class(es)	(59,327)	(856,219)

Net increase (decrease) in shares outstanding	(841,652)	$(11,274,588)

Year ended September 30, 2019:
Shares sold	391,520	$6,255,286
Shares issued in reinvestment of dividends and distributions	1,931,988	28,187,707
Shares reacquired	(2,605,085)	(42,369,547)

Net increase (decrease) in shares outstanding before conversion	(281,577)	(7,926,554)
Shares issued upon conversion from other share class(es)	814,333	13,395,921
Shares reacquired upon conversion into other share class(es)	(58,122)	(929,477)

Net increase (decrease) in shares outstanding	474,634	$4,539,890

Class B
Period ended June 26, 2020*:
Shares sold	456	$4,983
Shares issued in reinvestment of dividends and distributions	22,124	259,740
Shares reacquired	(42,757)	(478,245)

Net increase (decrease) in shares outstanding before conversion	(20,177)	(213,522)
Shares reacquired upon conversion into other share class(es)	(210,198)	(2,109,887)

Net increase (decrease) in shares outstanding	(230,375)	$(2,323,409)

Year ended September 30, 2019:
Shares sold	1,877	$24,475
Shares issued in reinvestment of dividends and distributions	62,151	706,659
Shares reacquired	(79,655)	(994,276)

Net increase (decrease) in shares outstanding before conversion	(15,627)	(263,142)
Shares reacquired upon conversion into other share class(es)	(45,783)	(581,760)

Net increase (decrease) in shares outstanding	(61,410)	$(844,902)

34

Class C	Shares	Amount
Year ended September 30, 2020:
Shares sold	31,395	$344,871
Shares issued in reinvestment of dividends and distributions	79,485	936,329
Shares reacquired	(297,775)	(3,354,686)

Net increase (decrease) in shares outstanding before conversion	(186,895)	(2,073,486)
Shares reacquired upon conversion into other share class(es)	(159,747)	(1,756,143)

Net increase (decrease) in shares outstanding	(346,642)	$(3,829,629)

Year ended September 30, 2019:
Shares sold	160,929	$1,939,927
Shares issued in reinvestment of dividends and distributions	404,351	4,613,643
Shares reacquired	(566,189)	(7,262,783)

Net increase (decrease) in shares outstanding before conversion	(909)	(709,213)
Shares reacquired upon conversion into other share class(es)	(1,054,567)	(13,478,236)

Net increase (decrease) in shares outstanding	(1,055,476)	$(14,187,449)

Class R
Year ended September 30, 2020:
Shares sold	14,065	$177,686
Shares issued in reinvestment of dividends and distributions	6,606	85,944
Shares reacquired	(131,990)	(1,639,082)

Net increase (decrease) in shares outstanding	(111,319)	$(1,375,452)

Year ended September 30, 2019:
Shares sold	30,454	$400,728
Shares issued in reinvestment of dividends and distributions	24,004	299,086
Shares reacquired	(91,211)	(1,203,572)

Net increase (decrease) in shares outstanding	(36,753)	$(503,758)

Class Z
Year ended September 30, 2020:
Shares sold	324,643	$4,865,762
Shares issued in reinvestment of dividends and distributions	267,414	4,366,874
Shares reacquired	(2,160,614)	(33,420,477)

Net increase (decrease) in shares outstanding before conversion	(1,568,557)	(24,187,841)
Shares issued upon conversion from other share class(es)	73,979	1,129,565
Shares reacquired upon conversion into other share class(es)	(4,840)	(65,102)

Net increase (decrease) in shares outstanding	(1,499,418)	$(23,123,378)

Year ended September 30, 2019:
Shares sold	1,046,142	$17,796,182
Shares issued in reinvestment of dividends and distributions	1,112,146	17,015,840
Shares reacquired	(5,087,618)	(85,553,733)

Net increase (decrease) in shares outstanding before conversion	(2,929,330)	(50,741,711)
Shares issued upon conversion from other share class(es)	99,052	1,624,007
Shares reacquired upon conversion into other share class(es)	(4,615)	(75,332)

Net increase (decrease) in shares outstanding	(2,834,893)	$(49,193,036)

PGIM Jennison Focused Value Fund	35

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended September 30, 2020:
Shares sold	20,920	$303,261
Shares issued in reinvestment of dividends and distributions	6,513	106,094
Shares reacquired	(37,137)	(555,092)

Net increase (decrease) in shares outstanding before conversion	(9,704)	(145,737)
Shares issued upon conversion from other share class(es)	6,294	94,936

Net increase (decrease) in shares outstanding	(3,410)	$(50,801)

Year ended September 30, 2019:
Shares sold	154,628	$2,563,881
Shares issued in reinvestment of dividends and distributions	162,192	2,483,158
Shares reacquired	(1,114,444)	(18,412,827)

Net increase (decrease) in shares outstanding before conversion	(797,624)	(13,365,788)
Shares issued upon conversion from other share class(es)	2,584	44,877

Net increase (decrease) in shares outstanding	(795,040)	$(13,320,911)

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Series converted into Class A shares.

8.     Borrowings

The Company, on behalf of the Series, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 1,222,500,000*	$ 900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
	1.20% plus the higher of (1)	1.25% plus the higher of (1)
	the effective federal funds	the effective federal funds
Annualized Interest Rate on	rate, (2) the one-month	rate, (2) the one-month
Borrowings
	LIBOR rate or (3) zero	LIBOR rate or (3) zero
	percent	percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Subsequent to the reporting period end, the SCA has been renewed effective October 2, 2020 and will provide a commitment of $1,200,000,000 through September 30, 2021. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

36

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Series utilized the SCA during the year ended September 30, 2020. The average daily balance for the 9 days that the Series had loans outstanding during the period was approximately $613,000, borrowed at a weighted average interest rate of 2.71%. The maximum loan outstanding amount during the period was $947,000. At September 30, 2020, the Series did not have an outstanding loan amount.

9.   Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the Series’ risks, please refer to the Series’ Prospectus and Statement of Additional Information.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. The Series’ holdings can vary significantly from broad market indexes and the performance of the Series can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Series’ shares. There is no requirement that these entities maintain their investment in the Series. There is a risk that such large shareholders or that the Series’ shareholders generally may redeem all or a substantial portion of their investments in the Series in a short period of time, which could have a significant negative impact on the Series’ NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Series’ ability to implement its investment strategy. The Series’ ability to pursue its

PGIM Jennison Focused Value Fund	37

Notes to Financial Statements (continued)

investment objective after one or more large scale redemptions may be impaired and, as a result, the Series may invest a larger portion of its assets in cash or cash equivalents.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline. Additionally, the Series may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Series has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

Value Style Risk: Since the Series follows a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may not be undervalued.

10.   Recent Accounting Pronouncements and Reporting Updates

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

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Financial Highlights

Class A Shares
	Year Ended September 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.63	$20.62	$20.89	$19.11	$18.46
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.14	0.14	0.08	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.38)	(2.42)	2.42	3.21	1.97
Total from investment operations	(0.26)	(2.28)	2.56	3.29	2.11
Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.09)	(0.19)	(0.16)	(0.13)
Distributions from net realized gains	(1.19)	(2.62)	(2.64)	(1.35)	(1.33)
Total dividends and distributions	(1.34)	(2.71)	(2.83)	(1.51)	(1.46)
Net asset value, end of year	$14.03	$15.63	$20.62	$20.89	$19.11
Total Return(b):	(2.50)%	(10.13)%	13.39%	17.80%	12.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$151,149	$181,559	$229,733	$229,043	$226,889
Average net assets (000)	$163,554	$193,160	$233,106	$231,082	$235,287
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.15%	1.11%	1.06%	1.09%	1.07%
Expenses before waivers and/or expense reimbursement	1.15%	1.11%	1.06%	1.09%	1.07%
Net investment income (loss)	0.85%	0.87%	0.72%	0.39%	0.78%
Portfolio turnover rate(e)	128%	47%	59%	49%	59%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund	39

Financial Highlights (continued)

Class C Shares
	Year Ended September 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.15	$16.75	$17.48	$16.24	$15.89
Income (loss) from investment operations:
Net investment income (loss)	– (b)	0.02	– (c)	(0.05)	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.29)	(2.00)	1.99	2.70	1.69
Total from investment operations	(0.29)	(1.98)	1.99	2.65	1.70
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	–	(0.08)	(0.06)	(0.02)
Distributions from net realized gains	(1.19)	(2.62)	(2.64)	(1.35)	(1.33)
Total dividends and distributions	(1.27)	(2.62)	(2.72)	(1.41)	(1.35)
Net asset value, end of year	$10.59	$12.15	$16.75	$17.48	$16.24
Total Return(d):	(3.41)%	(10.78)%	12.61%	16.91%	11.41%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,874	$10,945	$32,765	$35,289	$37,229
Average net assets (000)	$8,068	$20,114	$34,589	$37,497	$40,176
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	2.02%	1.85%	1.78%	1.79%	1.77%
Expenses before waivers and/or expense reimbursement	2.02%	1.85%	1.78%	1.79%	1.77%
Net investment income (loss)	(0.02)%	0.13%	0.01%	(0.31)%	0.08%
Portfolio turnover rate(g)	128%	47%	59%	49%	59%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(e)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Does not include expenses of the underlying funds in which the Series invests.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class R Shares
	Year Ended September 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.30	$18.01	$18.63	$17.21	$16.76
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.06	0.05	0.03	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.30)	(2.13)	2.12	2.87	1.79
Total from investment operations	(0.25)	(2.07)	2.17	2.90	1.88
Less Dividends and Distributions:
Dividends from net investment income	(0.11)	(0.02)	(0.15)	(0.13)	(0.10)
Distributions from net realized gains	(1.19)	(2.62)	(2.64)	(1.35)	(1.33)
Total dividends and distributions	(1.30)	(2.64)	(2.79)	(1.48)	(1.43)
Net asset value, end of year	$11.75	$13.30	$18.01	$18.63	$17.21
Total Return(b):	(2.82)%	(10.53)%	12.85%	17.49%	11.98%

Ratios/Supplemental Data:
Net assets, end of year (000)	$494	$2,041	$3,424	$5,382	$5,880
Average net assets (000)	$1,047	$2,504	$4,542	$5,859	$6,281
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.53%	1.53%	1.53%	1.29%	1.27%
Expenses before waivers and/or expense reimbursement	2.91%	1.89%	1.84%	1.54%	1.52%
Net investment income (loss)	0.38%	0.44%	0.26%	0.19%	0.57%
Portfolio turnover rate(e)	128%	47%	59%	49%	59%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund	41

Financial Highlights (continued)

Class Z Shares
	Year Ended September 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.43	$21.52	$21.68	$19.78	$19.06
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.21	0.21	0.14	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.42)	(2.54)	2.52	3.32	2.04
Total from investment operations	(0.24)	(2.33)	2.73	3.46	2.24
Less Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.14)	(0.25)	(0.21)	(0.19)
Distributions from net realized gains	(1.19)	(2.62)	(2.64)	(1.35)	(1.33)
Total dividends and distributions	(1.37)	(2.76)	(2.89)	(1.56)	(1.52)
Net asset value, end of year	$14.82	$16.43	$21.52	$21.68	$19.78
Total Return(b):	(2.16)%	(9.86)%	13.74%	18.11%	12.49%

Ratios/Supplemental Data:
Net assets, end of year (000)	$30,153	$58,051	$137,027	$124,480	$102,564
Average net assets (000)	$40,142	$101,530	$131,155	$115,507	$123,372
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.84%	0.80%	0.76%	0.79%	0.77%
Expenses before waivers and/or expense reimbursement	0.84%	0.80%	0.76%	0.79%	0.77%
Net investment income (loss)	1.15%	1.20%	0.99%	0.70%	1.06%
Portfolio turnover rate(e)	128%	47%	59%	49%	59%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class R6 Shares
	Year Ended September 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.39	$21.53	$21.70	$19.80	$19.09
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.22	0.22	0.17	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.41)	(2.59)	2.52	3.31	2.03
Total from investment operations	(0.23)	(2.37)	2.74	3.48	2.26
Less Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.15)	(0.27)	(0.23)	(0.22)
Distributions from net realized gains	(1.19)	(2.62)	(2.64)	(1.35)	(1.33)
Total dividends and distributions	(1.37)	(2.77)	(2.91)	(1.58)	(1.55)
Net asset value, end of year	$14.79	$16.39	$21.53	$21.70	$19.80
Total Return(b):	(2.17)%	(10.08)%	13.80%	18.21%	12.61%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,151	$1,332	$18,870	$17,438	$16,766
Average net assets (000)	$1,210	$12,474	$18,366	$16,981	$16,698
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.84%	0.78%	0.72%	0.66%	0.66%
Expenses before waivers and/or expense reimbursement	1.83%	0.78%	0.72%	0.66%	0.66%
Net investment income (loss)	1.17%	1.26%	1.04%	0.81%	1.20%
Portfolio turnover rate(e)	128%	47%	59%	49%	59%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund	43

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Investment Portfolios, Inc. and Shareholders of PGIM Jennison Focused Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Focused Value Fund (one of the funds constituting The Prudential Investment Portfolios, Inc., referred to hereafter as the “Fund”) as of September 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

November 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

44

Series Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Series has adopted and implemented a liquidity risk management program (the “LRMP”). The Series’ LRMP seeks to assess and manage the Series’ liquidity risk, which is defined as the risk that the Series is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Series. The Company’s Board of Directors (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Series’ investment manager, to serve as the administrator of the Series’ LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Series’ LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Series’ LRMP includes no less than annual assessments of factors that influence the Series’ liquidity risk; no less than monthly classifications of the Series’ investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Series’ assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Series does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Series’ LRMP, including any material changes to the LRMP for the period from the inception of the Series’ LRMP on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Series’ LRMP was reasonably designed to assess and manage the Series’ liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Series’ investment strategies continue to be appropriate given the Series’ status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Series, including liquidity risks presented by the Series’ investment portfolio, is found in the Series’ Prospectus and Statement of Additional Information.

PGIM Jennison Focused Value Fund	45

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2020, the Series reported the maximum amount allowed per share, but not less than $1.19 for Class A, B, C, R, Z, and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2020, the Series reports in the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI), and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Focused Value Fund	100.00%	100.00%

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2020.

46

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Focused Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (June 2018-October 2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Focused Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Jennison Focused Value Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Focused Value Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Focused Value Fund, formerly PGIM Jennison Equity Opportunity Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM Jennison Focused Value Fund is a series of The Prudential Investment Portfolios, Inc.

PGIM Jennison Focused Value Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s

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portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison Focused Value Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	4th Quartile	4th Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

In December 2019, the Fund’s investment approach transitioned from blend to a focused large-cap value strategy, and the benchmark changed from the S&P 500 Index to the Russell 1000 Value Index. The Board considered the Fund’s performance history as of December 31, 2019 does not reflect its current investment mandate.

•	The Board considered that the Fund outperformed its benchmark and Peer Group for the first quarter of 2020.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses to exceed 1.53% for Class R shares through January 31, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Focused Value Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Focused Value Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON FOCUSED VALUE FUND

SHARE CLASS	A	C	R	Z	R6
NASDAQ	PJIAX	PJGCX	PJORX	PJGZX	PJOQX
CUSIP	74437E503	74437E701	74437E644	74437E800	74437E552

MF172E

PGIM JENNISON GROWTH FUND

ANNUAL REPORT

SEPTEMBER 30, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Growth Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2020.

During the first half of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first half of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. As states reopened their economies in the spring and summer, a strong equity market rally helped stocks around the globe post gains during the period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Growth Fund

November 16, 2020

PGIM Jennison Growth Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	46.78	19.97	17.31	—
(without sales charges)	55.32	21.34	17.98	—
Class C
(with sales charges)	53.27	20.52	17.16	—
(without sales charges)	54.27	20.52	17.16	—
Class R
(without sales charges)	54.99	21.09	17.75	—
Class Z
(without sales charges)	55.83	21.72	18.34	—
Class R2
(without sales charges)	55.19	N/A	N/A	22.98 (11/28/17)
Class R4
(without sales charges)	55.59	N/A	N/A	23.30 (11/28/17)
Class R6
(without sales charges)	55.98	N/A	N/A	25.60 (9/27/17)
Russell 1000 Growth Index
	37.53	20.10	17.25	—
S&P 500 Index
	15.14	14.14	13.73	—

Average Annual Total Returns as of 9/30/20 Since Inception (%)
		Class R2 (11/28/17)	Class R4 (11/28/17)	Class R6 (9/27/17)
Russell 1000 Growth Index		20.17	20.17	21.67
S&P 500 Index		10.94	10.94	12.27

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2010) and the account values at the end of the current fiscal year (September 30, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Growth Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Russell 1000 Growth Index—The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Growth Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book ratios and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 9/30/20

Ten Largest Holdings	Line of Business	% of Net Assets
Amazon.com, Inc.	Internet & Direct Marketing Retail	8.1%
Tesla, Inc.	Automobiles	6.9%
Apple, Inc.	Technology Hardware, Storage & Peripherals	6.3%
Microsoft Corp.	Software	5.0%
Facebook, Inc., (Class A Stock)	Interactive Media & Services	4.3%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	4.2%
Netflix, Inc.	Entertainment	3.4%
Visa, Inc., (Class A Stock)	IT Services	3.1%
salesforce.com, Inc.	Software	2.9%
Adobe, Inc.	Software	2.8%

Holdings reflect only long-term Investments and are subject to change.

PGIM Jennison Growth Fund	7

Strategy and Performance Overview

How did the Fund perform?

The PGIM Jennison Growth Fund’s Class Z shares returned 55.83% in the 12-month reporting period that ended September 30, 2020, outperforming the 37.53% return of the Russell 1000 Growth Index (the Index).

What were the market conditions?

•

Markets were extremely volatile in the period, unsettled by US-China trade discord and the COVID-19 pandemic. Stocks peaked in February 2020, then dropped dramatically in March as the viral outbreak spread around the globe, disrupting markets and life everywhere.

•

The realities of COVID-19 dictated daily conduct for individuals, businesses, and governments around the world. Shelter-in-place rules and work-from-home policies became standard. Global infection and mortality rates reflected varying policy and social behaviors, with the US logging the highest number of infections and deaths. Human and capital resources were deployed in an overwhelming global effort to develop a vaccine.

•

Markets rebounded rapidly in the period’s final months, but the pandemic’s economic damage accumulated. The effects of US fiscal stimulus—trillions of dollars disbursed through the Coronavirus Aid, Relief, and Economic Security (CARES) Act and the Paycheck Protection Program—blunted the pandemic’s negative effect on US employment and spending. The Federal Reserve’s comprehensive monetary policy initiatives to bolster liquidity and stabilize asset prices contributed to record-low interest rates.

What worked?

•

Stock selection and sector weights benefited the Fund’s performance relative to the Index across every sector during the reporting period. Holdings in consumer discretionary, information technology, and communication services—the Fund’s three biggest sectors—strongly contributed to outperformance, as both stock selection and overweights in these sectors were beneficial.

•	In consumer discretionary:

•

Tesla Inc. surged on impressive financial results made possible by solid production, increased capacity, and strong execution. The company’s technology, scale, and low-cost advantage make it not only the breakaway leader in the electric-vehicle market but also position it to disrupt the automotive industry.

•

Consumer businesses that have migrated to digital, direct-to-consumer business models were notably strong performers. Amazon.com Inc.’s relevance and dominance in this area became more apparent during the period. The online retailer and cloud-computing giant continues to benefit from economies of scale and its platform-based

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business model, while strengthening its competitive edge through reinvestment. Amazon Web Services, its cloud-platform business, significantly drove revenue and profit.

•

Apparel retailer Lululemon Athletica Inc. benefited from its less-seasonal offerings, strong brand, and direct-to-consumer infrastructure that shields it from wholesale distribution backlogs and higher price discounting.

•	In information technology:

•	As key facilitators of e-commerce, digital payments processors were strong performers for the Fund.

•	Adyen NV has developed a single, dynamic, reliable, and secure payment platform that supports omni-channel e-commerce with end-to-end gateway, risk management, and processing services.

•

PayPal Holdings Inc. is the largest e-commerce payments enabler in the US and many developing countries. Jennison believes it can continue to deepen and extend its services among global, consumer, and business clients.

•

Recognition of the importance of digital commerce as the pandemic restricted personal mobility benefited Shopify Inc., which provides cloud-based, easy-to-use infrastructure tools to enable omni-channel e-commerce capability.

•	With millions of people working from home, the advantage of housing mission-critical software applications and services on the cloud is now essential.

•

In addition to a strong and stable enterprise business, Microsoft Corp. has a differentiated hybrid cloud strategy that is increasing its share of technology capital spending. Its Azure cloud business hosts Microsoft software and hundreds of cloud-native applications created by the company’s customers or third parties. Microsoft’s Teams collaboration platform also benefited as workers shifted from the office to working from home.

•	Adobe Inc.’s content creation and digital marketing applications and services continued to transform businesses operations.

•

Salesforce.com Inc. remains an industry leader in migrating traditional customer records systems to comprehensive customer intelligence systems. Despite unpredictable macroeconomic trends, enterprises are concluding that the financial benefits delivered by Salesforce more than offset the capital outlay required for software purchase and deployment.

PGIM Jennison Growth Fund	9

Strategy and Performance Overview (continued)

•

Higher demand for cloud storage led to robust data-center spending by chipmaker Nvidia Corp.’s largest customers. Nvidia recently acquired chip designer Mellanox Technologies Ltd. in a move to enhance its functionality and potentially increase its share of the data-center space.

•

With its huge installed base, computer and smartphone manufacturer Apple Inc. has benefited from rapid growth in service business subscriptions, a key source of recurring revenue. The company’s upcoming product cycle should provide robust revenue and profit growth, in Jennison’s view.

•

In communication services, Netflix Inc. continues to enhance its long-term competitive position with the industry’s largest investment in exclusive and original content. Given its still-low global penetration and the accelerating shift away from watching television programs when they are broadcast, Netflix has significant room for growth. The company’s secular growth profile looks even stronger in the current environment, as social distancing and shelter-in-place directives are drawing renewed attention to the value, utility, and resilience of video-streaming business models.

What didn’t work?

•	In industrials:

•

The longer-than-anticipated grounding and recertification of Boeing Co.’s 737 Max jet weighed on the company’s shares during the reporting period. With the COVID-19 outbreak severely restricting air travel and compromising the financial health of all airlines, the position in Boeing was eliminated.

•

The Fund’s position in French aerospace supplier Safran SA was closed based on the company’s exposure to the ailing airline industry. Most of Safran’s revenue is generated by its aerospace propulsion business, which includes a joint venture with aircraft engine giant General Electric.

•

In consumer discretionary, the position in Adidas AG was eliminated based on the German sportswear company’s softer-than-expected gross margin, COVID-19-related sporting event cancellations, and an anticipated backup in wholesale inventories.

•

In information technology, the Fund eliminated its position in FleetCor Technologies Inc., a provider of charge cards and payment-processing services to commercial and government trucking fleets, based on litigation related to the company’s marketing and fee practices, as well as on exposure to oil prices.

•	In health care, the position in Sage Therapeutics Inc. was closed as a Phase 3 clinical trial of its key developmental therapy to treat major depression fell short of its goal.

10	Visit our website at pgim.com/investments

Current outlook

•

The US economy continues to recover from the worst effects of the pandemic, but the pace of the rebound appears to be moderating. By the end of the reporting period, Congress had failed to agree on additional stimulus to take up the slack from the massive, but now largely exhausted, programs approved in March. Further job reductions at large companies, particularly where the effects of COVID-19 have created the most disruption, are an additional headwind. The uneven pace of reopening state economies and businesses heightens the need for further government action, in Jennison’s view.

•

Corporate profit recovery is set to continue, aided by reduced labor and travel costs that further expand profit margin opportunities. However, Jennison believes the outlook overall remains uncertain, not least because of uncertainty over the November US presidential election and the pandemic’s ongoing impact.

•

COVID-19 continues to disrupt activity around the globe. Jennison is optimistic that promising results from a number of clinical trials will result in an effective vaccine in the coming months, but it may be another 12 to 18 months before an approved product—the likely prerequisite for a broad-based recovery in confidence and activity—is globally available. Sectors whose share prices and operating fundamentals have been disproportionately hit by the disease will likely experience a relief rally once distribution of a vaccine begins, but a return to pre-COVID-19 operating rates will probably not transpire for some time thereafter.

•

Investors have demonstrated a preference for businesses that were thriving before the COVID-19 outbreak and that have benefited from pandemic-related tailwinds and enhanced competitive positions. The Fund holds many companies across the technology, consumer, and communications services industries in this category. Prospects for their continued growth at above-average rates remain strong, in Jennison’s view.

PGIM Jennison Growth Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

12	Visit our website at pgim.com/investments

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Growth Fund		Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,571.10	0.99%	$6.36
	Hypothetical	$1,000.00	$1,020.05	0.99%	$5.00
Class C	Actual	$1,000.00	$1,565.70	1.66%	$10.65
	Hypothetical	$1,000.00	$1,016.70	1.66%	$8.37
Class R	Actual	$1,000.00	$1,569.70	1.20%	$7.71
	Hypothetical	$1,000.00	$1,019.00	1.20%	$6.06
Class Z	Actual	$1,000.00	$1,573.70	0.68%	$4.38
	Hypothetical	$1,000.00	$1,021.60	0.68%	$3.44
Class R2	Actual	$1,000.00	$1,570.40	1.10%	$7.07
	Hypothetical	$1,000.00	$1,019.50	1.10%	$5.55
Class R4	Actual	$1,000.00	$1,572.50	0.85%	$5.47
	Hypothetical	$1,000.00	$1,020.75	0.85%	$4.29
Class R6	Actual	$1,000.00	$1,574.80	0.58%	$3.73
	Hypothetical	$1,000.00	$1,022.10	0.58%	$2.93

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2020, and divided by the 366 days in the Fund’s fiscal year ended September 30, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Growth Fund	13

Schedule of Investments

as of September 30, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 99.5%

COMMON STOCKS

Automobiles 6.9%

Tesla, Inc.*(a)	1,139,800	$488,985,598

Biotechnology 1.2%

Sarepta Therapeutics, Inc.*(a)	147,114	20,659,219
Vertex Pharmaceuticals, Inc.*	225,715	61,421,566

		82,080,785

Capital Markets 1.9%

Goldman Sachs Group, Inc. (The)	274,886	55,243,839
S&P Global, Inc.	224,855	81,082,713

		136,326,552

Entertainment 4.3%

Netflix, Inc.*	485,976	243,002,579
Spotify Technology SA*	259,240	62,883,847

		305,886,426

Equity Real Estate Investment Trusts (REITs) 0.5%

American Tower Corp.	150,759	36,442,973

Food & Staples Retailing 1.5%

Costco Wholesale Corp.	291,579	103,510,545

Health Care Equipment & Supplies 1.9%

Danaher Corp.	186,643	40,189,837
DexCom, Inc.*	153,904	63,443,846
Intuitive Surgical, Inc.*	39,179	27,799,068

		131,432,751

Health Care Providers & Services 1.2%

Guardant Health, Inc.*(a)	222,494	24,870,379
Humana, Inc.	136,220	56,380,096

		81,250,475

Health Care Technology 1.1%

Teladoc Health, Inc.*(a)	355,050	77,841,162

See Notes to Financial Statements.

PGIM Jennison Growth Fund	15

Schedule of Investments (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 1.4%

Chipotle Mexican Grill, Inc.*	78,089	$97,120,070

Interactive Media & Services 10.2%

Alphabet, Inc. (Class A Stock)*	82,826	121,389,786
Alphabet, Inc. (Class C Stock)*	82,503	121,246,409
Facebook, Inc. (Class A Stock)*	1,158,464	303,401,721
Match Group, Inc.*(a)	937,933	103,782,286
Tencent Holdings Ltd. (China)	1,021,884	68,901,326

		718,721,528

Internet & Direct Marketing Retail 9.7%

Alibaba Group Holding Ltd. (China), ADR*	262,841	77,269,997
Amazon.com, Inc.*	182,359	574,199,254
Wayfair, Inc. (Class A Stock)*(a)	118,737	34,553,655

		686,022,906

IT Services 14.3%

Adyen NV (Netherlands), 144A*	83,595	154,008,456
Mastercard, Inc. (Class A Stock)	533,647	180,463,406
PayPal Holdings, Inc.*	785,581	154,783,024
Shopify, Inc. (Canada) (Class A Stock)*	171,319	175,254,198
Twilio, Inc. (Class A Stock)*(a)	501,368	123,883,019
Visa, Inc. (Class A Stock)(a)	1,102,501	220,467,125

		1,008,859,228

Leisure Products 0.7%

Peloton Interactive, Inc. (Class A Stock)*	516,535	51,260,933

Personal Products 1.2%

Estee Lauder Cos., Inc. (The) (Class A Stock)	389,576	85,024,962

Pharmaceuticals 1.9%

AstraZeneca PLC (United Kingdom), ADR(a)	1,776,834	97,370,503
Eli Lilly & Co.	239,573	35,461,596

		132,832,099

Road & Rail 2.5%

Uber Technologies, Inc.*	2,596,102	94,705,801
Union Pacific Corp.	411,452	81,002,555

		175,708,356

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 4.2%

NVIDIA Corp.	551,212	$298,326,959

Software 18.6%

Adobe, Inc.*	399,025	195,693,831
Atlassian Corp. PLC (Class A Stock)*(a)	378,418	68,792,608
Coupa Software, Inc.*(a)	255,841	70,161,836
Crowdstrike Holdings, Inc. (Class A Stock)*(a)	512,831	70,421,953
Microsoft Corp.	1,676,956	352,714,155
RingCentral, Inc. (Class A Stock)*	247,201	67,883,867
salesforce.com, Inc.*	807,447	202,927,580
ServiceNow, Inc.*	133,552	64,772,720
Splunk, Inc.*(a)	422,645	79,512,204
Trade Desk, Inc. (The) (Class A Stock)*(a)	124,062	64,360,884
Workday, Inc. (Class A Stock)*	353,733	76,098,580

		1,313,340,218

Specialty Retail 2.3%

Carvana Co.*(a)	286,617	63,932,788
Home Depot, Inc. (The)	360,956	100,241,091

		164,173,879

Technology Hardware, Storage & Peripherals 6.3%

Apple, Inc.	3,854,788	446,422,998

Textiles, Apparel & Luxury Goods 5.7%

Kering SA (France)	145,364	96,460,227
Lululemon Athletica, Inc.*	397,549	130,940,714
LVMH Moet Hennessy Louis Vuitton SE (France)	96,107	44,942,802
NIKE, Inc. (Class B Stock)	998,457	125,346,292

		397,690,035

TOTAL LONG-TERM INVESTMENTS (cost $2,576,741,272)		7,019,261,438

SHORT-TERM INVESTMENTS 15.1%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	10,045,805	10,045,805

See Notes to Financial Statements.

PGIM Jennison Growth Fund	17

Schedule of Investments (continued)

as of September 30, 2020

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $1,050,900,525; includes $1,050,675,951 of cash collateral for securities on loan)(b)(w)	1,051,544,853	$1,051,334,544

TOTAL SHORT-TERM INVESTMENTS (cost $1,060,946,330)		1,061,380,349

TOTAL INVESTMENTS 114.6% (cost $3,637,687,602)		8,080,641,787
Liabilities in excess of other assets (14.6)%		(1,027,607,778)

NET ASSETS 100.0%		$7,053,034,009

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,043,761,583; cash collateral of $1,050,675,951 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Series may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

18

The following is a summary of the inputs used as of September 30, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Automobiles	$488,985,598	$—	$—
Biotechnology	82,080,785	—	—
Capital Markets	136,326,552	—	—
Entertainment	305,886,426	—	—
Equity Real Estate Investment Trusts (REITs)	36,442,973	—	—
Food & Staples Retailing	103,510,545	—	—
Health Care Equipment & Supplies	131,432,751	—	—
Health Care Providers & Services	81,250,475	—	—
Health Care Technology	77,841,162	—	—
Hotels, Restaurants & Leisure	97,120,070	—	—
Interactive Media & Services	649,820,202	68,901,326	—
Internet & Direct Marketing Retail	686,022,906	—	—
IT Services	854,850,772	154,008,456	—
Leisure Products	51,260,933	—	—
Personal Products	85,024,962	—	—
Pharmaceuticals	132,832,099	—	—
Road & Rail	175,708,356	—	—
Semiconductors & Semiconductor Equipment	298,326,959	—	—
Software	1,313,340,218	—	—
Specialty Retail	164,173,879	—	—
Technology Hardware, Storage & Peripherals	446,422,998	—	—
Textiles, Apparel & Luxury Goods	256,287,006	141,403,029	—
Affiliated Mutual Funds	1,061,380,349	—	—

Total	$7,716,328,976	$364,312,811	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2020 were as follows (unaudited):

Software	18.6%
Affiliated Mutual Funds (14.9% represents investments purchased with collateral from securities on loan)	15.1
IT Services	14.3
Interactive Media & Services	10.2
Internet & Direct Marketing Retail	9.7
Automobiles	6.9
Technology Hardware, Storage & Peripherals	6.3
Textiles, Apparel & Luxury Goods	5.7
Entertainment	4.3
Semiconductors & Semiconductor Equipment	4.2

Road & Rail	2.5%
Specialty Retail	2.3
Capital Markets	1.9
Pharmaceuticals	1.9
Health Care Equipment & Supplies	1.9
Food & Staples Retailing	1.5
Hotels, Restaurants & Leisure	1.4
Personal Products	1.2
Biotechnology	1.2
Health Care Providers & Services	1.2
Health Care Technology	1.1
Leisure Products	0.7

See Notes to Financial Statements.

PGIM Jennison Growth Fund	19

Schedule of Investments (continued)

as of September 30, 2020

Industry Classification (continued):

Equity Real Estate Investment Trusts (REITs)	0.5%

114.6
Liabilities in excess of other assets	(14.6)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

	Gross Market
	Value of
	Recognized	Collateral	Net
Description	Assets/(Liabilities)	Pledged/(Received)(1)	Amount
Securities on Loan	$1,043,761,583	$(1,043,761,583)	$—

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

as of September 30, 2020

Assets
Investments at value, including securities on loan of $1,043,761,583:
Unaffiliated investments (cost $2,576,741,272)	$7,019,261,438
Affiliated investments (cost $1,060,946,330)	1,061,380,349
Receivable for investments sold	54,218,985
Receivable for Series shares sold	5,704,696
Tax reclaim receivable	732,813
Dividends receivable	472,929
Prepaid expenses	46,032

Total Assets	8,141,817,242

Liabilities
Payable to broker for collateral for securities on loan	1,050,675,951
Payable for investments purchased	20,182,616
Payable for Series shares reacquired	12,508,867
Management fee payable	3,206,845
Accrued expenses and other liabilities	1,168,272
Distribution fee payable	701,566
Affiliated transfer agent fee payable	338,758
Affiliated shareholder servicing fees payable	358

Total Liabilities	1,088,783,233

Net Assets	$7,053,034,009

Net assets were comprised of:
Common stock, at par	$117,731
Paid-in capital in excess of par	2,057,804,295
Total distributable earnings (loss)	4,995,111,983

Net assets, September 30, 2020	$7,053,034,009

See Notes to Financial Statements.

PGIM Jennison Growth Fund	21

Statement of Assets and Liabilities

as of September 30, 2020

Class A
Net asset value and redemption price per share, ($1,816,527,400 ÷ 31,748,125 shares of common stock issued and outstanding)	$57.22
Maximum sales charge (5.50% of offering price)	3.33

Maximum offering price to public	$60.55

Class C
Net asset value, offering price and redemption price per share,
($165,723,884 ÷ 3,799,258 shares of common stock issued and outstanding)	$43.62

Class R
Net asset value, offering price and redemption price per share,
($300,322,827 ÷ 6,130,616 shares of common stock issued and outstanding)	$48.99

Class Z
Net asset value, offering price and redemption price per share,
($4,149,643,100 ÷ 66,176,875 shares of common stock issued and outstanding)	$62.71

Class R2
Net asset value, offering price and redemption price per share,
($4,533,822 ÷ 73,133 shares of common stock issued and outstanding)	$61.99

Class R4
Net asset value, offering price and redemption price per share,
($6,840,055 ÷ 109,471 shares of common stock issued and outstanding)	$62.48

Class R6
Net asset value, offering price and redemption price per share,
($609,442,921 ÷ 9,693,090 shares of common stock issued and outstanding)	$62.87

See Notes to Financial Statements.

22

Statement of Operations

Year Ended September 30, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $187,607 foreign withholding tax)	$29,258,630
Income from securities lending, net (including affiliated income of $1,658,516)	1,952,563
Affiliated dividend income	157,478

Total income	31,368,671

Expenses
Management fee	32,432,897
Distribution fee(a)	7,869,494
Shareholder servicing fees (including affiliated expense of $3,397)(a)	8,546
Transfer agent’s fees and expenses (including affiliated expense of $2,008,950)(a)	6,046,450
Custodian and accounting fees	421,902
Shareholders’ reports	182,925
Registration fees(a)	153,566
Directors’ fees	96,280
Legal fees and expenses	46,577
Audit fee	24,354
Miscellaneous	143,803

Total expenses	47,426,794
Less: Fee waiver and/or expense reimbursement(a)	(61,194)
Distribution fee waiver(a)	(696,753)

Net expenses	46,668,847

Net investment income (loss)	(15,300,176)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(395,025))	663,100,903
Foreign currency transactions	133,071

663,233,974

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $417,047)	1,969,714,990
Foreign currencies	55,775

1,969,770,765

Net gain (loss) on investment and foreign currency transactions	2,633,004,739

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,617,704,563

See Notes to Financial Statements.

PGIM Jennison Growth Fund	23

Statement of Operations

Year Ended September 30, 2020

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	4,364,622	49,773	1,355,681	2,090,260	—	9,158	—	—
Shareholder servicing fees	—	—	—	—	—	3,663	4,883	—
Transfer agent’s fees and expenses	1,740,976	47,538	115,227	359,170	3,766,200	5,732	7,797	3,810
Registration fees	30,154	6,053	15,463	13,779	46,880	13,479	13,479	14,279
Fee waiver and/or expense reimbursement	—	(35,258)	—	—	—	(12,976)	(12,960)	—
Distribution fee waiver	—	—	—	(696,753)	—	—	—	—

See Notes to Financial Statements.

24

Statements of Changes in Net Assets

	Year Ended
	September 30,

	2020	2019

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(15,300,176)	$(2,255,018)
Net realized gain (loss) on investment and foreign currency transactions	663,233,974	333,255,023
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,969,770,765	(390,863,911)

Net increase (decrease) in net assets resulting from operations	2,617,704,563	(59,863,906)

Dividends and Distributions
Distributions from distributable earnings
Class A	(104,917,397)	(63,605,883)
Class B	(785,755)	(870,715)
Class C	(12,359,218)	(10,461,165)
Class R	(25,255,542)	(17,477,510)
Class Z	(227,550,125)	(156,200,474)
Class R2	(233,992)	(345,321)
Class R4	(302,253)	(225,237)
Class R6	(27,740,336)	(5,871,697)

	(399,144,618)	(255,058,002)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	1,233,112,621	1,145,580,270
Net asset value of shares issued in reinvestment of dividends and distributions	373,641,405	237,544,755
Cost of shares reacquired	(1,818,140,629)	(1,528,147,328)

Net increase (decrease) in net assets from Series share transactions	(211,386,603)	(145,022,303)

Total increase (decrease)	2,007,173,342	(459,944,211)

Net Assets:
Beginning of year	5,045,860,667	5,505,804,878

End of year	$7,053,034,009	$5,045,860,667

See Notes to Financial Statements.

PGIM Jennison Growth Fund	25

Notes to Financial Statements

1.    Organization

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of three series: PGIM Balanced Fund, PGIM Jennison Focused Value Fund (formerly known as PGIM Jennison Equity Opportunity Fund) and PGIM Jennison Growth Fund, each of which are diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison Growth Fund (the “Series”).

The investment objective of the Series is to achieve long-term growth of capital.

2.     Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

26

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s

PGIM Jennison Growth Fund	27

Notes to Financial Statements (continued)

most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Series has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Series limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Series’ investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term

28

portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Company, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned

PGIM Jennison Growth Fund	29

Notes to Financial Statements (continued)

and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Series invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

30

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Company, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “Subadviser”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. The Manager pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.60% of the Series’ average daily net assets up to $300 million, 0.575% of the average daily net assets on the next $2.7 billion and 0.55% of the average daily net assets in excess of $3 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.56% for the year ended September 30, 2020.

The Manager has contractually agreed, through January 31, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class R6 shares. Separately, the Manager has contractually agreed, through January 31, 2022, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 1.10% of average daily net assets for Class R2 shares or 0.85% of average daily net assets for Class R4 shares. The contractual waiver and expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales.

PGIM Jennison Growth Fund	31

Notes to Financial Statements (continued)

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A , Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through January 31, 2022 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

For the year ended September 30, 2020, PIMS received $1,568,851 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended September 30, 2020, PIMS received $2,049 and $11,566 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS, PMFS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

32

4.    Other Transactions with Affiliates

PMFS serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Series’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended September 30, 2020, no 17a-7 transactions were entered into by the Series.

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended September 30, 2020, were $2,820,654,070 and $3,481,061,473, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended September 30, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$ 10,613,551	$1,378,500,423	$1,379,068,169	$ —	$ —	$ 10,045,805	10,045,805	$ 157,478

PGIM Jennison Growth Fund	33

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund*
$157,208,244	$5,565,942,275	$4,671,837,997	$417,047	$(395,025)	$1,051,334,544	1,051,544,853	$1,658,516	**

$167,821,795	$6,944,442,698	$6,050,906,166	$417,047	$(395,025)	$1,061,380,349		$1,815,994

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended September 30, 2020, the tax character of dividends paid by the Series was and $399,144,618 of long-term capital gains. For the year ended September 30, 2019, the tax character of dividends paid by the Series were $28,640,180 of ordinary income and $226,417,822 of long-term capital gains.

As of September 30, 2020, the accumulated undistributed earnings on a tax basis were $13,112,164 of ordinary income and $558,115,141 of long-term capital gains.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$3,656,757,109	$4,441,119,364	$(17,234,686)	$4,423,884,678

The difference between book and tax basis was primarily attributable to deferred losses on wash sales and corporate spin-offs.

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended

34

September 30, 2020 are subject to such review.

7.    Capital and Ownership

The Series offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Series converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 6.625 billion shares of common stock at $0.001 par value per share, 1.897 billion of which are designated as shares of the Series. The shares are further classified and designated as follows:

Class A	125,000,000
Class B	2,000,000
Class C	25,000,000
Class R	220,000,000
Class Z	825,000,000
Class T	50,000,000
Class R2	125,000,000
Class R4	250,000,000
Class R6	275,000,000

The Series currently does not have any Class B or Class T shares outstanding.

As of September 30, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Series as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	19,227	0.1%
Class C	54	0.1%
Class R	5,454,190	89.0%
Class Z	359,537	0.5%
Class R6	1,787	0.1%

PGIM Jennison Growth Fund	35

Notes to Financial Statements (continued)

At the reporting period end, the number of shareholders holding greater than 5% of the Series are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	4	42.2%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2020:
Shares sold	3,000,083	$134,784,660
Shares issued in reinvestment of dividends and distributions	2,507,625	100,355,167
Shares reacquired	(5,754,156)	(252,674,381)

Net increase (decrease) in shares outstanding before conversion	(246,448)	(17,534,554)
Shares issued upon conversion from other share class(es)	534,595	24,811,598
Shares reacquired upon conversion into other share class(es)	(256,632)	(11,542,404)

Net increase (decrease) in shares outstanding	31,515	$(4,265,360)

Year ended September 30, 2019:
Shares sold	2,897,654	$111,076,254
Shares issued in reinvestment of dividends and distributions	1,708,724	60,420,497
Shares reacquired	(5,583,256)	(216,915,407)

Net increase (decrease) in shares outstanding before conversion	(976,878)	(45,418,656)
Shares issued upon conversion from other share class(es)	1,417,587	57,061,147
Shares reacquired upon conversion into other share class(es)	(269,076)	(10,591,487)

Net increase (decrease) in shares outstanding	171,633	$1,051,004

Class B
Period ended June 26, 2020*:
Shares sold	11,550	$365,038
Shares issued in reinvestment of dividends and distributions	24,675	750,130
Shares reacquired	(30,195)	(927,412)

Net increase (decrease) in shares outstanding before conversion	6,030	187,756
Shares reacquired upon conversion into other share class(es)	(261,146)	(8,966,022)

Net increase (decrease) in shares outstanding	(255,116)	$(8,778,266)

Year ended September 30, 2019:
Shares sold	24,378	$743,168
Shares issued in reinvestment of dividends and distributions	30,394	844,046
Shares reacquired	(70,502)	(2,154,188)

Net increase (decrease) in shares outstanding before conversion	(15,730)	(566,974)
Shares reacquired upon conversion into other share class(es)	(156,849)	(4,751,770)

Net increase (decrease) in shares outstanding	(172,579)	$(5,318,744)

36

Class C	Shares	Amount
Year ended September 30, 2020:
Shares sold	800,396	$27,303,459
Shares issued in reinvestment of dividends and distributions	369,447	11,330,931
Shares reacquired	(742,441)	(24,576,600)

Net increase (decrease) in shares outstanding before conversion	427,402	14,057,790
Shares reacquired upon conversion into other share class(es)	(428,961)	(15,571,038)

Net increase (decrease) in shares outstanding	(1,559)	$(1,513,248)

Year ended September 30, 2019:
Shares sold	931,334	$27,929,356
Shares issued in reinvestment of dividends and distributions	352,083	9,833,672
Shares reacquired	(838,160)	(25,312,488)

Net increase (decrease) in shares outstanding before conversion	445,257	12,450,540
Shares reacquired upon conversion into other share class(es)	(1,744,707)	(55,487,558)

Net increase (decrease) in shares outstanding	(1,299,450)	$(43,037,018)

Class R
Year ended September 30, 2020:
Shares sold	370,381	$14,187,150
Shares issued in reinvestment of dividends and distributions	730,106	25,057,244
Shares reacquired	(2,634,607)	(100,392,994)

Net increase (decrease) in shares outstanding before conversion	(1,534,120)	(61,148,600)
Shares reacquired upon conversion into other share class(es)	(1,833)	(64,169)

Net increase (decrease) in shares outstanding	(1,535,953)	$(61,212,769)

Year ended September 30, 2019:
Shares sold	777,652	$24,648,316
Shares issued in reinvestment of dividends and distributions	550,773	16,952,805
Shares reacquired	(2,508,823)	(83,006,713)

Net increase (decrease) in shares outstanding before conversion	(1,180,398)	(41,405,592)
Shares reacquired upon conversion into other share class(es)	(1,456)	(51,496)

Net increase (decrease) in shares outstanding	(1,181,854)	$(41,457,088)

Class Z
Year ended September 30, 2020:
Shares sold	16,988,157	$838,426,937
Shares issued in reinvestment of dividends and distributions	4,763,454	208,401,095
Shares reacquired	(25,684,039)	(1,281,369,220)

Net increase (decrease) in shares outstanding before conversion	(3,932,428)	(234,541,188)
Shares issued upon conversion from other share class(es)	327,220	16,106,467
Shares reacquired upon conversion into other share class(es)	(100,672)	(4,918,555)

Net increase (decrease) in shares outstanding	(3,705,880)	$(223,353,276)

Year ended September 30, 2019:
Shares sold	16,227,973	$667,472,486
Shares issued in reinvestment of dividends and distributions	3,740,799	143,197,782
Shares reacquired	(27,028,430)	(1,142,338,037)

Net increase (decrease) in shares outstanding before conversion	(7,059,658)	(331,667,769)
Shares issued upon conversion from other share class(es)	423,063	17,902,016
Shares reacquired upon conversion into other share class(es)	(100,894)	(4,165,938)

Net increase (decrease) in shares outstanding	(6,737,489)	$(317,931,691)

PGIM Jennison Growth Fund	37

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended September 30, 2020:
Shares sold	12,605	$597,344
Shares issued in reinvestment of dividends and distributions	5,393	233,992
Shares reacquired	(16,490)	(819,225)

Net increase (decrease) in shares outstanding	1,508	$12,111

Year ended September 30, 2019:
Shares sold	90,086	$3,479,070
Shares issued in reinvestment of dividends and distributions	9,052	345,321
Shares reacquired	(197,456)	(8,237,424)

Net increase (decrease) in shares outstanding	(98,318)	$(4,413,033)

Class R4
Year ended September 30, 2020:
Shares sold	34,265	$1,719,417
Shares issued in reinvestment of dividends and distributions	2,774	121,069
Shares reacquired	(19,299)	(893,830)

Net increase (decrease) in shares outstanding	17,740	$946,656

Year ended September 30, 2019:
Shares sold	119,986	$4,987,522
Shares issued in reinvestment of dividends and distributions	2,064	78,935
Shares reacquired	(38,393)	(1,657,269)

Net increase (decrease) in shares outstanding	83,657	$3,409,188

Class R6
Year ended September 30, 2020:
Shares sold	4,068,459	$215,728,616
Shares issued in reinvestment of dividends and distributions	624,955	27,391,777
Shares reacquired	(3,063,977)	(156,486,967)

Net increase (decrease) in shares outstanding before conversion	1,629,437	86,633,426
Shares issued upon conversion from other share class(es)	2,725	144,123

Net increase (decrease) in shares outstanding	1,632,162	$86,777,549

Year ended September 30, 2019:
Shares sold	7,063,907	$305,244,098
Shares issued in reinvestment of dividends and distributions	153,308	5,871,697
Shares reacquired	(1,142,042)	(48,525,802)

Net increase (decrease) in shares outstanding before conversion	6,075,173	262,589,993
Shares issued upon conversion from other share class(es)	1,986	85,086

Net increase (decrease) in shares outstanding	6,077,159	$262,675,079

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Series converted into Class A shares.

8.    Borrowings

The Company, on behalf of the Series, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of

38

temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 –10/1/2020	10/4/2018 –10/2/2019

Total Commitment	$ 1,222,500,000*	$ 900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Subsequent to the reporting period end, the SCA has been renewed effective October 2, 2020 and will provide a commitment of $1,200,000,000 through September 30, 2021. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Series utilized the SCA during the year ended September 30, 2020. The average daily balance for the 44 days that the Series had loans outstanding during the period was approximately $9,320,977, borrowed at a weighted average interest rate of 2.24%. The maximum loan outstanding amount during the period was $36,056,000. At September 30, 2020, the Series did not have an outstanding loan amount.

9.    Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the Series’ risks, please refer to the Series’ Prospectus and Statement of Additional Information.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. The Series’ holdings can vary significantly from broad market indexes and the performance of the Series can

PGIM Jennison Growth Fund	39

Notes to Financial Statements (continued)

deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Growth Style Risk: The Series’ growth style may subject the Series to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Series follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Series may underperform the market in general, its benchmark and other mutual funds.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Series’ shares. There is no requirement that these entities maintain their investment in the Series. There is a risk that such large shareholders or that the Series’ shareholders generally may redeem all or a substantial portion of their investments in the Series in a short period of time, which could have a significant negative impact on the Series’ NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Series’ ability to implement its investment strategy. The Series’ ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Series may invest a larger portion of its assets in cash or cash equivalents.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline. Additionally, the Series may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Series has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the

40

world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

10.    Recent Accounting Pronouncements and Reporting Updates

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

PGIM Jennison Growth Fund	41

Financial Highlights

Class A Shares
	Year Ended September 30,
	2020	2019	2018	2017		2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$39.94	$42.79	$35.78	$29.86		$29.37
Income (loss) from investment operations:
Net investment income (loss)	(0.21)	(0.09)	(0.10)	(0.05)		(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	20.86	(0.71)	9.23	7.13		2.60
Total from investment operations	20.65	(0.80)	9.13	7.08		2.54
Less Dividends and Distributions:
Distributions from net realized gains	(3.37)	(2.05)	(2.12)	(1.16)		(2.05)
Net asset value, end of year	$57.22	$39.94	$42.79	$35.78		$29.86
Total Return(b):	55.32%	(1.25)%	26.60%	24.70%		8.63%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,816,527	$1,266,661	$1,349,940	$1,147,941		$1,044,317
Average net assets (000)	$1,454,874	$1,257,759	$1,258,241	$1,055,913		$1,061,391
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.00%	1.03%	1.02%	1.02%		1.03%
Expenses before waivers and/or expense reimbursement	1.00%	1.03%	1.02%	1.02%		1.03%
Net investment income (loss)	(0.46)%	(0.24)%	(0.26)%	(0.16)%		(0.19)%
Portfolio turnover rate(e)	49%	43%	40%	54	%(f)	36%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class C Shares
	Year Ended September 30,
	2020	2019	2018	2017		2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$31.38	$34.34	$29.29	$24.82		$24.89
Income (loss) from investment operations:
Net investment income (loss)	(0.39)	(0.27)	(0.30)	(0.22)		(0.21)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	16.00	(0.64)	7.47	5.85		2.19
Total from investment operations	15.61	(0.91)	7.17	5.63		1.98
Less Dividends and Distributions:
Distributions from net realized gains	(3.37)	(2.05)	(2.12)	(1.16)		(2.05)
Net asset value, end of year	$43.62	$31.38	$34.34	$29.29		$24.82
Total Return(b):	54.27%	(1.92)%	25.76%	23.84%		7.89%

Ratios/Supplemental Data:
Net assets, end of year (000)	$165,724	$119,260	$175,142	$121,092		$115,018
Average net assets (000)	$135,568	$145,286	$148,000	$113,836		$110,677
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.68%	1.70%	1.69%	1.72%		1.73%
Expenses before waivers and/or expense reimbursement	1.68%	1.70%	1.69%	1.72%		1.73%
Net investment income (loss)	(1.13)%	(0.89)%	(0.94)%	(0.86)%		(0.88)%
Portfolio turnover rate(e)	49%	43%	40%	54	%(f)	36%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund	43

Financial Highlights (continued)

Class R Shares
	Year Ended September 30,
	2020	2019	2018	2017		2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$34.71	$37.57	$31.72	$26.65		$26.47
Income (loss) from investment operations:
Net investment income (loss)	(0.25)	(0.15)	(0.16)	(0.10)		(0.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	17.90	(0.66)	8.13	6.33		2.33
Total from investment operations	17.65	(0.81)	7.97	6.23		2.23
Less Dividends and Distributions:
Distributions from net realized gains	(3.37)	(2.05)	(2.12)	(1.16)		(2.05)
Net asset value, end of year	$48.99	$34.71	$37.57	$31.72		$26.65
Total Return(b):	54.99%	(1.46)%	26.34%	24.48%		8.39%

Ratios/Supplemental Data:
Net assets, end of year (000)	$300,323	$266,084	$332,402	$318,202		$290,328
Average net assets (000)	$278,701	$282,917	$334,713	$306,004		$277,093
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.21%	1.23%	1.23%	1.22%		1.23%
Expenses before waivers and/or expense reimbursement	1.46%	1.48%	1.48%	1.47%		1.48%
Net investment income (loss)	(0.66)%	(0.43)%	(0.47)%	(0.36)%		(0.39)%
Portfolio turnover rate(e)	49%	43%	40%	54	%(f)	36%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class Z Shares
	Year Ended September 30,
	2020	2019	2018	2017		2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$43.34	$46.12	$38.30	$31.79		$31.05
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	0.04	0.02	0.04		0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	22.81	(0.75)	9.92	7.63		2.76
Total from investment operations	22.74	(0.71)	9.94	7.67		2.79
Less Dividends and Distributions:
Dividends from net investment income	-	(0.02)	-	-		-
Distributions from net realized gains	(3.37)	(2.05)	(2.12)	(1.16)		(2.05)
Total dividends and distributions	(3.37)	(2.07)	(2.12)	(1.16)		(2.05)
Net asset value, end of year	$62.71	$43.34	$46.12	$38.30		$31.79
Total Return(b):	55.83%	(0.95)%	26.99%	25.07%		8.99%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,149,643	$3,028,962	$3,533,891	$2,763,070		$2,015,895
Average net assets (000)	$3,436,278	$3,237,702	$3,107,412	$2,264,779		$1,944,589
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.69%	0.71%	0.71%	0.72%		0.73%
Expenses before waivers and/or expense reimbursement	0.69%	0.71%	0.71%	0.72%		0.73%
Net investment income (loss)	(0.15)%	0.09%	0.04%	0.13%		0.11%
Portfolio turnover rate(e)	49%	43%	40%	54	%(f)	36%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund	45

Financial Highlights (continued)

Class R2 Shares
	Year Ended September 30,		November 28, 2017(a) through September 30,
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$43.05	$45.99	$41.24
Income (loss) from investment operations:
Net investment income (loss)	(0.27)	(0.14)	(0.32)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	22.58	(0.75)	7.19
Total from investment operations	22.31	(0.89)	6.87
Less Dividends and Distributions:
Distributions from net realized gains	(3.37)	(2.05)	(2.12)
Net asset value, end of period	$61.99	$43.05	$45.99
Total Return(c):	55.19%	(1.37)%	17.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,534	$3,084	$7,815
Average net assets (000)	$3,663	$5,033	$1,011
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.10%	1.10%	1.10	%(e)
Expenses before waivers and/or expense reimbursement	1.45%	1.41%	3.11	%(e)
Net investment income (loss)	(0.56)%	(0.33)%	(0.86)	%(e)
Portfolio turnover rate(f)	49%	43%	40%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Class R4 Shares
	Year Ended September 30,		November 28, 2017(a) through September 30,
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$43.26	$46.08	$41.24
Income (loss) from investment operations:
Net investment income (loss)	(0.15)	(0.03)	(0.22)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	22.74	(0.74)	7.18
Total from investment operations	22.59	(0.77)	6.96
Less Dividends and Distributions:
Distributions from net realized gains	(3.37)	(2.05)	(2.12)
Net asset value, end of period	$62.48	$43.26	$46.08
Total Return(c):	55.59%	(1.09)%	17.83%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,840	$3,969	$372
Average net assets (000)	$4,883	$4,125	$38
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.85%	0.85%	0.85	%(e)
Expenses before waivers and/or expense reimbursement	1.12%	1.22%	57.88	%(e)
Net investment income (loss)	(0.31)%	(0.06)%	(0.62)	%(e)
Portfolio turnover rate(f)	49%	43%	40%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund	47

Financial Highlights (continued)

Class R6 Shares
	Year Ended September 30,			September 27, 2017(a) through September 30,
	2020	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$43.41	$46.19	$38.30	$37.92
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.08	0.08	-	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	22.85	(0.75)	9.93	0.38
Total from investment operations	22.83	(0.67)	10.01	0.38
Less Dividends and Distributions:
Dividends from net investment income	-	(0.06)	-	-
Distributions from net realized gains	(3.37)	(2.05)	(2.12)	-
Total dividends and distributions	(3.37)	(2.11)	(2.12)	-
Net asset value, end of period	$62.87	$43.41	$46.19	$38.30
Total Return(d):	55.98%	(0.83)%	27.18%	1.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$609,443	$349,897	$91,625	$13,539
Average net assets (000)	$427,945	$205,755	$50,011	$13,296
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	0.58%	0.59%	0.60%	0.58	%(g)
Expenses before waivers and/or expense reimbursement	0.58%	0.59%	0.62%	0.58	%(g)
Net investment income (loss)	(0.04)%	0.19%	0.18%	(0.43)	%(g)
Portfolio turnover rate(h)	49%	43%	40%	54	%(i)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Series invests.
(f)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)	Annualized.
(h)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(i)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Investment Portfolios, Inc. and

Shareholders of PGIM Jennison Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Growth Fund (one of the funds constituting The Prudential Investment Portfolios, Inc., referred to hereafter as the “Fund”) as of September 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

November 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Growth Fund	49

Series Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Series has adopted and implemented a liquidity risk management program (the “LRMP”). The Series’ LRMP seeks to assess and manage the Series’ liquidity risk, which is defined as the risk that the Series is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Series. The Company’s Board of Directors (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Series’ investment manager, to serve as the administrator of the Series’ LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Series’ LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Series’ LRMP includes no less than annual assessments of factors that influence the Series’ liquidity risk; no less than monthly classifications of the Series’ investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Series’ assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Series does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Series’ LRMP, including any material changes to the LRMP for the period from the inception of the Series’ LRMP on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Series’ LRMP was reasonably designed to assess and manage the Series’ liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Series’ investment strategies continue to be appropriate given the Series’ status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Series, including liquidity risks presented by the Series’ investment portfolio, is found in the Series’ Prospectus and Statement of Additional Information.

50

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2020, the Series reported the maximum amount allowed per share, but not less than $3.37 for Class A, B, C, R, Z, R2, R4 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2020.

PGIM Jennison Growth Fund	51

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (June 2018-October 2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Jennison Growth Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Growth Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Growth Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

[1]	PGIM Jennison Growth Fund is a series of The Prudential Investment Portfolios, Inc.

PGIM Jennison Growth Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, including investment research and security selection, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds, and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Jennison Growth Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to evaluate performance, and the Peer Group, which was used to evaluate expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund

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expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three- and five-year periods, though it underperformed over the one- and ten-year periods.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 0.60% for Class R6 shares through January 31, 2021.

•

The Board and PGIM Investments also agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual operating expenses to exceed 1.10% for Class R2 shares and 0.85% for Class R4 shares through January 31, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Growth Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Growth Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GROWTH FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6
NASDAQ	PJFAX	PJFCX	PJGRX	PJFZX	PJFOX	PJFPX	PJFQX
CUSIP	74437E107	74437E305	74437E651	74437E404	74437E420	74437E412	74437E479

MF168 E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended September 30, 2020, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended September 30, 2020, PwC billed the Registrant $95,800 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended September 30, 2019, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended September 30, 2019, KPMG billed the Registrant $94,722 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended September 30, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended September 30, 2020, fees of $6,354 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended September 30, 2019, fees of $4,254 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal years ended September 30, 2020 and September 30, 2019: none.

(d) All Other Fees

For the fiscal years ended September 30, 2020 and September 30, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended September 30, 2020 and September 30, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2020 and September 30, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 –	Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Investment Portfolios, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	November 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 17, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	November 17, 2020